  As filed with the Securities and Exchange Commission on September 28, 2005.


                                            1933 Act Registration No. 333-16611
                                            1940 Act Registration No. 811-07943
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   Form N-1A


                     REGISTRATION STATEMENT UNDER THE
                       SECURITIES ACT OF 1933                 [_]

                     Pre-Effective Amendment No.              [_]

                     Post-Effective Amendment No. _11         [X]

                                and/or

                     REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940         [_]

                     Amendment No. _14                        [X]


                       (Check appropriate box or boxes)

                               -----------------

                          Nuveen Multistate Trust III
              (Exact name of Registrant as Specified in Charter)

              333 West Wacker Drive,              60606
                 Chicago, Illinois
               (Address of Principal           (Zip Code)
                 Executive Office)

      Registrant's Telephone Number, including Area Code: (312) 917-7700

                Jessica R. Droeger           With a copy to:
                Vice President and          Thomas S. Harman
                     Secretary          Morgan Lewis & Bockius LLP
               333 West Wacker Drive    1111 Pennsylvania Avenue,
              Chicago, Illinois 60606             N.W.
               (Name and Address of      Washington, D.C. 20004
                Agent for Service)

It is proposed that this filing will become effective (check appropriate box):


[X] Immediately upon filing pursuant to paragraph (b)        [_] on (date) pursuant to paragraph (a)(1) of
    of Rule 485                                                  Rule 485

[_] on (date) pursuant to paragraph (b) of Rule 485          [_] 75 days after filing pursuant to paragraph (a)(2)
                                                                 of Rule 485

[_] 60 days after filing pursuant to paragraph (a)(1) of     [_] on (date) pursuant to paragraph (a)(2) of
    Rule 485                                                     Rule 485


If appropriate, check the following box:
[_]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                   CONTENTS

                                      OF

                            REGISTRATION STATEMENT

                       UNDER THE SECURITIES ACT OF 1933

                              FILE NO. 333-16611

                                      AND

                            REGISTRATION STATEMENT

                   UNDER THE INVESTMENT COMPANY ACT OF 1940

                              FILE NO. 811-07943

   This Registration Statement comprises the following papers and contents:

  The Facing Sheet

  Part A-The Prospectus For:

    Nuveen Georgia Municipal Bond Fund

    Nuveen Louisiana Municipal Bond Fund

    Nuveen North Carolina Municipal Bond Fund

    Nuveen Tennessee Municipal Bond Fund

  Part B-The Statement of Additional Information

  Copy of the Annual Report to Shareholders (the financial statements from which are incorporated by reference into the Statement of Additional Information)

  Part C-Other Information

  Signatures

  Index to Exhibits

  Exhibits

--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds

--------------------------------------------------------------------------------

                                               PROSPECTUS  SEPTEMBER 28, 2005

                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Georgia Municipal Bond Fund
Nuveen Louisiana Municipal Bond Fund
Nuveen North Carolina Municipal Bond Fund
Nuveen Tennessee Municipal Bond Fund




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
[LOGO] Nuveen Investments

                                    [GRAPHIC]

We have used the icons
below throughout this
prospectus to make it
easy for you to find the
type of information
you need.


Investment Strategy


Risks


Fees, Charges
and Expenses


Shareholder
Instructions


Performance and
Current Portfolio
Information
Table of Contents



         Section 1  The Funds
         This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.


         Introduction                                                1
         Nuveen Georgia Municipal Bond Fund                          2
         Nuveen Louisiana Municipal Bond Fund                        4
         Nuveen North Carolina Municipal Bond Fund                   6
         Nuveen Tennessee Municipal Bond Fund                        8

         Section 2  How We Manage Your Money
         This section gives you a detailed discussion of our investment and risk management strategies.


         Who Manages the Funds                                      10
         What Securities We Invest In                               11
         How We Select Investments                                  13
         What the Risks Are                                         13
         How We Manage Risk                                         14

         Section 3  How You Can Buy and Sell Shares
         This section provides the information you need to move money into or out of your account.


         What Share Classes We Offer                                15
         How to Reduce Your Sales Charge                            16
         How to Buy Shares                                          18
         Systematic Investing                                       19
         Systematic Withdrawal                                      20
         Special Services                                           20
         How to Sell Shares                                         21

         Section 4  General Information
         This section summarizes the funds' distribution policies and other general fund information.


         Dividends, Distributions and Taxes                         23
         Distribution and Service Plans                             24
         Net Asset Value                                            25
         Frequent Trading                                           26
         Fund Service Providers                                     27

         Section 5  Financial Highlights
         This section provides the funds' financial performance for
         the past five years.                                       28

         Appendix  Additional State Information                     32

                                                             September 28, 2005


Section 1  The Funds

                       Nuveen Georgia Municipal Bond Fund
                       Nuveen Louisiana Municipal Bond Fund
                       Nuveen North Carolina Municipal Bond Fund
                       Nuveen Tennessee Municipal Bond Fund

                                                 [GRAPHIC]

                       INTRODUCTION

                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

 NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE         NO BANK GUARANTEE


                                                           Section 1  The Funds

                                    [GRAPHIC]


         NUVEEN GEORGIA MUNICIPAL BOND FUND

Fund Overview


                                    [GRAPHIC]

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

What Are the Risks of Investing in the Fund?

The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments when due. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Georgia bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

..  Earn regular monthly tax-free dividends;

..  Preserve investment capital over time;

..  Reduce taxes on investment income; or

.. Set aside money systematically for retirement, estate planning or college funding.


You should not invest in this fund if you seek to:

..  Pursue long-term growth;

..  Invest through an IRA or 401(k) plan; or

..  Avoid fluctuations in share price.

How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annual fund and index returns for the one-, five- and ten-year periods ended December 31, 2004. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/


                        [BAR CHART APPEARS HERE]

                         Class A Annual Returns
                         ----------------------
1995    1996    1997     1998    1999     2000    2001   2002   2003   2004
----    ----    ----     ----    ----     ----    ----   ----   ----   ----
17.0%   3.8%    11.9%    5.4%    -5.4%    11.7%   4.9%   8.3%   5.5%   5.1%




Section 1  The Funds

During the ten-year period ended December 31, 2004, the highest and lowest quarterly returns were 6.96% and -2.40%, respectively for the quarters ended 3/31/95 and 6/30/04. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                           Average Annual Total Returns
                                           for the Periods Ended
                                             December 31, 2004
                Class Returns Before Taxes 1 Year    5 Year   10 Year
                -------------------------------------------------------
                Class A (Offer)            0.65%     6.15%     6.20%
                Class B                    0.28%     6.09%     6.08%
                Class C                    4.52%     6.47%     6.08%
                Class R                    5.35%     7.28%     6.81%
                -------------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions           0.65%     6.14%     6.19%
                 After Taxes on
                   Distributions and
                   Sale of Shares          1.90%     5.96%     6.07%
                -------------------------------------------------------
                Lehman Brothers
                  Municipal Bond Index/2/  4.48%     7.20%     7.06%
                Lipper Peer Group/3/       3.01%     6.29%     6.21%


What Are the Costs of Investing?


                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None


 1. Class A and C total returns reflect actual performance for all periods; Class B and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/05 was 3.25%.


 2. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.


 3. The Lipper Peer Group returns represent the average annualized total returns for the 10 largest funds in the Lipper Georgia Municipal Debt Funds Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper Peer Group.


 Annual Fund Operating Expenses

Paid From Fund Assets


         Share Class                              A     B     C   R
         -------------------------------------------------------------
         Management Fees                         .54%  .54%  .54% .54%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         Other Expenses                          .12%  .12%  .12% .12%
         Total Annual Fund Operating
         Expenses--Gross+                        .86% 1.61% 1.41% .66%



           +After Expense Reimbursements
           Expense Reimbursements        (.01%) (.01%) (.01%) (.01%)
           Total Annual Fund Operating
           Expenses--Net                  .85%  1.60%  1.40%   .65%


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  504 $  564 $  144 $ 67 $  504 $  164 $  144 $ 67
         3 Years    $  683 $  808 $  446 $211 $  683 $  508 $  446 $211
         5 Years    $  877 $  976 $  771 $368 $  877 $  876 $  771 $368
         10 Years   $1,436 $1,710 $1,691 $822 $1,436 $1,710 $1,691 $822


 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5. Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."
 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 7. As a percentage of the lesser of purchase price or redemption proceeds.
 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Louisiana Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]

Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases local, income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]

How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments when due. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Louisiana bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long-term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annual fund and index returns for the one-, five- and ten-year periods ended December 31, 2004. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/


                        [BAR CHART APPEARS HERE]

                        Class A Annual Returns
                        ----------------------

 1995    1996    1997    1998     1999    2000   2001    2002    2003   2004
 ----    ----    ----    ----     ----    ----   ----    ----    ----   ----
 18.8%    4.8%    9.7%    6.1%    -6.2%   12.9%   4.7%    8.9%   4.5%   4.2%




Section 1  The Funds

During the ten-year period ended December 31, 2004, the highest and lowest quarterly returns were 7.34% and -2.63%, respectively for the quarters ended 3/31/95 and 6/30/04. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2004
                Class Return Before Taxes 1 Year    5 Year   10 Year
                ------------------------------------------------------
                Class A (Offer)           -0.17%    6.08%     6.20%
                Class B                   -0.66%    6.03%     6.08%
                Class C                    3.55%    6.38%     6.07%
                Class R                    4.29%    7.28%     6.87%
                ------------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions          -0.18%    6.08%     6.18%
                 After Taxes on
                   Distributions and
                   Sales of Shares         1.39%    5.91%     6.07%
                ------------------------------------------------------
                Lehman Brothers
                  Municipal Bond Index/2/  4.48%    7.20%     7.06%
                Lipper Peer Group/3/       3.71%    6.59%     6.12%


What Are the Costs of Investing?


                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

         Share Class                       A         B       C     R/5/
         --------------------------------------------------------------
         Maximum Sales Charge Imposed
         on Purchases                 4.20%/6/    None    None     None
         Maximum Sales Charge Imposed
         on Reinvested Dividends          None    None    None     None
         Exchange Fees                    None    None    None     None
         Deferred Sales Charge/7/         None/8/   5%/9/   1%/10/ None


 1. Class A and C total returns reflect actual performance for all periods; Class B and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/05 was 3.16%.


 2. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.


 3. The Lipper Peer Group returns represent the average annualized total returns for the 10 largest funds in the Lipper Louisiana Municipal Debt Funds Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper Peer Group.


 Annual Fund Operating Expenses

Paid From Fund Assets


         Share Class                              A     B     C   R
         -------------------------------------------------------------
         Management Fees                         .54%  .54%  .54% .54%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         Other Expenses                          .12%  .12%  .12% .12%
         Total Annual Fund Operating
         Expenses--Gross+                        .86% 1.61% 1.41% .66%



           +After Expense Reimbursements
           Expense Reimbursements        (.01%) (.01%) (.01%) (.01%)
           Total Annual Fund Operating
           Expenses--Net                  .85%  1.60%  1.40%   .65%


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  504 $  564 $  144 $ 67 $  504 $  164 $  144 $ 67
         3 Years    $  683 $  808 $  446 $211 $  683 $  508 $  446 $211
         5 Years    $  877 $  976 $  771 $368 $  877 $  876 $  771 $368
         10 Years   $1,436 $1,710 $1,691 $822 $1,436 $1,710 $1,691 $822


 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5. Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."
 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 7. As a percentage of the lesser of purchase price or redemption proceeds.
 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen North Carolina Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]

Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]

How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments when due. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in North Carolina bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long-term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annual fund and index returns for the one-, five- and ten-year periods ended December 31, 2004. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/


                        [BAR CHART APPEARS HERE]

                        Class A Annual Returns
                        ----------------------

1995    1996    1997    1998     1999     2000     2001    2002   2003   2004
----    ----    ----    ----     ----     ----     ----    ----   ----   ----
15.5%   3.0%    8.9%    5.5%    -5.7%    13.1%     4.4%    9.2%   5.4%   4.1%



Section 1  The Funds

During the ten-year period ended December 31, 2004, the highest and lowest quarterly returns were 5.83% and -2.54%, respectively for the quarters ended 3/31/95 and 9/30/99. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                           Average Annual Total Returns
                                           for the Periods Ended
                                             December 31, 2004
                Class Returns Before Taxes 1 Year    5 Year   10 Year
                -------------------------------------------------------
                Class A (Offer)            -0.31%    6.25%     5.72%
                Class B                    -0.69%    6.24%     5.59%
                Class C                     3.49%    6.60%     5.59%
                Class R                     4.25%    7.40%     6.33%
                -------------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions           -0.31%    6.25%     5.70%
                 After Taxes on
                   Distributions and
                   Sale of Shares           1.25%    6.05%     5.62%
                -------------------------------------------------------
                Lehman Brothers
                  Municipal Bond Index/2/   4.48%    7.20%     7.06%
                Lipper Peer Group/3/        3.12%    6.26%     5.99%


What Are the Costs of Investing?


                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

          Share Class                     A        B       C     R/5/
          -----------------------------------------------------------
          Maximum Sales Charge Imposed
          on Purchases                 4.20%/6/ None    None     None
          Maximum Sales Charge Imposed
          on Reinvested Dividends       None    None    None     None
          Exchange Fees                 None    None    None     None
          Deferred Sales Charge/7/      None/8/   5%/9/   1%/10/ None


 1. Class A and C total returns reflect actual performance for all periods; Class B and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/05 was 2.96%.


 2. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.


 3. The Lipper Peer Group returns represent the average annualized total returns for the 10 largest funds in the Lipper North Carolina Municipal Debt Funds Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper Peer Group.


 Annual Fund Operating Expenses

Paid From Fund Assets


         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .54%  .54%  .54% .54%
         .............................................................
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         .............................................................
         Other Expenses                          .11%  .11%  .11% .11%
         .............................................................
         Total Annual Fund Operating
         Expenses--Gross+                        .85% 1.60% 1.40% .65%
         .............................................................



           +After Expense Reimbursements
           Expense Reimbursements        (.01%) (.01%) (.01%) (.01%)
           .........................................................
           Total Annual Fund Operating
           Expenses--Net                  .84%  1.59%  1.39%   .64%
           .........................................................


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                            Redemption               No Redemption
        Shares Class   A      B      C     R     A      B      C     R
        ----------------------------------------------------------------
          1 Year     $  503 $  563 $  143 $ 66 $  503 $  163 $  143 $ 66
        ................................................................
          3 Years    $  680 $  805 $  443 $208 $  680 $  505 $  443 $208
        ................................................................
          5 Years    $  872 $  971 $  766 $362 $  872 $  871 $  766 $362
        ................................................................
          10 Years   $1,425 $1,699 $1,680 $810 $1,425 $1,699 $1,680 $810


 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5. Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."
 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 7. As a percentage of the lesser of purchase price or redemption proceeds.
 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Tennessee Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]

Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]

How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments when due. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Tennessee bonds. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long-term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annual fund and index returns for the one-, five- and ten-year periods ended December 31, 2004. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/


                        [BAR CHART APPEARS HERE]

                         Class A Annual Returns
                         ----------------------

1995    1996    1997    1998    1999     2000    2001   2002   2003    2004
----    ----    ----    ----    ----     ----    ----   ----   ----    ----
15.8%   3.5%    9.1%    5.5%    -5.0%    10.6%   5.2%   9.2%   5.7%    4.7%



Section 1  The Funds

During the ten-year period ended December 31, 2004, the highest and lowest quarterly returns were 6.30% and -2.54%, respectively for the quarters ended 3/31/95 and 6/30/04. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                           Average Annual Total Returns
                                           for the Periods Ended
                                             December 31, 2004
                Class Returns Before Taxes 1 Year    5 Year   10 Year
                -------------------------------------------------------
                Class A (Offer)             0.31%    6.12%     5.84%
                Class B                    -0.09%    6.09%     5.72%
                Class C                     4.13%    6.46%     5.70%
                Class R                     5.36%    7.35%     6.49%
                -------------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions            0.28%    6.11%     5.83%
                 After Taxes on
                   Distributions and
                   Sale of Shares           1.73%    5.96%     5.75%
                -------------------------------------------------------
                Lehman Brothers
                  Municipal Bond Index/2/   4.48%    7.20%     7.06%
                Lipper Peer Group/3/        3.27%    6.08%     6.20%


What Are the Costs of Investing?


                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

         Share Class                       A         B       C     R/5/
         --------------------------------------------------------------
         Maximum Sales Charge Imposed
         on Purchases                 4.20%/6/    None    None     None
         Maximum Sales Charge Imposed
         on Reinvested Dividends          None    None    None     None
         Exchange Fees                    None    None    None     None
         Deferred Sales Charge/7/         None/8/   5%/9/   1%/10/ None


 1. Class A and C total returns reflect actual performance for all periods; Class B and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/05 was 2.84%.


 2. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.


 3. The Lipper Peer Group returns represent the average annualized total returns for the 10 largest funds in the Lipper Tennessee Municipal Debt Funds Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper Peer Group.


 Annual Fund Operating Expenses

Paid From Fund Assets


         Share Class                              A     B     C   R
         -------------------------------------------------------------
         Management Fees                         .53%  .53%  .53% .53%
         .............................................................
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         .............................................................
         Other Expenses                          .10%  .10%  .10% .10%
         .............................................................
         Total Annual Fund Operating
         Expenses                                .83% 1.58% 1.38% .63%
         .............................................................




The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  501 $  561 $  140 $ 64 $  501 $  161 $  140 $ 64
        ...............................................................
         3 Years    $  674 $  799 $  437 $202 $  674 $  499 $  437 $202
        ...............................................................
         5 Years    $  861 $  960 $  755 $351 $  861 $  860 $  755 $351
        ...............................................................
         10 Years   $1,402 $1,677 $1,657 $786 $1,402 $1,677 $1,657 $786


 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5. Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."
 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 7. As a percentage of the lesser of purchase price or redemption proceeds.
 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                           Section 1  The Funds

Section 2  How We Manage Your Money

                       To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


                                                 [GRAPHIC]

                       WHO MANAGES THE FUNDS

                       Nuveen Asset Management ("NAM"), the funds' investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. NAM is responsible for the selection and on-going monitoring of the securities in the funds' investment portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, IL 60606.


                       NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen Investments"). Founded in 1898, Nuveen Investments, and its affiliates had approximately $124 billion in assets under management, as of June 30, 2005. Nuveen Investments is a publicly-traded company and was, until April 2005, a majority-owned subsidiary of The St. Paul Travelers Companies, Inc., a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.




                       NAM is responsible for execution of specific investment strategies and day-to-day investment operations. NAM manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.


                       Scott R. Romans has been the portfolio manager for the Louisiana Fund since November 2003. Currently, Scott Romans manages 29 Nuveen-sponsored investment companies. He has been Vice President of NAM since 2004, Portfolio Manager since 2003, and was, formerly, Assistant Vice President (2003-2004) and Senior Analyst (2000-2003).



                       Cathryn P. Steeves has been the portfolio manager for the Georgia, North Carolina and Tennessee Funds since August 2004. Cathryn Steeves currently manages investments for 26 Nuveen-sponsored investment companies. She has been Vice President of NAM since 2003 and was, previously, Assistant Vice President (2001-2003) and Senior Analyst (1998-2004).


                       For the most recent fiscal year, the funds paid the following management fees to NAM as a percentage of net assets:


                 Nuveen Georgia Municipal Bond Fund        .54%
                 Nuveen Louisiana Municipal Bond Fund      .54%
                 Nuveen North Carolina Municipal Bond Fund .54%
                 Nuveen Tennessee Municipal Bond Fund      .53%





                       Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds is provided in the Statement of Additional Information. The Statement of Additional Information is available free of


Section 2  How We Manage Your Money
                       charge by calling (800) 257-8787 or by visiting Nuveen's website at http://www.nuveen.com/MF/resources/eReports.aspx.



                                                 [GRAPHIC]

                       WHAT SECURITIES WE INVEST IN

                       Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Municipal Bonds

                       The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income tax. Income from these bonds may be subject to the federal alternative minimum tax ("AMT").

                       States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.


                       The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will, in making a purchase decision, take into consideration the issuer's incentive to continue making appropriations until maturity.


                       The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels--rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.

                       In evaluating municipal bonds of different credit qualities or maturities, NAM takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, NAM evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

                       Quality Municipal Bonds

                       The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by at least one independent rating agency at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a

                                            Section 2  How We Manage Your Money
                       specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam), which are exempt from regular federal, state and local income taxes.

                       Portfolio Maturity

                       Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

                       Short-Term Investments

                       Under normal market conditions, each fund may invest up to 20% of net assets in short-term investments, such as short-term, high quality municipal bonds or tax-exempt money market funds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

                       Forwards and Delayed-Delivery Settlement

                       Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed-delivery" transaction. Newly issued municipal bonds sold on a "when-issued" basis represent a common form of delayed-delivery transaction. If settlement takes place more than 60 days after purchase, the transaction is called a "forward." These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

                       Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.

                       Portfolio Holdings

                       A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' Statement of Additional Information. Certain portfolio securities information for each fund is available on the funds' website--www.nuveen.com--by clicking the "Individual Investors--Mutual Funds" section of the home page and following the applicable link for each fund in the "Find A Fund" section. By following these links, you can obtain a top ten list and a complete list of portfolio securities of each fund as of the end of the most recent month. The portfolio securities information on the funds' website is generally made available approximately 2-5 business days following the end of each most recent month. This information will remain available on the website until the funds file with the SEC their annual, semiannual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

Section 2  How We Manage Your Money

                                                 [GRAPHIC]

                       HOW WE SELECT INVESTMENTS

                       NAM selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. NAM is supported by Nuveen's team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We use these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

                       Portfolio Turnover

                       Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

                                                 [GRAPHIC]

                       WHAT THE RISKS ARE

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

                       Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments when due as a result of changing financial or market conditions.

                       Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

                       Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

                       State concentration risk: Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the Georgia, Louisiana, and North Carolina Funds, which as "non-diversified" funds may concentrate their investments in municipal bonds

                                            Section 2  How We Manage Your Money
                       of certain issuers to a greater extent than the Tennessee Fund, which is a diversified fund.

                       Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each fund's assets can decline as can the value of the fund's distributions.


                                                 [GRAPHIC]

                       HOW WE MANAGE RISK

                       In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of credit risk and interest rate risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within a state, as well as across different industry sectors.

                       Investment Limitations

                       The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

                        . 25% in any one industry such as electric utilities or health care.

                       As a diversified fund, the Tennessee Fund also may not have more than:

                        . 5% in securities of any one issuer (except U.S. government securities or for 25% of its assets).

                       Hedging and Other Defensive Investment Strategies

                       Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

                       Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, swap contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in NAM's opinion, correlate with the prices of the funds' investments. Although the funds have no present intent to use these strategies, market circumstances may necessitate their use in the future.

Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of services for your convenience. For further details, please see the Statement of Additional Information, which is available by calling (800) 257-8787 or by visiting Nuveen's website at www.nuveen.com.


                                                 [GRAPHIC]

                       WHAT SHARE CLASSES WE OFFER

                       Class A Shares

                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets that compensates your financial advisor for providing ongoing service to you. Nuveen Investments, LLC ("Nuveen"), a wholly-owned subsidiary of Nuveen Investments, and the distributor of the funds, retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:


                                                                                 Authorized Dealer
                                    Sales Charge as % of  Sales Charge as % of  Commission as % of
Amount of Purchase                  Public Offering Price Net Amount Invested  Public Offering Price
 Less than $50,000                          4.20%                 4.38%                3.70%
.....................................................................................................
 $50,000 but less than $100,000             4.00                  4.18                 3.50
.....................................................................................................
 $100,000 but less than $250,000            3.50                  3.63                 3.00
.....................................................................................................
 $250,000 but less than $500,000            2.50                  2.56                 2.00
.....................................................................................................
 $500,000 but less than $1,000,000          2.00                  2.04                 1.50
.....................................................................................................
 $1,000,000 and over                          --1                   --                 1.001
.....................................................................................................

                    /1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a contingent deferred sales charge ("CDSC") of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.

                       Class B Shares

                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing ongoing service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                     Section 3  How You Can Buy and Sell Shares

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.


           Years Since Purchase 0-1  1-2  2-3  3-4  4-5  5-6  Over 6
            CDSC                  5%   4%   4%   3%   2%   1%   None

                       The funds have established a limit to the amount of Class B shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.

                       Class C Shares

                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee compensates Nuveen for paying your financial advisor an on-going sales commission as well as an advance of the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

                       The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.

                       Class R Shares

                       You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or on-going service or distribution fees. Class R shares have lower on-going expenses than the other classes.


                                                 [GRAPHIC]

                       HOW TO REDUCE YOUR SALES CHARGE

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

                       Class A Sales Charge Reductions

                        . Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of any fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any Nuveen Mutual Fund.

                        . Letter of Intent. Subject to certain requirements, you may purchase Class A shares of any fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

                        . Group Purchase. If you are a member of a qualified group, you may purchase Class A shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's aggregate purchases.

                       For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases

Section 3  How You Can Buy and Sell Shares
                       by (i) you, (ii) your spouse (or equivalent if recognized under local law) and children under 21 years of age, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

                       Class A Sales Charge Waivers

                       Class A shares of a fund may be purchased at net asset value without a sales charge as follows:

                        .  Purchases of $1,000,000 or More.

                        . Monies Representing Reinvestment of Nuveen Defined Portfolio and Nuveen Mutual Fund Distributions.

                        . Certain Eligible Employee-Sponsored Qualified Defined Contribution Retirement Plans. Eligible plans are those with at least 25 employees that either make an initial purchase of $500,000 of shares of Nuveen Mutual Funds or execute a Letter of Intent to do so.


                        . Certain Employees and Affiliates of Nuveen. Purchases by any officers, trustees, and former trustees of the Nuveen Funds, as well as bona fide full-time and retired employees of Nuveen, and subsidiaries thereof, and such employees' immediate family members (as defined in the Statement of Additional Information).


                        . Authorized Dealer Personnel. Purchases by any person who, for at least 90 days, has been an officer, director, or bona fide employee of any authorized dealer or any such person's immediate family member.

                        . Certain Trust Departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity.

                        . Additional Categories of Investors. Purchases made by: (1) investors purchasing on a periodic fee, asset-based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (2) clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

                        . Reinvestment of Redemption Proceeds. Purchases when reinvesting certain redemption proceeds of unaffiliated funds subject to liquidation or merger.

                       Class R Eligibility

                       Class R shares are available for (i) purchases of $10 million or more, (ii) purchases using dividends and capital gains distributions on Class R shares, and (iii) purchase by the following categories of investors:

                        . Certain trustees, directors, employees, and affiliates of Nuveen.

                        .  Certain authorized dealer personnel.

                        .  Certain bank or broker-affiliated trust departments.

                        . Certain additional categories of investors, including certain direct advisory accounts of Nuveen and its affiliates, and qualifying clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.


                       Please refer to the Statement of Additional Information for more information about Class A and Class R shares, including more detailed program descriptions and eligibility requirements. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting


                                     Section 3  How You Can Buy and Sell Shares

                       Nuveen's website at
                       www.nuveen.com/MF/resources/eReports.aspx, where you will also find the information included in this prospectus.

                       Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a breakpoint discount. This may include account statements of family members and information regarding Nuveen Fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.


                                                 [GRAPHIC]

                       HOW TO BUY SHARES

                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the "NYSE") is open for business and normally ends at 4 p.m. New York time. Generally, the NYSE is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

                       Through a Financial Advisor

                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

                       Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.

                       By Mail

                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your checks to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.

                       On-line

                       Existing shareholders may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing,

Section 3  How You Can Buy and Sell Shares
                       identically registered accounts. You can continue to look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the funds' website. To access your account, follow the links under "Individual Investors" on www.nuveen.com to "Account Access" and choose "Mutual Funds." The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction.



                       By Telephone



                       Existing shareholders may also process these same mutual fund transactions via our automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares via the telephone, you must have established Fund Direct privileges on your account prior to the requested transaction.


                       Investment Minimums


                       The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs as described in the Statement of Additional Information. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.



                                                 [GRAPHIC]

                       SYSTEMATIC INVESTING

                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investing opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying the fund in writing.

                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                       Systematic Exchanging

                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.

                       Benefits of Systematic Investing

                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.

                                     Section 3  How You Can Buy and Sell Shares

                       The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.


                         LOGO


              LOGO

                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct"), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund's systematic withdrawal plan.

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.


              LOGO

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares

                       You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

Section 3  How You Can Buy and Sell Shares

                       See "General Information--Frequent Trading" below. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

                       Fund Direct/SM/

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at
                       (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.


                                                 [GRAPHIC]

                       HOW TO SELL SHARES

                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                       By Telephone


                       If you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.







                                    [GRAPHIC]



An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

                                     Section 3  How You Can Buy and Sell Shares

                       By Mail

                       You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.

                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 30 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

                       On-line


                       You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, follow the links under "Individual Investors" on www.nuveen.com to "Account Access" and choose "Mutual Funds." The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account.


                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.


                                    [GRAPHIC]



An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $1,000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


                                                 [GRAPHIC]

                       DIVIDENDS, DISTRIBUTIONS AND TAXES



                       The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth day of each month, usually payable the first business day of the following month. Each fund will seek to pay monthly tax-exempt dividends at a level rate that reflects the past and projected net income of the fund. To help maintain more stable monthly distributions, the distribution paid by a fund for any particular monthly period may be more or less than the amount of net income actually earned by the fund during such period. Any such under- (or over-) distribution of income is reflected in each fund's net asset value. This policy is designed to result in the distribution of substantially all of the funds' net income over time.


                       Payment and Reinvestment Options

                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

                       Taxes and Tax Reporting

                       Because the funds invest primarily in municipal bonds from a particular state, the regular monthly dividends you, as a taxpayer in that state, receive will generally be exempt from regular federal and state income tax. All or a portion of these dividends, however, may be subject to the federal AMT. Income exempt from federal tax may be subject to state and local income tax.

                       Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of the funds' normal investment activities. The funds' distributions of these amounts are taxed as ordinary income or capital gains and are taxable whether received in cash or reinvested in additional shares. Dividends from the funds' long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The funds' taxable dividends are not expected to qualify for a dividends received deduction if you are a corporate shareholder or for lower tax rates on qualified dividend income.

                       Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is not affected by whether you reinvest your dividends or elect to receive them in cash.

                                                 Section 4  General Information

                       If you receive Social Security or railroad retirement benefits, you should consult your tax advisor about how an investment in a fund may affect the taxation of your benefits.

                       Each sale or exchange of fund shares may be a taxable event. When you exchange shares of one Nuveen Fund for shares of a different Nuveen Fund, the exchange is treated the same as a sale for tax purposes.

                       Please note that if you do not furnish us with your correct Social Security number or employer identification number, you fail to provide certain certifications to the fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the fund to withhold, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income a fund has earned but not yet distributed.

                       Taxable Equivalent Yields


                       The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you in comparing municipal investments like the funds with fully taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:


                       Taxable Equivalent of Tax-Free Yields

                                   To Equal a Tax-Free Yield of:
                                   3.00%          4.00%    5.00%    6.00%
                      Tax Bracket: A Taxable Investment Would Need to Yield:
                      ------------------------------------------------------
                        25%        4.00%          5.33%    6.67%    8.00%
                        28%        4.17%          5.56%    6.94%    8.33%
                        33%        4.48%          5.97%    7.46%    8.96%
                        35%        4.62%          6.15%    7.69%    9.23%

                       The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. Please note that investments that generate qualified dividend income that is taxable at the maximum rate of 15% will have a lower taxable equivalent yield. For more detailed information, see the Statement of Additional Information or consult your tax advisor.


              LOGO

                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act. (See "How You Can Buy and Sell Shares--What Share Classes We Offer" for a description of the distribution and service fees paid under this plan.)

Section 4  General Information

                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                       In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to authorized dealers as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain authorized dealers that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm's recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm's customers. The level of payments that Nuveen is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm's total assets held in and recent net investments into Nuveen Mutual Funds, the firm's level of participation in Nuveen Mutual Fund sales and marketing programs, the firm's compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2004, these payments in the aggregate were approximately .01% to .02% of the assets in the Nuveen Funds. The Statement of Additional Information contains additional information about these payments, including the names of the dealer firms to which payments are made. Nuveen may also make payments to authorized dealers in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.

                       In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, "Platform Programs") at certain authorized dealer firms, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.


                                                 [GRAPHIC]

                       NET ASSET VALUE

                       The price you pay for your shares is based on each fund's net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class'

                                                 Section 4  General Information
                       total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.


                       In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. The prices of fixed income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available the pricing service establishes fair market value based on various factors, including prices of comparable fixed income securities.


                       Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV; a security with respect to which an event has occurred that is likely to make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of a security would appear to be the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of such securities. See the Statement of Additional Information for details.


                                                 [GRAPHIC]

                       Frequent Trading

                       The funds are intended for long-term investment, and should not be used for excessive trading. Excessive trading in the funds' shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

                       Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds' need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.


                       The funds' Frequent Trading Policy generally limits an investor to four "round trip" trades in a 12-month period or to two round trip trades in a 12-month period if either side of a round trip trade exceeds 1% of a fund's net assets. A purchase transaction identified as being made by a Frequent Trader (defined below) may not exceed $1 million for a single shareholder account or in the aggregate for a group of shareholder accounts either controlled by a financial advisor or otherwise determined by the funds to be related. The Nuveen Funds will suspend the trading privileges of any investor who makes a round trip within a 30-day period. In addition, Frequent Traders (investors making more than one round trip trade or who are otherwise deemed as such by a fund


Section 4  General Information
                       based on the size, pattern or other characteristics of their trading activity) who do not abide by special order placement rules, which are described in the Statement of Additional Information, will also have their trading privileges suspended. A round trip is the purchase and sale (including any exchanges) of a substantially similar dollar amount of fund shares within a 60-day period, representing at least 25% of the value of the shareholder's account. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions.


                       The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts that include multiple shareholders and that typically provide the funds with a consolidated purchase or redemption request. Unless these financial intermediaries furnish the funds with sufficient trade level information for individual shareholders, their use of omnibus accounts may limit the extent to which the funds are able to enforce the terms of the Frequent Trading Policy. In addition, the funds may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the funds reasonably believe that the intermediary's policies and procedures effectively discourage inappropriate trading activity.


                       The funds reserve the right in their sole discretion to waive unintentional or minor violations if they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the Statement of Additional Information. These include, among others, redemptions pursuant to systematic withdrawals plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirements plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions.

                       Each fund reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund's investment policies and/or objectives, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the funds' Frequent Trading Policy and its enforcement, see "Additional Information on the Purchase and Redemption of Fund Shares--Frequent Trading Policy" in the Statement of Additional Information.


                                                 [GRAPHIC]

                       FUND SERVICE PROVIDERS

                       The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

                                                 Section 4  General Information

Section 5  Financial Highlights


                       The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended May 31, 2005, May 31, 2004, May 31, 2003 and May 31, 2002 has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the funds' financial statements, are included in the Statement of Additional Information and annual report, which are available upon request. The information for the fiscal year ended May 31, 2001 was audited by a different independent auditor who has ceased operations.


Nuveen Georgia Municipal Bond Fund



                                                      Investment Operations          Less Distributions
Class (Commencement Date)                         -----------------------------  --------------------------



                                                                     Net                                     Ending
                                        Beginning        Net   Realized/                Net                     Net
                                        Net Asset Investment  Unrealized         Investment  Capital          Asset     Total
Year Ended May 31,                          Value  Income(a) Gain (Loss)   Total     Income    Gains   Total  Value Return(b)
-------------------------------------------------------------------------------------------------------------------------------

Class A (3/86)
 2005                                      $10.84       $.47       $ .48  $ .95       $(.48)   $  --  $(.48) $11.31      8.92%
 2004                                       11.34        .49        (.51)  (.02)       (.48)      --   (.48)  10.84      (.17)
 2003                                       10.74        .49         .64   1.13        (.49)    (.04)  (.53)  11.34     10.78
 2002                                       10.66        .52         .08    .60        (.52)      --   (.52)  10.74      5.71
 2001                                       10.01        .53         .64   1.17        (.52)      --   (.52)  10.66     11.90

Class B (2/97)
 2005                                       10.86        .39         .49    .88        (.40)      --   (.40)  11.34      8.19
 2004                                       11.36        .41        (.51)  (.10)       (.40)      --   (.40)  10.86      (.92)
 2003                                       10.76        .41         .64   1.05        (.41)    (.04)  (.45)  11.36      9.92
 2002                                       10.67        .44         .09    .53        (.44)      --   (.44)  10.76      4.91
 2001                                       10.02        .45         .65   1.10        (.45)      --   (.45)  10.67     11.17

Class C (1/94)
 2005                                       10.81        .41         .48    .89        (.42)      --   (.42)  11.28      8.36
 2004                                       11.31        .43        (.51)  (.08)       (.42)      --   (.42)  10.81      (.71)
 2003                                       10.73        .43         .62   1.05        (.43)    (.04)  (.47)  11.31     10.00
 2002                                       10.64        .46         .09    .55        (.46)      --   (.46)  10.73      5.24
 2001                                        9.99        .47         .64   1.11        (.46)      --   (.46)  10.64     11.29

Class R (2/97)
 2005                                       10.81        .49         .49    .98        (.50)      --   (.50)  11.29      9.24
 2004                                       11.31        .51        (.51)    --        (.50)      --   (.50)  10.81      (.01)
 2003                                       10.71        .51         .64   1.15        (.51)    (.04)  (.55)  11.31     10.99
 2002                                       10.63        .52         .10    .62        (.54)      --   (.54)  10.71      5.91
 2001                                        9.98        .55         .64   1.19        (.54)      --   (.54)  10.63     12.13
-------------------------------------------------------------------------------------------------------------------------------


                                                 Ratios/Supplemental Data
Class (Commencement Date)               -----------------------------------------
                                                              Ratio of
                                                  Ratio of         Net
                                                  Expenses  Investment
                                          Ending        to   Income to
                                             Net   Average     Average  Portfolio
                                          Assets       Net         Net   Turnover
Year Ended May 31,                         (000) Assets(c)   Assets(c)       Rate
----------------------------------------------------------------------------------

Class A (3/86)
 2005                                   $115,351       .86%       4.23%        10%
 2004                                    112,106       .86        4.41         19
 2003                                    118,307       .88        4.43         15
 2002                                    113,054       .91        4.77         41
 2001                                    107,606       .94        5.04         14

Class B (2/97)
 2005                                     16,776      1.61        3.48         10
 2004                                     17,738      1.61        3.66         19
 2003                                     20,425      1.63        3.68         15
 2002                                     17,341      1.66        4.02         41
 2001                                     15,392      1.70        4.28         14

Class C (1/94)
 2005                                     27,257      1.41        3.68         10
 2004                                     24,293      1.41        3.86         19
 2003                                     28,367      1.43        3.88         15
 2002                                     25,016      1.46        4.22         41
 2001                                     19,497      1.49        4.49         14

Class R (2/97)
 2005                                      3,491       .66        4.42         10
 2004                                      2,782       .66        4.61         19
 2003                                      3,054       .68        4.63         15
 2002                                      2,788       .72        4.92         41
 2001                                      1,119       .76        5.22         14
----------------------------------------------------------------------------------


(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) After expense reimbursement from the Adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2005 are .85%, 1.60%, 1.40% and .65% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2005 are 4.24%, 3.49%, 3.68% and 4.43% for classes A, B, C and R, respectively.


Section 5  Financial Highlights

Nuveen Louisiana Municipal Bond Fund



                                                      Investment Operations          Less Distributions
Class (Commencement Date)                         -----------------------------  -------------------------



                                                                     Net                                    Ending
                                        Beginning        Net   Realized/                Net                    Net
                                        Net Asset Investment  Unrealized         Investment  Capital         Asset     Total
Year Ended May 31,                          Value  Income(a) Gain (Loss)   Total     Income    Gains  Total  Value Return(b)
------------------------------------------------------------------------------------------------------------------------------

Class A (9/89)
 2005                                      $11.11       $.49       $ .41  $ .90       $(.49)     $-- $(.49) $11.52      8.28%
 2004                                       11.76        .51        (.66)  (.15)       (.50)      --  (.50)  11.11     (1.25)
 2003                                       11.15        .52         .62   1.14        (.53)      --  (.53)  11.76     10.45
 2002                                       11.06        .54         .09    .63        (.54)      --  (.54)  11.15      5.78
 2001                                       10.27        .55         .78   1.33        (.54)      --  (.54)  11.06     13.20

Class B (2/97)
 2005                                       11.10        .41         .41    .82        (.41)      --  (.41)  11.51      7.49
 2004                                       11.75        .42        (.65)  (.23)       (.42)      --  (.42)  11.10     (2.06)
 2003                                       11.14        .43         .62   1.05        (.44)      --  (.44)  11.75      9.74
 2002                                       11.05        .46         .09    .55        (.46)      --  (.46)  11.14      5.00
 2001                                       10.27        .47         .78   1.25        (.47)      --  (.47)  11.05     12.29

Class C (2/94)
 2005                                       11.08        .43         .41    .84        (.43)      --  (.43)  11.49      7.73
 2004                                       11.74        .44        (.66)  (.22)       (.44)      --  (.44)  11.08     (1.86)
 2003                                       11.13        .46         .62   1.08        (.47)      --  (.47)  11.74      9.89
 2002                                       11.04        .48         .09    .57        (.48)      --  (.48)  11.13      5.22
 2001                                       10.26        .49         .77   1.26        (.48)      --  (.48)  11.04     12.49

Class R (2/97)
 2005                                       11.16        .51         .43    .94        (.52)      --  (.52)  11.58      8.56
 2004                                       11.82        .53        (.66)  (.13)       (.53)      --  (.53)  11.16     (1.12)
 2003                                       11.16        .54         .67   1.21        (.55)      --  (.55)  11.82     11.12
 2002                                       11.06        .57         .09    .66        (.56)      --  (.56)  11.16      6.09
 2001                                       10.27        .57         .79   1.36        (.57)      --  (.57)  11.06     13.42
------------------------------------------------------------------------------------------------------------------------------


                                                Ratios/Supplemental Data
Class (Commencement Date)               ----------------------------------------
                                                             Ratio of
                                                 Ratio of         Net
                                                 Expenses  Investment
                                         Ending        to   Income to
                                            Net   Average     Average  Portfolio
                                         Assets       Net         Net   Turnover
Year Ended May 31,                        (000) Assets(c)   Assets(c)       Rate
---------------------------------------------------------------------------------

Class A (9/89)
 2005                                   $87,348       .86%       4.31%        22%
 2004                                    81,164       .87        4.43         12
 2003                                    94,545       .87        4.54         11
 2002                                    89,435       .87        4.82         13
 2001                                    84,424       .88        5.07         18

Class B (2/97)
 2005                                    17,053      1.61        3.56         22
 2004                                    19,004      1.62        3.68         12
 2003                                    23,169      1.62        3.79         11
 2002                                    22,011      1.62        4.07         13
 2001                                    20,753      1.63        4.32         18

Class C (2/94)
 2005                                    13,985      1.41        3.76         22
 2004                                    14,287      1.42        3.88         12
 2003                                    18,868      1.42        3.99         11
 2002                                    20,909      1.42        4.27         13
 2001                                    19,887      1.43        4.52         18

Class R (2/97)
 2005                                       309       .66        4.50         22
 2004                                       215       .67        4.63         12
 2003                                       138       .67        4.73         11
 2002                                        65       .68        5.07         13
 2001                                       656       .69        5.28         18
---------------------------------------------------------------------------------


(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) After expense reimbursement from the Adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2005 are .85%, 1.60%, 1.40% and .65% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2005 are 4.32%, 3.57%, 3.77% and 4.51% for classes A, B, C and R, respectively.


                                                Section 5  Financial Highlights

Nuveen North Carolina Municipal Bond Fund



                                                      Investment Operations          Less Distributions
Class (Commencement Date)                         -----------------------------  -------------------------



                                                                     Net                                    Ending
                                        Beginning        Net   Realized/                Net                    Net
                                        Net Asset Investment  Unrealized         Investment  Capital         Asset     Total
Year Ended May 31,                          Value  Income(a) Gain (Loss)   Total     Income    Gains  Total  Value Return(b)
------------------------------------------------------------------------------------------------------------------------------

Class A (3/86)
 2005                                      $10.37       $.44       $ .36  $ .80       $(.45)     $-- $(.45) $10.72      7.83%
 2004                                       10.86        .46        (.49)  (.03)       (.46)      --  (.46)  10.37      (.31)
 2003                                       10.24        .46         .62   1.08        (.46)      --  (.46)  10.86     10.82
 2002                                       10.15        .48         .10    .58        (.49)      --  (.49)  10.24      5.81
 2001                                        9.49        .50         .66   1.16        (.50)      --  (.50)  10.15     12.41

Class B (2/97)
 2005                                       10.38        .36         .36    .72        (.37)      --  (.37)  10.73      7.00
 2004                                       10.88        .38        (.50)  (.12)       (.38)      --  (.38)  10.38     (1.13)
 2003                                       10.26        .38         .63   1.01        (.39)      --  (.39)  10.88      9.99
 2002                                       10.16        .41         .10    .51        (.41)      --  (.41)  10.26      5.11
 2001                                        9.51        .42         .66   1.08        (.43)      --  (.43)  10.16     11.46

Class C (10/93)
 2005                                       10.36        .38         .36    .74        (.39)      --  (.39)  10.71      7.23
 2004                                       10.85        .40        (.49)  (.09)       (.40)      --  (.40)  10.36      (.88)
 2003                                       10.23        .40         .62   1.02        (.40)      --  (.40)  10.85     10.21
 2002                                       10.14        .43         .09    .52        (.43)      --  (.43)  10.23      5.20
 2001                                        9.48        .44         .66   1.10        (.44)      --  (.44)  10.14     11.80

Class R (2/97)
 2005                                       10.38        .46         .37    .83        (.47)      --  (.47)  10.74      8.11
 2004                                       10.87        .48        (.50)  (.02)       (.47)      --  (.47)  10.38      (.14)
 2003                                       10.25        .48         .62   1.10        (.48)      --  (.48)  10.87     11.00
 2002                                       10.16        .50         .10    .60        (.51)      --  (.51)  10.25      5.99
 2001                                        9.50        .52         .66   1.18        (.52)      --  (.52)  10.16     12.60
------------------------------------------------------------------------------------------------------------------------------


                                                 Ratios/Supplemental Data
Class (Commencement Date)               -----------------------------------------
                                                              Ratio of
                                                  Ratio of         Net
                                                  Expenses  Investment
                                          Ending        to   Income to
                                             Net   Average     Average  Portfolio
                                          Assets       Net         Net   Turnover
Year Ended May 31,                         (000) Assets(c)   Assets(c)       Rate
----------------------------------------------------------------------------------

Class A (3/86)
 2005                                   $174,515       .85%       4.17%        18%
 2004                                    167,738       .86        4.30         16
 2003                                    175,654       .86        4.37         17
 2002                                    162,422       .90        4.71         15
 2001                                    160,578       .95        4.96         12

Class B (2/97)
 2005                                     21,146      1.60        3.42         18
 2004                                     21,075      1.61        3.55         16
 2003                                     25,027      1.61        3.62         17
 2002                                     21,404      1.66        3.96         15
 2001                                     16,626      1.70        4.20         12

Class C (10/93)
 2005                                     27,698      1.40        3.62         18
 2004                                     25,576      1.41        3.75         16
 2003                                     26,876      1.41        3.82         17
 2002                                     22,077      1.46        4.16         15
 2001                                     18,238      1.50        4.41         12

Class R (2/97)
 2005                                      3,191       .65        4.36         18
 2004                                      2,802       .66        4.50         16
 2003                                      2,453       .66        4.57         17
 2002                                      1,691       .70        4.90         15
 2001                                      1,658       .75        5.16         12
----------------------------------------------------------------------------------


(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) After expense reimbursement from the Adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2005 are .84%, 1.59%, 1.39% and .64% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2005 are 4.18%, 3.43%, 3.62% and 4.37% for classes A, B, C and R, respectively.


Section 5  Financial Highlights

Nuveen Tennessee Municipal Bond Fund



Class
(Commencement               Investment Operations          Less Distributions
Date)                   -----------------------------  --------------------------                    --------



                                           Net                                     Ending              Ending
              Beginning        Net   Realized/                Net                     Net                 Net
Year Ended    Net Asset Investment  Unrealized         Investment  Capital          Asset     Total    Assets
May 31,           Value  Income(a) Gain (Loss)   Total     Income    Gains   Total  Value Return(b)     (000)
--------------------------------------------------------------------------------------------------------------

Class A (11/87)
  2005           $11.15       $.48       $ .41  $ .89       $(.49)   $(.02) $(.51) $11.53      8.18% $276,606
  2004            11.71        .51        (.55)  (.04)       (.52)      --   (.52)  11.15      (.33)  270,281
  2003            11.06        .53         .67   1.20        (.54)    (.01)  (.55)  11.71     11.09   280,171
  2002            10.93        .55         .13    .68        (.55)      --   (.55)  11.06      6.35   267,498
  2001            10.34        .56         .58   1.14        (.55)      --   (.55)  10.93     11.18   250,583

Class B (2/97)
  2005            11.16        .40         .41    .81        (.41)    (.02)  (.43)  11.54      7.38    20,966
  2004            11.72        .43        (.56)  (.13)       (.43)      --   (.43)  11.16     (1.06)   21,854
  2003            11.07        .45         .67   1.12        (.46)    (.01)  (.47)  11.72     10.27    22,843
  2002            10.94        .47         .13    .60        (.47)      --   (.47)  11.07      5.54    19,320
  2001            10.35        .48         .58   1.06        (.47)      --   (.47)  10.94     10.36    14,861

Class C (10/93)
  2005            11.15        .42         .41    .83        (.43)    (.02)  (.45)  11.53      7.61    44,782
  2004            11.71        .45        (.55)  (.10)       (.46)      --   (.46)  11.15      (.86)   41,469
  2003            11.06        .47         .67   1.14        (.48)    (.01)  (.49)  11.71     10.47    42,825
  2002            10.94        .49         .12    .61        (.49)      --   (.49)  11.06      5.68    28,650
  2001            10.34        .50         .59   1.09        (.49)      --   (.49)  10.94     10.67    23,118

Class R (2/97)
  2005            11.15        .51         .41    .92        (.52)    (.02)  (.54)  11.53      8.39     2,395
  2004            11.71        .53        (.55)  (.02)       (.54)      --   (.54)  11.15      (.12)    2,116
  2003            11.06        .55         .67   1.22        (.56)    (.01)  (.57)  11.71     11.27     1,221
  2002            10.93        .57         .13    .70        (.57)      --   (.57)  11.06      6.52       717
  2001            10.33        .58         .59   1.17        (.57)      --   (.57)  10.93     11.48       636
--------------------------------------------------------------------------------------------------------------


Class
(Commencement  Ratios/Supplemental Data
Date)         ----------------------------------
                           Ratio of
               Ratio of         Net
               Expenses  Investment
                     to   Income to
                Average     Average  Portfolio
Year Ended          Net         Net   Turnover
May 31,       Assets(c)   Assets(c)       Rate
-----------------------------------------------

Class A (11/87)
  2005              .83%       4.24%         9%
  2004              .84        4.48         20
  2003              .84        4.69         13
  2002              .85        4.99         20
  2001              .88        5.17         12

Class B (2/97)
  2005             1.58        3.50          9
  2004             1.59        3.73         20
  2003             1.59        3.94         13
  2002             1.60        4.23         20
  2001             1.63        4.41         12

Class C (10/93)
  2005             1.38        3.69          9
  2004             1.39        3.93         20
  2003             1.39        4.13         13
  2002             1.40        4.43         20
  2001             1.43        4.61         12

Class R (2/97)
  2005              .63        4.44          9
  2004              .64        4.68         20
  2003              .64        4.88         13
  2002              .65        5.18         20
  2001              .68        5.36         12
-----------------------------------------------


(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) After expense reimbursement from the Adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2005 are .83%, 1.58%, 1.38% and .63% for Classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2005 are 4.25%, 3.50%, 3.70% and 4.45% for Classes A, B, C and R,
    respectively.


                                                Section 5  Financial Highlights

Appendix  Additional State Information


                       Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risks from economic, political, or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in each fund's shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.




                       Georgia



                       Georgia's economy has come out of recession but remains vulnerable. Unemployment has been increasing and is now above the national average for the first time in 16 years. This could be further aggravated by events such as the reorganization of Winn Dixie along with possible telecom mergers that may result in additional job losses. Textile manufacturing has decreased as a result of competition with China. In addition, the possible bankruptcy of Delta Airlines, one of the State's largest employers is having an effect on Georgia's economy. Housing markets are stable and home price appreciation continues to increase, but at a rate below that of the national average. Longer term, the State is expected to become an above average performer again. Georgia's central location, mild climate, and few restrictions on business should continue to support economic growth.



                       Governor Sonny Perdue's $17.4 billion fiscal year 2006 General Fund budget was enacted in April reflecting a 5.5% spending increase over fiscal year 2005. Due to a surplus of funds from last year the State will be able to replenish reserves that have been drawn down in recent years. The new budget will allow for a 2% pay raise for teachers as well as additional school funding. There will also be an increase in university funding, but the amount will be insufficient to reverse the expenditure cuts of the past few years.



                       State unemployment is trending up again after bottoming out in February 2004 at 4.3%. The July 2005 unemployment rate was 5.3%, up from 4.6% in July 2004, and above the July 2005 national average of 5.0%. Personal income per capita in 2004 of $30,051 is at 91% of the national average of $32,937.



                       As of August 17, 2005, Georgia's general obligation debt carried AAA ratings with a stable outlook from Standard & Poor's, Moody's, and Fitch. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.


                       Tax Treatment

                       The fund's regular monthly dividends will generally not be subject to Georgia personal income tax to the extent they are paid out of income earned on Georgia municipal bonds or U.S. government securities. While dividends paid out of income earned on Georgia municipal bonds are not subject to Georgia income tax, if you are subject to tax in a state other than Georgia, these dividends may be included in calculating taxable income for that state. You will be subject to Georgia personal income tax, however, to the extent the

Appendix
                       fund distributes any taxable income or realized capital gains or if you sell or exchange fund shares and realize a capital gain on the transaction.

                       The treatment of corporate shareholders of the fund who pay Georgia corporate net income tax is similar to that described above. Shareholders should refer to the Statement of Additional Information for more detailed state tax information and are urged to consult their tax advisor.




                       Factors Pertaining to Louisiana



                       On August 29, 2005, Hurricane Katrina struck the U.S. Gulf Coast, causing extensive damage in southern Louisiana. The resulting flood in the City of New Orleans submerged 80% of the city. While the full extent of the damage and the cost of the recovery efforts are unknown at this time, the federal government has approved $10.5 billion in initial disaster relief for the region. An additional $50 billion of recovery aid has been proposed by President Bush.



                       The Louisiana economy is driven by tourism, transportation, and energy. All three sectors have been disrupted by the hurricane. Prior to the storm all three sectors had been performing well. In 2004, Louisiana ports handled the largest share of U.S. exports measured by weight, accounting for 24% of the total. Restoration of the port and energy facilities is expected to be a high priority. Some of the damaged facilities have already been restored. For example, the Louisiana Offshore Oil Port (LOOP) has resumed operations. Resumption of tourism will be highly dependent on the pace of reconstruction in New Orleans.



                       The State's fiscal year 2006 budget, as originally adopted, called for $7 billion in General Fund expenditures. Given the magnitude of the disaster, and resulting emergency expenditures, the State's budget will be revised significantly. At this point it is uncertain what amount or form those revisions will take, though federal aid is expected to reimburse much of the additional expenditures.





                       Prior to the storm, unemployment in Louisiana was already higher than the national average. In July 2005, unemployment in Louisiana was 5.6% versus a national average of 5.0%. Per capita income of $27,581 in 2004 was among the lowest of the states at 83% of the national average of $32,937.



                       As of September 8, 2005, Louisiana's general obligation bonds were rated A1 by Moody's, A+ by Standard & Poor's and A+ by Fitch. Both Moody's and Standard & Poor's have both placed their ratings of the State, as well as a number of local governments, including the City of New Orleans, on their respective watch lists for a possible downgrade because of the uncertainty created by the storm. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State will maintain its current ratings.


                       Tax Treatment

                       The fund's regular monthly dividends will generally not be subject to Louisiana personal income tax to the extent they are paid out of income earned on Louisiana municipal obligations or U.S. government securities. While dividends paid out of income earned on Louisiana municipal bonds are not subject to Louisiana income tax, if you are subject to tax in a state other than Louisiana, these dividends may be included in calculating taxable income for that state. You will be subject to Louisiana personal income tax, however, to the extent the fund distributes any taxable income or realized capital gains or if you sell or exchange fund shares and realize capital gains on the transaction.

                       The treatment of corporate shareholders of the fund who pay Louisiana corporate income tax is similar to that described above. Shareholders should

                                                                       Appendix
                       refer to the Statement of Additional Information for more detailed state tax information and are urged to consult their tax advisors.




                       North Carolina



                       North Carolina's economy continues to show steady growth, led by high-tech research/manufacturing, construction, and business services. North Carolina lost a higher percentage of jobs in the recession than the nation as a whole, but recovery began in 2004 and job creation now mirrors that of the nation. However, manufacturing, an important component of the State's economy, continues to show weakness, especially in the textile, apparel, and furniture sectors. The elimination of import quotas is expected to result in additional, accelerated job losses in the apparel manufacturing sector within the State. On balance, though, North Carolina remains an important high-tech research center that should continue to attract research investment over the long term.



                       The 2006-2007 biennium budget was passed late and was signed into law on August 13, 2005. It calls for expenditures of $17.2 billion in fiscal year 2006, and moves the State toward structural balance by raising the cigarette tax to 30 cents a pack and extending both the State's 8.25% income tax bracket and 4.5% sales tax rate for two years. Despite rising debt issuance, primarily for higher education, debt ratios are still considered moderate at 2.5% of per capita income.



                       The State's unemployment rate was 5.7% in July 2005, above both the national average of 5.0% in July 2005 and the State's July 2004 rate of 5.4%. Personal income per capita was $29,246 in 2004, which is 88.8% of the national average of $32,937.



                       As of August 29, 2005, Moody's rated North Carolina's debt Aa1/Positive, while Standard & Poor's and Fitch gave it a AAA rating. Moody's revised the outlook to positive from stable on September 10, 2004 to reflect North Carolina's stabilizing economy, improving tax revenues, and strong financial management. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.


                       Tax Treatment

                       The fund's regular monthly dividends will generally not be subject to North Carolina personal income tax to the extent they are paid out of income earned on North Carolina municipal bonds or obligations of the U.S. Government. While dividends paid out of income earned on North Carolina municipal bonds are not subject to North Carolina income tax, if you are subject to tax in a state other than North Carolina, these dividends may be included in calculating taxable income for that state. You will be subject to North Carolina personal income tax, however, to the extent the fund distributes any taxable income or realized capital gains or if you sell or exchange fund shares and realize a capital gain on the transaction.

                       The treatment of corporate shareholders of the fund who pay North Carolina corporate income tax is similar to that described above. Shareholders should refer to the Statement of Additional Information for more detailed state tax information and are urged to consult their tax advisor.




                       Tennessee



                       Tennessee's economy has moderated slightly after a strong start this year. FedEx remains an important growth driver in the State and is well positioned to participate in the Asian growth cycle, though higher fuel costs pose


Appendix
                       downside risk. Tourism, hospitality and leisure industries (particularly in Nashville) have continued to be strong, slowing down only recently. The healthcare industry is adding jobs. The Department of Energy's key research facilities throughout the State continue to be of significant economic impact. Tennessee is the third largest tobacco producer in the nation but faces the emerging trend of importing tobacco from Africa and Europe at lower costs as the tobacco market moves away from quotas into a free market system.



                       Governor Phil Bredesen's $25.8 billion budget for fiscal year 2006 passed in May of this year. The budget is balanced and indicates that revenues are predicted to increase by a reasonable 4.1%. The budget includes a 3% pay raise for state employees and teachers, $27 million for job creation, $8 million for new K-12 education programs, and $7 million for reducing illegal manufacturing of methamphetamine. The State expects to increase its rainy day fund by $20 million, which will give it the ending balance of $325 million, the highest ever in state history. This will help the State meet its goal of increasing the rainy day fund to 5% of the general fund's tax revenue by 2007. Bredesen's controversial plan to reform the current health care plan, TennCare, and cut the amount of eligible participants was approved. This will move Tennessee from the most comprehensive health insurance program in the nation to the seventh most comprehensive. On the downside, the State has a relatively high sales tax of 7% and typically combines the sales tax with a local option tax of 1% or 2.75%. On this measure, Tennessee compares rather unfavorably to other states. On the upside, direct debt on a per capita basis is very low. The pension system is almost fully funded, ranking the State among the lowest in the nation for per capita debt and unfunded pension liability.



                       Tennessee's unemployment rate was 5.5% in July 2005, down from a high of 6.2% in May 2005. However, it is above the July 2005 national average of 5.0%. Personal income per capita was $30,005 in 2004, 91% of the national average of $32,937.



                       As of August 25, 2005, Tennessee's general obligation debt carried a rating of Aa2 with a stable outlook by Moody's, AA with a stable outlook by Standard and Poor's, and AA by Fitch. Moody's revised the outlook to stable from negative on August 3, 2004 to reflect improvements in the state economy that have strengthened state finances and created structural budget balance. Standard & Poor's revised the outlook to stable on June 21, 2004. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.


                       Tax Treatment

                       The fund's regular monthly dividends will generally not be subject to Tennessee personal income tax to the extent they are paid out of income earned on or capital gains realized from the sale of Tennessee municipal bonds or U.S. government securities. While dividends paid out of income earned on Tennessee municipal bonds are not subject to Tennessee income tax, if you are subject to tax in a state other than Tennessee, these dividends may be included in calculating taxable income for that state. You will be subject to Tennessee personal income tax, however, to the extent the fund distributes any taxable income or realized capital gains on other securities. You will not be subject to Tennessee personal income tax if you sell or exchange fund shares.

                       The treatment of corporate shareholders of the fund differs from that described above. Shareholders should refer to the Statement of Additional Information for more detailed state tax information and are urged to consult their tax advisors.

                                                                       Appendix

Nuveen Investments Mutual Funds

Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objective.

Value
Nuveen Large-Cap Value Fund
Nuveen NWQ Multi-Cap Value Fund
Nuveen NWQ Small-Cap Value Fund
Nuveen NWQ Value Opportunities Fund

Balanced
Nuveen Balanced Stock and Bond Fund
Nuveen Balanced Municipal and Stock Fund

Global/International
Nuveen NWQ Global Value Fund
Nuveen NWQ International Value Fund

Growth
Nuveen Rittenhouse Growth Fund

Municipal Bond

National Funds
Nuveen High Yield Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund

State Funds
                 Arizona       Louisiana        North Carolina
                 California/1/ Maryland         Ohio
                 Colorado      Massachusetts/1/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/1/

Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen, and NAM. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds' investments is available in the annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. The funds' most recent Statement of Additional Information, annual and semi-annual reports are available, free of charge, by calling Nuveen at (800) 257-8787, on the funds' website at www.nuveen.com, or through your financial advisor.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

The funds are series of Nuveen Multistate Trust III, whose Investment Company Act file number is 811-07943.

1. Long-term and insured long-term portfolios.


MPR-MS5-0905D NA

Distributed by
Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 |
(800) 257-8787 | www.nuveen.com

                                                             September 28, 2005


NUVEEN MULTISTATE TRUST III

Nuveen Georgia Municipal Bond Fund

Nuveen Louisiana Municipal Bond Fund

Nuveen North Carolina Municipal Bond Fund

Nuveen Tennessee Municipal Bond Fund

STATEMENT OF ADDITIONAL INFORMATION


   This Statement of Additional Information is not a prospectus. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with Nuveen Investments, LLC ("Nuveen"), or from the Funds, by written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling (800) 257-8787. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Funds. The Prospectus is dated September 28, 2005.


TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Investment Policies and Investment Portfolio...............................  S-2

Management of the Trust.................................................... S-11

Investment Adviser and Investment Management Agreement..................... S-24

Portfolio Transactions..................................................... S-28

Net Asset Value............................................................ S-29

Tax Matters................................................................ S-29

Additional Information on the Purchase and Redemption of Fund Shares....... S-36

Disclosure of Portfolio Holdings........................................... S-44

Distribution and Service Plan.............................................. S-47

Independent Registered Public Accounting Firm, Custodian and Transfer Agent S-49

Financial Statements....................................................... S-49

Appendix A--Ratings of Investments.........................................  A-1

Appendix B--Description of Hedging Techniques..............................  B-1


   The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Report; each is included herein by reference.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Investment Policies

   The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that
Fund:

      (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus, except each Fund may invest up to 5% of its assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided the Adviser determines such investment should enable the Fund to better maximize its existing investment in such issuer. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

      (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the U.S. Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the Tennessee Municipal Bond Fund.

      (3) Borrow money except as permitted by the Investment Company Act of 1940 and exemptive orders granted thereunder.

      (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

      (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

      (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

      (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

      (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

      (9) Make loans except as permitted by the Investment Company Act of 1940 and exemptive orders granted thereunder.

      (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

      (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

      (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Asset Management ("NAM"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

   In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

   For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

   Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

   The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

   The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940 (the "1940 Act"), this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

   The Nuveen Multistate Trust III, formerly Nuveen Flagship Multistate Trust III (the "Trust"), is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each Fund is an open-end management investment company organized as a series of the Trust. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has four series: Nuveen Georgia Municipal Bond Fund (formerly Nuveen Flagship Georgia Municipal Bond Fund and prior to that, Flagship Georgia Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Louisiana Municipal Bond Fund (formerly Nuveen Flagship Louisiana Municipal Bond Fund and prior to that, Flagship Louisiana Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen North Carolina Municipal Bond Fund (formerly Nuveen Flagship North Carolina Municipal Bond Fund and prior to that, Flagship North Carolina Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); and the Nuveen Tennessee Municipal Bond Fund (formerly Nuveen Flagship Tennessee Municipal Bond Fund and prior to that, Flagship Tennessee Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust). Certain matters under the 1940 Act that must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

   The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

Portfolio Securities

   As described in the Prospectus, each Fund invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

   The investment assets of each Fund will consist of (1) Municipal Obligations that are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch, Inc. ("Fitch"), (2) unrated Municipal Obligations that, in the opinion of NAM, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, except that the Fund may not invest more than 20% of its net assets in unrated bonds and (3) temporary investments, as described below, from which income may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

   As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those non-appropriation leases where NAM has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

   Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Investments in Inverse Floating Rate Securities

   The Funds may invest in inverse floating rate municipal securities or "inverse floaters," whose rates vary inversely to interest rates on a specified short-term municipal bond index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, a fund's investment in inverse floaters likely would adversely affect the fund's earnings and distributions to shareholders. Also, because changes in the interest rate on the other index or other instrument inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on conventional fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities. Each Fund, as a non-fundamental policy that may be changed by the Board of Trustees, will not invest more than 15% of its total assets in inverse floaters.

Portfolio Trading and Turnover

   The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what NAM believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each Fund is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

   The portfolio turnover rates for the 2004 and 2005 fiscal year-ends of the Funds were:


                                                        Fiscal Year
                                                        -----------
                                                        2004  2005
                                                        ----  ----
              Nuveen Georgia Municipal Bond Fund....... 19%   10%
              Nuveen Louisiana Municipal Bond Fund..... 12    22
              Nuveen North Carolina Municipal Bond Fund 16    18
              Nuveen Tennessee Municipal Bond Fund..... 20     9


When-Issued Securities or Delayed-Delivery Securities

   Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be designated or segregated by the Custodian specifically for the settlement of such commitments, if necessary. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

   Each Fund also may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called "forwards." Municipal "forwards" pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If a Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy forwards settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.

Zero Coupon Bonds

   The Funds may invest in zero coupon bonds. Zero coupon bonds make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, market interest rates, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment. Because zero coupon securities pay no coupon interest, their value is generally more volatile when interest rates change than the value of bonds of the same maturity that pay coupon interest.

Special Considerations Relating to Municipal Obligations of Designated States


   As described in the Prospectus, except for investments in temporary investments, each Fund will invest substantially all of its assets (at least 80%) in Municipal Obligations that are exempt from both regular federal and state income taxes, generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information in the Prospectus and set forth below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.





Factors Pertaining to Georgia



   Georgia's economy remains weak in terms of job creation after a deep manufacturing-led recession caused the loss of thousands of jobs. Global outsourcing has eroded the traditional southern labor cost advantage, exporting telecom services and business services jobs.



   Georgia's economy and job base is concentrated in the Atlanta metropolitan area, the primary economic growth driver in the State. With 55% of the State's population, Atlanta enjoys a low average cost of living and extensive transportation infrastructure. Atlanta's economy, however, continues to struggle and faces rising costs and increased congestion that may reduce its appeal to business.

   The State's exposure to manufacturing of textiles and apparel, as in other states in the Southeast, is declining but still accounts for about 10% of national employees. Textile manufacturing has continued to struggle with rising competition from China and other developing countries.



Factors Pertaining to Louisiana



   Louisiana has implemented institutionalized controls to create more financial stability. These controls consist of a debt limitation and evaluation process as well as balanced budget requirements, expenditure limitation, and limitations on the amount of energy revenues utilized in the General Fund. In 1998, the State established a budget stabilization fund, which deposits 25% of the State's non-recurring revenue into the stabilization fund. Stabilization fund revenue is capped at 4% of the previous year's revenue.



Factors Pertaining to North Carolina



   In addition to the specific economic factors discussed in the prospectus, the closure of Winn-Dixie stores throughout North Carolina is likely to have a negative impact on the State's economy. North Carolina's sizable tobacco manufacturing presence also is expected to be reduced by the tobacco buyout program. The buyout program is intended to help North Carolina farmers' transition to other crops, ending a decades-old subsidy program.



   North Carolina's debt burden has increased substantially in recent years, rising from $1.6 billion in 1996 to $5.8 billion in 2004. Despite this increase, the State's debt levels are considered moderate at $682 per capita versus the Moody's median of $703.



   The financial pressure experienced by the State over the past few years has begun to ease. Tax revenues for fiscal year 2004 exceeded estimates by 2.3% and allowed for a $116.7 million deposit into the State's depleted rainy day fund. Receipts for fiscal year 2005 are also reported to be significantly ahead of initial projections.



   In 2005, North Carolina approved creation of a state lottery that is expected to raise $425 million annually. A lottery commission must now be appointed and it is expected to take until mid-2006 before tickets can be sold. Proceeds are targeted toward education expenses.



   One of the State's major issuers, the North Carolina Municipal Power Agency #1 was upgraded by both Moody's and Fitch during the past twelve months. Moody's raised its rating from Baa1 to A3 citing strong financial operations and the absence of competitive pressures. Fitch raised its rating from BBB+ to A- citing similar reasons.



Factors Pertaining to Tennessee



   Transportation remains a key industry for the State, which has a growing share of the trucking and shipping industry due to the presence of companies such as FedEx and Xpress. This exposure to transportation may be a substantial risk going forward as higher oil prices weigh on profits.



   The Department of Energy's research facilities throughout the State have had significant economic impact as well. Oakridge National Laboratory and East Tennessee Technology Park directly provided over 11,000 full-time jobs. These facilities attract highly skilled employees in a state where only 19% of the population has a college degree.



   Governor Bredesen's reforms of the TennCare healthcare system have been passed, cutting the amount of eligible participants while cutting costs from the state budget. The U.S. Circuit Court of Appeals has supported the reforms, which had previously been disputed. This will move Tennessee's program from the most comprehensive health insurance program in the nation, serving one-fourth of the State's population, to the seventh most comprehensive program.



   Tennessee is the third largest tobacco producer in the nation but faces the emerging trend to import tobacco from Africa and Europe at lower costs as the tobacco market moves away from quotas into a free market system. A new federal law does away with the former quota system while compensating tobacco producers for their losses due to this change. Tennessee tobacco producers are expected to receive $767 million over a 10-year period.

   Despite weaker demographic trends, Tennessee should continue to attract businesses over the long term. Together with its low corporate and personal taxes, this should help to improve the State's outlook.


Hedging and Other Defensive Actions

   Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge a Fund's portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments, or by entering into interest rate swap transactions or options on swaps. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

   These transactions present certain risks. In particular, the imperfect correlation between price movements in the hedging instrument and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund's portfolio being hedged, or that the gain on the hedge may be less than the losses on the Fund's portfolio securities. In addition, the markets for futures, swaps and options may not be liquid in all circumstances. As a result, in volatile markets a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures or swap contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to certain hedging transactions may reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable ordinary income or capital gains distributions to shareholders.

   No Fund will make any hedging investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits, with respect to all currently effective hedging investments, would exceed 5% of such series' net assets. Each Fund will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

   Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), invest temporarily up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. Interest on each instrument is taxable for federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Short-Term Investments

   The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities or shares of money market funds ("short-term investments"). Short-term investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable short-term investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

   The Funds may invest in the following federally tax-exempt short-term investments:

      Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers, which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

      Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

      Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

      Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

      Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

      Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

   Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

   While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and each Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

      Money Market Funds that pay interest income exempt from regular federal and, in some cases, state and local income taxes. The Funds will bear its proportionate share of the money market fund's fees and expenses.

      U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

       --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

       --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

       --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

   U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

   The Funds may also invest in the following taxable short-term investments:

   Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

   Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

   Money Market Funds--These funds pay interest income that is taxable on the federal and state levels. The Funds will bear their proportionate share of the money market fund's fees and expenses.

   Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

   Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of NAM present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral subsequently declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. NAM will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, NAM will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT OF THE TRUST

Directors and Officers

   The management of the Trust, including general supervision of the duties performed for the Trust under the Investment Management Agreement, is the responsibility of the Board of Trustees of the Trust. The number of trustees of the Trust is currently set at 9, one of whom is an "interested person" (as the term is defined in the 1940 Act) and 8 of whom are not interested persons (after referred to as "independent trustee"). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Trust, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


                                                                                   Number of
                                                                                  Portfolios
                                          Term of Office                            in Fund       Other
                          Position(s)     and Length of           Principal         Complex   Directorships
    Name, Birthdate        Held with     Time Served with    Occupations During   Overseen by    Held by
      and Address            Funds            Trust            Past Five Years      Trustee      Trustee
------------------------ ------------- --------------------- -------------------  ----------- -------------

Trustee who is an interested person of the Trust:
-------------------------------------------------

Timothy R. Schwertfeger* Chairman of   Term--Indefinite/(1)/ Chairman (since          155      See
3/28/49                  the Board and Length of service--   1999) and Trustee                 Principal
333 West Wacker Drive    Trustee       Since 1996            (since 1996) of the               Occupation
Chicago, IL 60606                                            funds advised by                  description
                                                             Nuveen Asset
                                                             Management;
                                                             Chairman (since
                                                             1996) and Director
                                                             of Nuveen
                                                             Investments, Inc.,
                                                             Nuveen Investments,
                                                             LLC, Nuveen
                                                             Advisory Corp.,
                                                             Nuveen
                                                             Institutional
                                                             Advisory Corp.**;
                                                             Director (since
                                                             1996) of
                                                             Institutional
                                                             Capital
                                                             Corporation;
                                                             Chairman and
                                                             Director (since
                                                             1997) of Nuveen
                                                             Asset Management;
                                                             Chairman and
                                                             Director of
                                                             Rittenhouse Asset
                                                             Management, Inc.
                                                             (since 1999);
                                                             Chairman of Nuveen
                                                             Investments
                                                             Advisers, Inc.
                                                             (since 2002).

Trustees who are not interested persons of the Trust:
-----------------------------------------------------

Robert P. Bremner        Trustee       Term--Indefinite/(1)/ Private Investor         155      N/A
8/22/40                                Length of service--   and Management
333 West Wacker Drive                  Since 1996            Consultant.
Chicago, IL 60606

Lawrence H. Brown        Trustee       Term--Indefinite/(1)/ Retired (since           155      See
7/29/34                                Length of service--   1989) as Senior                   Principal
333 West Wacker Drive                  Since 1996            Vice President of                 Occupation
Chicago, IL 60606                                            The Northern Trust                description
                                                             Company; Director
                                                             (since 2002)
                                                             Community Advisory
                                                             Board for Highland
                                                             Park and Highwood,
                                                             United Way of the
                                                             North Shore.

                                                                                     Number of
                                                                                    Portfolios
                                     Term of Office                                   in Fund       Other
                      Position(s)    and Length of                                    Complex   Directorships
   Name, Birthdate     Held with    Time Served with      Principal Occupations     Overseen by    Held by
     and Address         Funds           Trust            During Past Five Years      Trustee      Trustee
--------------------- ----------- --------------------- --------------------------- ----------- -------------
Jack B. Evans           Trustee   Term--Indefinite/(1)/ President, The Hall-Perrine     155      See
10/22/48                          Length of service--   Foundation, a private                    Principal
333 West Wacker Drive             Since 2003            philanthropic corporation                Occupation
Chicago, IL 60606                                       (since 1996); Director and               description
                                                        Vice Chairman, United Fire
                                                        Group, a publicly held
                                                        company; Adjunct Faculty
                                                        Member, University of
                                                        Iowa; Director, Gazettte
                                                        Companies; Life Trustee of
                                                        Coe College; Director, Iowa
                                                        College Foundation;
                                                        formerly, Director, Alliant
                                                        Energy; formerly, Director,
                                                        Federal Reserve Bank of
                                                        Chicago; formerly,
                                                        President and Chief
                                                        Operating Officer, SCI
                                                        Financial Group, Inc., a
                                                        regional financial services
                                                        firm.

William C. Hunter***    Trustee   Term--Indefinite/(1)/ Dean and Distinguished          155      See
3/6/48                            Length of service--   Professor of Finance,                    Principal
333 West Wacker Drive             Since 2004            School of Business at the                Occupation
Chicago, IL 60606                                       University of Connecticut                description
                                                        (since 2002); previously,
                                                        Senior Vice President and
                                                        Director of Research at the
                                                        Federal Reserve Bank of
                                                        Chicago (1995-2003);
                                                        Director (since 1997),
                                                        Credit Research Center at
                                                        Georgetown University;
                                                        Director (since 2004) of
                                                        Xerox Corporation.

David J. Kundert***     Trustee   Term--Indefinite/(1)/ Retired (since 2004) as         153      See
10/28/42                          Length of service--   Chairman, JPMorgan                       Principal
333 West Wacker Drive             Since 2005            Fleming Asset Management,                Occupation
Chicago, IL 60606                                       President and CEO, Banc                  description
                                                        One Investment Advisors
                                                        Corporation, and President,
                                                        One Group Mutual Funds;
                                                        prior thereto, Executive
                                                        Vice President, Bank One
                                                        Corporation and Chairman
                                                        and CEO, Banc One
                                                        Investment Management
                                                        Group; Board of Regents,
                                                        Luther College; currently a
                                                        member of the American
                                                        and Wisconsin Bar
                                                        Associations.

                                                                                      Number of
                                                                                     Portfolios
                                     Term of Office                                    in Fund       Other
                      Position(s)    and Length of                                     Complex   Directorships
   Name, Birthdate     Held with    Time Served with       Principal Occupations     Overseen by    Held by
     and Address         Funds           Trust             During Past Five Years      Trustee      Trustee
--------------------- ----------- --------------------- ---------------------------- ----------- -------------
William J. Schneider    Trustee   Term--Indefinite/(1)/ Chairman, formerly, Senior       155      See
9/24/44                           Length of service--   Partner and Chief                         Principal
333 West Wacker Drive             Since 1996            Operating Officer (retired,               Occupation
Chicago, IL 60606                                       December 2004), Miller-                   description
                                                        Valentine Partners Ltd., a
                                                        real estate investment
                                                        company; formerly, Vice
                                                        President, Miller-Valentine
                                                        Realty, a construction
                                                        company; Chair of the
                                                        Finance Committee and
                                                        Member of the Audit
                                                        Committee, Premier Health
                                                        Partners, the not-for-profit
                                                        company of Miami Valley
                                                        Hospital; President, Dayton
                                                        Philharmonic Orchestra
                                                        Association; Board
                                                        Member, Regional Leaders
                                                        Forum, which promotes
                                                        cooperation on economic
                                                        development issues;
                                                        Director and Immediate
                                                        Past Chair, Dayton
                                                        Development Coalition;
                                                        formerly, Member,
                                                        Community Advisory
                                                        Board, National City Bank,
                                                        Dayton, Ohio and Business
                                                        Advisory Council,
                                                        Cleveland Federal Reserve
                                                        Bank.

Judith M. Stockdale     Trustee   Term--Indefinite/(1)/ Executive Director, Gaylord      155      N/A
12/29/47                          Length of service--   and Dorothy Donnelley
333 West Wacker Drive             Since 1996            Foundation (since 1994);
Chicago, IL 60606                                       prior thereto, Executive
                                                        Director, Great Lakes
                                                        Protection Fund (from 1990
                                                        to 1994).

                                                                                     Number of
                                                                                    Portfolios
                                     Term of Office                                   in Fund       Other
                      Position(s)    and Length of                                    Complex   Directorships
   Name, Birthdate     Held with    Time Served with      Principal Occupations     Overseen by    Held by
     and Address         Funds           Trust            During Past Five Years      Trustee      Trustee
--------------------- ----------- --------------------- --------------------------- ----------- -------------
Eugene S. Sunshine***   Trustee   Term--Indefinite/(1)/ Senior Vice President for       155      See
1/22/50                           Length of service--   Business and Finance,                    Principal
333 West Wacker Drive             Since 2005            Northwestern University                  Occupation
Chicago, IL 60606                                       (since 1997); Director                   description
                                                        (since 2003), Chicago
                                                        Board of Options
                                                        Exchange; Director (since
                                                        2003), National Mentor
                                                        Holdings, a privately-held,
                                                        national provider of home
                                                        and community-based
                                                        services; Chairman (since
                                                        1997), Board of Directors,
                                                        Rubicon, a pure captive
                                                        insurance company owned
                                                        by Northwestern University;
                                                        Director (since 1997),
                                                        Evanston Chamber of
                                                        Commerce and Evanston
                                                        Inventure, a business
                                                        development organization.

--------
  *Mr. Schwertfeger is an "interested person" of the Trust, as defined in the
   1940 Act, because he is an officer and director of Nuveen Asset Management. **Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005. ***Trustee Hunter was appointed to the Nuveen Funds' Board in 2004. Trustees
   Kundert and Sunshine were appointed to the Nuveen Funds' Board in 2005. /(1)/Trustees serve an indefinite term until his/her successor is elected.

                                                                                                     Number of
                                            Term of                                                 Portfolios
                                          Office and                                                  in Fund
                                           Length of                                                  Complex
  Name, Birthdate      Position(s) Held   Time Served            Principal Occupations              Overseen by
    and Address           with Funds      with Trust             During Past Five Years               Officer
  ---------------      ----------------   -----------            ----------------------             -----------

Officers of the Trust:
----------------------

Gifford R. Zimmerman Chief Administrative Term--Until Managing Director (since 2002), Assistant         155
9/9/56                 Officer            July 2006   Secretary and Associate General Counsel,
333 W. Wacker Drive                       Length of   formerly, Vice President and Assistant
Chicago, IL 60606                         Service--   General Counsel, of Nuveen Investments,
                                          Since 1996  LLC; Managing Director (2002-2004),
                                                      General Counsel (1998-2004) and Assistant
                                                      Secretary, formerly, Vice President of
                                                      Nuveen Advisory Corp. and Nuveen
                                                      Institutional Advisory Corp.*; Managing
                                                      Director (since 2002) and Assistant Secretary
                                                      and Associate General Counsel, formerly,
                                                      Vice President (since 1997) of Nuveen Asset
                                                      Management; Managing Director (since
                                                      2004) and Assistant Secretary (since 1994) of
                                                      Nuveen Investments, Inc.; Assistant
                                                      Secretary of NWQ Investment Management
                                                      Company, LLC. (since 2002); Vice President
                                                      and Assistant Secretary of Nuveen
                                                      Investments Advisers Inc. (since 2002);
                                                      Managing Director, Associate General
                                                      Counsel and Assistant Secretary of
                                                      Rittenhouse Asset Management, Inc. (since
                                                      2003); Chartered Financial Analyst.

Julia L. Antonatos   Vice President       Term--Until Managing Director (since 2005), formerly          155
9/22/63                                   July 2006   Vice President (since 2002); formerly,
333 W. Wacker Drive                       Length of   Assistant Vice President (since 2000) of
Chicago, IL 60606                         Service--   Nuveen Investments, LLC; Chartered
                                          Since 2004  Financial Analyst.

Michael T. Atkinson  Vice President       Term--Until Vice President (since 2002), formerly,            155
2/3/66                                    July 2006   Assistant Vice President (since 2000),
333 W. Wacker Drive                       Length of   previously, Associate of Nuveen
Chicago, IL 60606                         Service--   Investments, LLC.
                                          Since 2000

Peter H. D'Arrigo    Vice President and   Term--Until Vice President of Nuveen Investments, LLC         155
11/28/67               Treasurer          July 2006   (since 1999); Vice President and Treasurer
333 W. Wacker Drive                       Length of   (since 1999) of Nuveen Investments, Inc.;
Chicago, IL 60606                         Service--   Vice President and Treasurer (1999-2004) of
                                          Since 1999  Nuveen Advisory Corp. and Nuveen
                                                      Institutional Advisory Corp.*; Vice President
                                                      and Treasurer of Nuveen Asset Management
                                                      (since 2002) and of Nuveen Investments
                                                      Advisers Inc. (since 2002); Assistant
                                                      Treasurer of NWQ Investment Management
                                                      Company, LLC. (since 2002); Vice President
                                                      and Treasurer of Rittenhouse Asset
                                                      Management, Inc. (since 2003); Chartered
                                                      Financial Analyst.

                                                                                                         Number of
                                                 Term of                                                Portfolios
                                               Office and                                                 in Fund
                                                Length of                                                 Complex
   Name, Birthdate        Position(s) Held     Time Served            Principal Occupations             Overseen by
     and Address             with Funds        with Trust             During Past Five Years              Officer
   ---------------        ----------------     -----------            ----------------------            -----------
Jessica R. Droeger    Vice President           Term--Until Vice President (since 2002), Assistant           155
9/24/64                 and Secretary          July 2006   Secretary and Assistant General Counsel
333 W. Wacker Drive                            Length of   (since 1998) formerly, Assistant Vice
Chicago, IL 60606                              Service--   President (since 1998) of Nuveen
                                               Since 1998  Investments, LLC; Vice President (2002-
                                                           2004) and Assistant Secretary (1998-2004)
                                                           formerly, Assistant Vice President of Nuveen
                                                           Advisory Corp. and Nuveen Institutional
                                                           Advisory Corp.*; Vice President and
                                                           Assistant Secretary (since 2005) of Nuveen
                                                           Asset Management.

Lorna C. Ferguson     Vice President           Term--Until Managing Director (since 2004), formerly,        155
10/24/45                                       July 2006   Vice President of Nuveen Investments, LLC,
333 W. Wacker Drive                            Length of   Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                              Service--   Institutional Advisory Corp.*; Managing
                                               Since 1998  Director (since 2005) of Nuveen Asset
                                                           Management.

William M. Fitzgerald Vice President           Term--Until Managing Director (since 2002), formerly,        155
3/2/64                                         July 2006   Vice President of Nuveen Investments;
333 W. Wacker Drive                            Length of   Managing Director (1997-2004), of Nuveen
Chicago, IL 60606                              Service--   Advisory Corp. and Nuveen Institutional
                                               Since 1997  Advisory Corp.*; Managing Director of
                                                           Nuveen Asset Management (since 2001);
                                                           Vice President of Nuveen Investments
                                                           Advisers Inc. (since 2002); Chartered
                                                           Financial Analyst.

Stephen D. Foy        Vice President and       Term--Until Vice President (since 1993) and Funds            155
5/31/54                 Controller             July 2006   Controller (since 1998) of Nuveen
333 W. Wacker Drive                            Length of   Investments, LLC; formerly, Vice President
Chicago, IL 60606                              Service--   and Funds Controller (1998-2004) of Nuveen
                                               Since 1997  Investments, Inc.; Certified Public
                                                           Accountant.

James D. Grassi       Vice President and Chief Term--Until Vice President and Deputy Director of            155
4/13/56                 Compliance Officer     July 2006   Compliance (since 2004) of Nuveen
333 W. Wacker Drive                            Length of   Investments, LLC, Nuveen Investments
Chicago, IL 60606                              Service--   Advisers Inc., Nuveen Asset Management,
                                               Since 2004  Nuveen Advisory Corp., Nuveen
                                                           Institutional Advisory Corp.* and
                                                           Rittenhouse Asset Management, Inc.;
                                                           formerly, Senior Attorney (1994-2004), The
                                                           Northern Trust Company.

David J. Lamb         Vice President           Term--Until Vice President (since 2000) of Nuveen            155
3/22/63                                        July 2006   Investments, LLC; Certified Public
333 W. Wacker Drive                            Length of   Accountant.
Chicago, IL 60606                              Service--
                                               Since 2000

Tina M. Lazar         Vice President           Term--Until Vice President of Nuveen Investments, LLC        155
8/27/61                                        July 2006   (since 1999).
333 W. Wacker Drive                            Length of
Chicago, IL. 60606                             Service--
                                               Since 2000

                                                                                                   Number of
                                            Term of                                               Portfolios
                                          Office and                                                in Fund
                                           Length of                                                Complex
  Name, Birthdate     Position(s) Held    Time Served           Principal Occupations             Overseen by
    and Address          with Funds       with Trust            During Past Five Years              Officer
  ---------------     ----------------    -----------           ----------------------            -----------
Larry W. Martin     Vice President and    Term--Until Vice President, Assistant Secretary and         155
7/27/51               Assistant Secretary July 2006   Assistant General Counsel of Nuveen
333 W. Wacker Drive                       Length of   Investments, LLC; Vice President and
Chicago, IL 60606                         Service--   Assistant Secretary of Nuveen Advisory
                                          Since 1997  Corp. and Nuveen Institutional Advisory
                                                      Corp.*; Vice President (since 2005) and
                                                      Assistant Secretary of Nuveen Investments,
                                                      Inc.; Vice President (since 2005) and
                                                      Assistant Secretary (since 1997) of Nuveen
                                                      Asset Management; Vice President (since
                                                      2000), Assistant Secretary and Assistant
                                                      General Counsel (since 1998) of Rittenhouse
                                                      Asset Management, Inc.; Vice President and
                                                      Assistant Secretary of Nuveen Investments
                                                      Advisers Inc. (since 2002); Assistant
                                                      Secretary of NWQ Investment Management
                                                      Company, LLC (since 2002).

--------
  *Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

   The Board of Trustees has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee.


   Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the Executive Committee of the Board of Trustees of the Fund. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. During the fiscal year ended May 31, 2005, the Executive Committee did not meet.



   The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, Lawrence H. Brown, William J. Schneider and Eugene S. Sunshine. During the fiscal year ended May 31, 2005, the Audit Committee met five times.



   The Nominating and Governance Committee is responsible for Board selection and tenure, selection and review of committees, and Board education and operations. In addition, the Committee monitors performance of legal counsel and other service providers, periodically reviews and makes recommendations about any appropriate changes to trustee compensation, and has the resources and authority to discharge its responsibilities, including retaining special counsel and other experts or consultants at the expense of the Trust. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors. The members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Eugene S. Sunshine. During the fiscal year ended May 31, 2005, the Nominating and Governance Committee met four times.


   The Dividend Committee is authorized to declare distributions on the Trust's shares including, but not limited to regular and special dividends, capital gains and ordinary income distributions. The members of the

Dividend Committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown and Jack B. Evans. During the fiscal year ended May 31, 2005, the Dividend Committee met four times.



   The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are Lawrence H. Brown, William C. Hunter, David J. Kundert, William J. Schneider, Chair, and Judith M. Stockdale. During the fiscal year ended May 31, 2005, the Compliance, Risk Management and Regulatory Oversight Committee met three times.


   The Trustees of the Trust are directors or trustees, as the case may be, of 42 Nuveen open-end funds and 113 Nuveen closed-end funds, except David J. Kundert is trustee of 42 Nuveen open-end funds and 111 closed-end funds managed by NAM.

   The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2004:

                                                Aggregate Dollar Range of
                                                Equity Securities in All
                                                  Registered Investment
                               Dollar Range of    Companies Overseen by
                              Equity Securities   Trustee in Family of
      Name of Trustee           in the Trust      Investment Companies
      ---------------         ----------------- -------------------------
      Robert P. Bremner......        $0                Over $100,000
      Lawrence H. Brown......        $0                Over $100,000
      Jack B. Evans..........        $0                Over $100,000
      William C. Hunter......        $0             $50,000-$100,000
      David J. Kundert*......        $0                           $0
      William J. Schneider...        $0                Over $100,000
      Judith M. Stockdale....        $0                Over $100,000
      Timothy R. Schwertfeger        $0                Over $100,000
      Eugene S. Sunshine*....        $0             $50,000-$100,000

--------
   * Mr. Kundert and Mr. Sunshine did not serve on the Board as of December 31, 2004.

   No trustee who is not an interested person of the Trust owns beneficially or of record, any security of NAM, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM or Nuveen.

   The Trust does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust. The Trust has a deferred compensation plan (the "Plan") that permits any independent trustee who is not an "interested person" of the Trust to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee's deferral account, the independent trustee may elect to receive distributions in a lump sum or over a period of five years. The Trust will not be liable for any other fund's obligations to make distributions under the Plan.

   The following table sets forth compensation paid by the Trust to each of the independent trustees and the total compensation paid to each independent trustee during the fiscal year ended May 31, 2005.



                                                Amount of      Total
                                                  Total     Compensation
                                 Aggregate    Compensation   from Trust
                                Compensation  that Has Been   and Fund
            Name of Trustee     From Trust/1/  Deferred/2/   Complex/3/
            ---------------     ------------  ------------- ------------
        William E. Bennett/4/..    $   98         $ 41        $  7,333
        Robert P. Bremner......     1,624          103         116,250
        Lawrence H. Brown......     1,571           --         112,250
        Jack B. Evans..........     1,736          182         118,625
        William C. Hunter/5/...     1,423          592         101,750
        Anne E. Impellizzeri/6/     1,463          631         100,350
        William L. Kissick/6/..       973           57          86,000
        David J. Kundert/7/....       210           86          15,810
        Thomas E. Leafstrand/6/       391           --          26,000
        Peter R. Sawers/6/.....     1,421          614          97,750
        William J. Schneider...     1,534          629         113,000
        Judith M. Stockdale....     1,379          213         103,100
        Eugene S. Sunshine/8/..       221           89          17,310
        Sheila W. Wellington/6/       362          152          25,250

--------
/1/The compensation paid to the independent trustees for the fiscal year ended
   May 31, 2005 for services to the Trust.

/2/Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

/3/Based on the compensation paid (including any amounts deferred) to the trustees for the one year period ending May 31, 2005 for services to the open-end and closed-end funds advised by NAM.


/4/Mr. Bennett resigned as Trustee on April 30, 2004.



/5/Mr. Hunter became a Trustee on May 16, 2004.



/6/Under the Fund's retirement policy for Independent Board Members, which provides that Independent Board Members will retire at the earlier of age 72 or after board service of 15 years, Board Members Leafstrand and Wellington retired on June 30, 2004. In addition, Board Members Impellizzeri, Kissick and Sawers, who had not reached the age or service period at which retirement would be called for under the retirement policy, also retired on June 30, 2004. At the time of their retirement, Board Members Impellizzeri, Kissick and Sawers each received a payment of $75,000 as partial compensation for the earnings they would have received if they had continued as Independent Board Members until the term specified in the current retirement policy.



 /7/Mr. Kundert became a Trustee on February 23, 2005.



/8/Mr. Sunshine became a Trustee on February 23, 2005.


Compensation

   The trustee affiliated with Nuveen and NAM serves without any compensation from the Funds. Trustees who are not affiliated with Nuveen or NAM ("Independent Trustees") as of January 1, 2005 receive a $85,000 annual retainer for all Nuveen Funds, plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled, board meeting; (c) a fee of $1,000 per day for attendance in person at an Audit Committee or Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required, $500 per day for Compliance, Risk Management and Regulatory Oversight Committee attendance by telephone or in person where in-person attendance is not required and $750 per day for Audit Committee attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the Dividend Committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings (including ad hoc committee meetings and shareholder meetings) on a day on which no regularly scheduled Board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairpersons of the Audit, Compliance, Risk Management and Regulatory Oversight, and Nominating and Governance Committees shall receive $5,000 to be paid as an addition to the annual retainer paid to such individuals. When ad hoc committees are organized, the Board may provide for additional compensation to be paid to the members of such committees. The annual retainer, fees and expenses are allocated among the funds managed by NAM, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. As noted above, Board Members Impellizzeri, Kissick and Sawers retired on June 30, 2004. These three Board Members each received a payment at the time of their retirement as partial compensation for the earnings they would have received if they had continued as Independent Board Members until the time specified in the current retirement policy. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

   Nuveen Investments, Inc. ("JNC") maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program.

   The independent trustees of the funds managed by NAM are eligible to participate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of JNC.


   As of September 7, 2005, the officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of each of the Funds.



   The following table sets forth the percentage ownership of each person, who, as of September 7, 2005, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.





                                                                         Percentage of
Name of Fund and Class             Name and Address of Owner               Ownership
---------------------------------- ------------------------------------- -------------
Nuveen Georgia Municipal Bond Fund
  Class A Shares.................. Citigroup Global Markets Inc. House        5.09%
                                   Attn: Peter Booth 7th Floor
                                   333 West 34th Street
                                   New York, NY 10001-2402

                                   MLPF&S for the Sole Benefit of its        22.64%
                                   Customers
                                   Attn: Fund Admin. Sec. 97OC4
                                   4800 Deer Lake Drive E.
                                   3rd Floor Jacksonville, FL 32246-6484

                                                                           Percentage of
Name of Fund and Class               Name and Address of Owner               Ownership
------------------------------------ ------------------------------------- -------------
Nuveen Georgia Municipal Bond Fund
  Class B Shares.................... MLPF&S for the Sole Benefit of its        33.00%
                                     Customers
                                     Attn: Fund Admin. Sec. 97NC2
                                     4800 Deer Lake Drive E.
                                     3rd Floor Jacksonville, FL 32246-6484

Nuveen Georgia Municipal Bond Fund
  Class C Shares.................... MLPF&S for the Sole Benefit of its        33.27%
                                     Customers
                                     Attn: Fund Admin. Sec. 97C83
                                     4800 Deer Lake Drive E.
                                     3rd Floor Jacksonville, FL 32246-6484

Nuveen Georgia Municipal Bond Fund
  Class R Shares.................... NFS LLC for the Benefit of                10.73%
                                     Faye D. Scott
                                     2065 Compton Way
                                     Alpharetta, GA 30022-7125

                                     Christine M.Wade Wade Living Trust        52.03%
                                     105 Autumn Glen Circle
                                     Apt. 14 Fayetteville, GA 30215-6878

Nuveen Louisiana Municipal Bond Fund
  Class A Shares.................... MLPF&S for the Sole Benefit of its        34.55%
                                     Customers
                                     Attn: Fund Admin. Sec. 70079
                                     4800 Deer Lake Drive E.
                                     3rd Floor Jacksonville, FL 32246-6484

Nuveen Louisiana Municipal Bond Fund
  Class B Shares.................... MLPF&S for the Sole Benefit of its        34.86%
                                     Customers
                                     Attn: Fund Admin. Sec. 97NC5
                                     4800 Deer Lake Drive E.
                                     3rd Floor Jacksonville, FL 32246-6484

Nuveen Louisiana Municipal Bond Fund
  Class C Shares.................... Citigroup Global Markets Inc. House        8.07%
                                     Attn: Peter Booth 7th Floor
                                     333 West 34th Street
                                     New York, NY 10001-2402

                                     MLPF&S for the Sole Benefit of its        40.62%
                                     Customers
                                     Attn: Fund Admin. Sec. 97DD4
                                     4800 Deer Lake Drive E.
                                     3rd Floor Jacksonville, FL 32246-6484

                                                                                Percentage of
Name of Fund and Class                    Name and Address of Owner               Ownership
----------------------------------------- ------------------------------------- -------------
Nuveen Louisiana Municipal Bond Fund
  Class R Shares......................... Richard L. Lucas                          50.38%
                                          3846 Independence Dr. Alexandria,
                                          LA 71303-3533

                                          Jack L. Roberts and Ethelene Roberts      11.96%
                                          141 Island Road
                                          Marksville, LA 71351-4514

                                          Pershing LLC                              14.98%
                                          P.O. Box 2052
                                          Jersey City, NJ 07303-2052

                                          LPL Financial Services 9785 Towne         15.32%
                                          Centre Drive San Diego,
                                          CA 92121-1968

Nuveen North Carolina Municipal Bond Fund
  Class A Shares......................... Citigroup Global Markets Inc. House        5.50%
                                          Attn: Peter Booth 7th Floor
                                          333 West 34th Street
                                          New York, NY 10001-2402

                                          MLPF&S for the Sole Benefit of its         9.18%
                                          Customers
                                          Attn: Fund Admin. Sec. 970C6
                                          4800 Deer Lake Drive E.
                                          3rd Floor Jacksonville, FL 32246-6484

Nuveen North Carolina Municipal Bond
  Fund Class B Shares.................... MLPF&S for the Sole Benefit of its        11.79%
                                          Customers
                                          Attn: Fund Admin. Sec. 97NC8
                                          4800 Deer Lake Drive E.
                                          3rd Floor
                                          Jacksonville, FL 32246-6484

Nuveen North Carolina Municipal Bond
  Fund Class C Shares.................... Citigroup Global Markets Inc.              9.71%
                                          House
                                          Attn: Peter Booth 7th Floor
                                          333 West 34th Street
                                          New York, NY 10001-2402

                                          MLPF&S for the Sole Benefit of            32.49%
                                          its Customers
                                          Attn: Fund Admin. Sec. 97CM8
                                          4800 Deer Lake Drive E.
                                          3rd Floor
                                          Jacksonville, FL 32246-6484

                                                                    Percentage of
Name of Fund and Class               Name and Address of Owner        Ownership
------------------------------------ ------------------------------ -------------
Nuveen North Carolina Municipal Bond
  Fund Class R Shares............... SEI Trust Company                   5.19%
                                     c/o Hawaiian Bank
                                     Attn: Mutual Funds
                                     1 Freedom Valley Drive
                                     Oaks, PA 19456

                                     John Clayton                        7.15%
                                     14 Springmoor Drive
                                     Raleigh, NC 27615-4324

                                     Ruth A. Smith                      12.72%
                                     14 Springmoor Drive
                                     Raleigh, NC 27615-4324

Nuveen Tennessee Municipal Bond Fund
  Class A Shares.................... MLPF&S for the Sole Benefit of     15.11%
                                     its Customers
                                     Attn: Fund Admin. Sec. 970N6
                                     4800 Deer Lake Drive E.
                                     3rd Floor
                                     Jacksonville, FL 32246-6484

Nuveen Tennessee Municipal Bond Fund
  Class B Shares.................... Citigroup Global Markets Inc.       6.30%
                                     House
                                     Attn: Peter Booth 7th Floor
                                     333 West 34th Street
                                     New York, NY 10001-2402

                                     MLPF&S for the Sole Benefit of      8.88%
                                     its Customers
                                     Attn: Fund Admin. Sec. 97ND0
                                     4800 Deer Lake Drive E.
                                     3rd Floor
                                     Jacksonville, FL 32246-6484

Nuveen Tennessee Municipal Bond Fund
  Class C Shares.................... MLPF&S for the Sole Benefit of     38.39%
                                     its Customers
                                     Attn: Fund Admin. Sec. 97CM7
                                     4800 Deer Lake Drive E.
                                     3rd Floor
                                     Jacksonville, FL 32246-6484

                                     NFS LLC for the Benefit of:         6.99%
                                     Louise K. Ellis
                                     1550 Kenesaw Avenue
                                     Knoxville, TN 37919-7861

                                                                  Percentage of
 Name of Fund and Class               Name and Address of Owner     Ownership
 ------------------------------------ --------------------------- -------------
 Nuveen Tennessee Municipal Bond Fund
   Class R Shares.................... Darius A. Hensley                6.82%
                                      P.O. Box 305
                                      Piney Flats, TN
                                      37686-0305

                                      S. Terry Canale                 23.00%
                                      1594 Peabody Avenue
                                      Memphis, TN 38104-3833

                                      UBS Financial Services Inc.     12.87%
                                      FBO Anderl Molterer
                                      5001 Clonmel Road
                                      Nashville, TN 37220-1501

                                      Bancorp South Bank              18.93%
                                      C O Trust
                                      P.O. Box 1605
                                      Jackson, MS 39215-1605


INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

Generally

   NAM acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. NAM also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

   NAM is an affiliate of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of the Funds' shares. Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Exchange-Traded Funds. Nuveen and NAM are subsidiaries of JNC, which is a publicly-traded company and was, until April 2005, a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.


   Pursuant to an investment management agreement between NAM and the Trust, prior to August 1, 2004, each of the Funds agreed to pay an annual management fee at the rates set forth below:



               AVERAGE DAILY NET ASSETS       Management Fee Rate
               ------------------------       -------------------
               For the first $125 million....       .5500%
               For the next $125 million.....       .5375%
               For the next $250 million.....       .5250%
               For the next $500 million.....       .5125%
               For the next $1 billion.......       .5000%
               For the next $3 billion.......       .4750%
               For net assets over $5 billion       .4500%



   A complex-wide fee schedule for all Funds managed by NAM and its affiliates, including the Funds, went into effect on August 1, 2004. This complex-wide fee schedule initially marginally decreased the rate at which management fees were paid by the Funds. As assets in the Nuveen Fund Complex grow, the management fee rates paid by the Funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the Funds if the complex-wide fee schedule were not implemented.




   Each Fund's management fee is divided into two components--a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. The pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the Funds' effective management fees were reduced by approximately ..0010% as of June 30, 2005.



   Each Fund's management fee equals the sum of a fund-level fee and a complex-level fee.


   Each of the Funds has agreed to pay an annual fund-level management fee payable monthly, based upon the average daily net assets of each Fund as follows:


               Average Daily Net Assets       Fund-Level Fee Rate
               ------------------------       -------------------
               For the first $125 million....        .3500%
               For the next $125 million.....        .3375%
               For the next $250 million.....        .3250%
               For the next $500 million.....        .3125%
               For the next $1 billion.......        .3000%
               For the next $3 billion.......        .2750%
               For net assets over $5 billion        .2500%


   The annual complex-level management fee for the Funds, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:


         Complex-Level Assets/1/                Complex-Level Fee Rate
         -----------------------                ----------------------
         For the first $55 billion.............         .2000%
         For the next $1 billion...............         .1800%
         For the next $1 billion...............         .1600%
         For the next $3 billion...............         .1425%
         For the next $3 billion...............         .1325%
         For the next $3 billion...............         .1250%
         For the next $5 billion...............         .1200%
         For the next $5 billion...............         .1175%
         For the next $15 billion..............         .1150%
         For Managed Assets over $91 billion/2/         .1400%

--------

 /1/The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund, including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.



 /2/With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined. In addition to the management fee, each Fund also pays a portion of Nuveen Multistate Trust III's general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

   For the last three fiscal years, the Funds paid net management fees as follows:


                                      Management Fees Net of Expense  Fee Waivers and Expense
                                        Reimbursement Paid to NAM     Reimbursements from NAM
                                            for the Year Ended          for the Year Ended
                                     -------------------------------- -----------------------
                                      5/31/03    5/31/04    5/31/05   5/31/03 5/31/04 5/31/05
                                     ---------- ---------- ---------- ------- ------- -------
Nuveen Georgia Municipal Bond Fund.. $  904,911 $  899,307 $  864,166   --      --      --
Nuveen Louisiana Municipal Bond Fund    739,884    677,995    631,067   --      --      --
Nuveen North Carolina Municipal Bond
  Fund..............................  1,202,607  1,214,930  1,191,110   --      --      --
Nuveen Tennessee Municipal Bond Fund  1,767,481  1,850,557  1,802,292   --      --      --


   In addition to the management fee of NAM, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.


   The Funds, the other Nuveen Funds, NAM, and other related entities have adopted a code of ethics, which essentially prohibits all Nuveen fund management personnel, including Nuveen Fund portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.


The Portfolio Managers

   Unless otherwise indicated, the information below is provided as of the date of this SAI.

   The following individuals have primary responsibility for the day-to-day implementation of the Funds' investment strategies:

             Name               Fund
             Scott R. Romans... Louisiana Municipal Bond Fund
             Cathryn P. Steeves Georgia Municipal Bond Fund
                                North Carolina Municipal Bond Fund
                                Tennessee Municipal Bond Fund

   Other Accounts Managed. In addition to managing the Funds, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:


                                                       Number of
 Portfolio Manager        Type of Account Managed      Accounts     Assets*
 -----------------    -------------------------------- --------- --------------
 Scott R. Romans..... Registered Investment Companies     28     $6,254,979,770
                      Other Pooled Investment Vehicles     0                  0
                      Other Accounts                       2             63,750
 Cathryn P. Steeves.. Registered Investment Companies     23      4,572,572,029
                      Other Pooled Investment Vehicles     0                  0
                      Other Accounts                       0                  0


* Assets are as of May 31, 2005




   Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of JNC (the parent company of the Adviser). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of May 31, 2005, the S&P/Investortools Municipal Bond index was comprised of 44,603 securities with an aggregate current market value of $832 billion.

   Base salary. Each portfolio manager is paid a base salary that is set at a level determined by the Adviser in accordance with its overall compensation strategy discussed above. The Adviser is not under any current contractual obligation to increase a portfolio manager's base salary.

   Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the Adviser's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the Adviser's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of JNC, Inc. in achieving its business objectives.

   Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by JNC. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

   Material Conflicts of Interest. Each portfolio manager's simultaneous management of the Funds and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of a Fund and the other account. The Adviser, however, believes that such potential conflicts are mitigated by the fact that the Adviser has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Adviser has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.




   Beneficial Ownership of Securities. As of May 31, 2005, each portfolio manager beneficially owned the following dollar range of equity securities issued by the Funds and other Nuveen Funds managed by NAM's municipal investment team:



                                                                                 Dollar range of
                                                                                equity securities
                                                                                beneficially owned
                                                                                 in the remainder
                                                              Dollar range of    of Nuveen funds
                                                             equity securities      managed by
                                                             beneficially owned  NAM's municipal
Name of Portfolio Manager Fund                                    in Fund        investment team
------------------------- ----                               ------------------ ------------------
   Scott R. Romans....... Louisiana Municipal Bond Fund              $0         $10,001 - $50,000

   Cathryn P. Steeves.... Georgia Municipal Bond Fund                 0         $10,001 - $50,000
                          North Carolina Municipal Bond Fund          0
                          Tennessee Municipal Bond Fund               0

   No portfolio manager beneficially owns any stock issued by the Funds, because all of the Funds are state-specific and provide exemption from both regular federal, state and/or income tax for residents of the state in question, while the portfolio managers, each of whom lives in Illinois, would not benefit from that double or triple tax exemption and would be better off investing in a nationally diversified fund.


Proxy Voting Policies

   The Funds invest their assets primarily in municipal bonds and cash management securities. On rare occasions a Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the Fund's interests in a variety of ways, which may entail negotiating and executing consents, agreements, and other arrangements and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, but nevertheless provides reports to the Fund's Board of Trustees on its control activities on a quarterly basis.

   In the rare event that a municipal issuer were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the Securities and Exchange Commission ("SEC") on Form N-PX, and the results provided to the Fund's Board of Trustees and made available to shareholders as required by applicable rules.

PORTFOLIO TRANSACTIONS

   NAM is responsible for decisions to buy and sell securities for the Funds, the negotiation of the prices to be paid or received for principal trades, and the allocation of transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter in a new issue offering or in the over-the-counter secondary market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.


   The Funds expect that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Brokerage will not be allocated based on the sale of a Fund's shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it may be NAM's practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to NAM. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to NAM's own research efforts, the receipt of research information is not expected to reduce significantly NAM's expenses. For certain secondary market transactions where the execution capability of two brokers is judged to be of substantially similar quality, NAM may randomly select one of them. While NAM will be primarily responsible for the placement of the portfolio transactions of the Funds, the policies and practices of NAM in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.


   NAM may manage other investment companies and investment accounts for other clients that may have investment objectives similar to the Funds. Subject to applicable laws and regulations, NAM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment or need to raise cash, and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities (or in the case of dispositions, the demand for securities) available to the Funds from time to time, it is the opinion of the Board of Trustees that the benefits available from NAM's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

NET ASSET VALUE

   As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Funds' shares by State Street Bank & Trust Company, the Funds' custodian, as of the close of trading (normally 4:00 p.m. New York Time) on each day on which the New York Stock Exchange (the "NYSE") is normally open for trading. The NYSE is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing (a) the market value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by (b) the number of shares of the class outstanding.

   In determining net asset value for the Funds, the Funds' custodian utilizes the valuations of portfolio securities furnished by an independent pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute the vast majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

   Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV; a security with respect to which an event has occurred that is likely to make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of such securities.

TAX MATTERS

Federal Income Tax Matters

   The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust. The following is a general and abbreviated summary of the provisions of the Internal Revenue Code of 1986, as amended, (the "Code"), and Treasury Regulations presently in effect as they directly govern the taxation of each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. The Code and

Treasury Regulations are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisor for more detailed information concerning the federal, state and local taxation of the Funds.


   Each Fund intends to qualify under Subchapter M of the Code for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. If a Fund meets all of the requirements to be treated as a regulated investment company, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "90% gross income test"). Second, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies), the securities (other than the securities of other regulated investment companies) of two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.


   In addition to the above requirements, in order to qualify as a regulated investment company for a tax year, a Fund must distribute at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain, if any. A Fund, however, may retain its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). If for a tax year a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, the Fund may elect to designate the retained amount as undistributed capital gains. If a Fund makes this election, it will notify its shareholders who will be required to include in income for federal income tax purposes their share of such undistributed amount, and will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. In such case, for federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of the includible gain and the tax deemed paid by the shareholder in respect of such shares.

   Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

   Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but may (as discussed below) become subject to the federal alternative minimum tax. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on non-appropriation lease obligations will be excludable from gross income for federal income tax purposes.

   Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders, whether in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale or exchange of shares, as discussed below.

   If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

   If a Fund engages in hedging transactions involving financial futures, swaps and options thereon, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

   Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, are expected to qualify under the Code for the dividends received deductions for corporations or for the lower tax rates on qualified dividend income.

   Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund's taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed may effectively be a return of capital.

   Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

   The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, if a shareholder holds the shares as a capital asset, any gain or loss will be long-term gain or loss if the shares have been held for more than one year. Capital gains of corporate shareholders are subject to regular corporate tax rates. For non-corporate taxpayers, gain on the sale of shares held for more than one year will generally be taxed at rates applicable to long-term capital gains, while gain on the sale of shares held for not more than one year and other ordinary income will generally be taxed at ordinary income rates. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate on net income may be higher in certain circumstances.

   All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

   It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

   In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in material compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax, but can make no assurances that distributions will be sufficient to eliminate all such tax.

   If in any year a Fund should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations). Distributions to its corporate shareholders should qualify for the dividends received deduction, and distributions to its individual shareholders should be taxable as qualified dividend income for federal income tax purposes to the extent of the Fund's current and accumulated earnings and profits and to the extent certain holding period requirements and other requirements are satisfied. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

   Because the Funds may invest in private activity bonds, (within the meaning of Section 141 of the Code) the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisors before investing in a Fund.

   Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations that meet the definition of private activity bonds under the Code, is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations required to be included in calculating the federal alternative minimum tax.

   In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

   Tax-exempt income, including exempt-interest dividends paid by a Fund, are taken into account in determining whether a portion of a Fund shareholder's social security or railroad retirement benefits will be subject to federal income tax.

   The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund that distributes exempt-interest dividends may be disallowed as a deduction in whole or in part (depending upon the amount of exempt-interest dividends distributed in comparison to other taxable distributions). Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

   The Funds are required in certain circumstances to withhold the applicable rate (currently 28%) of taxable dividends and certain other payments paid to non-corporate holders of shares: (1) who have not furnished the Funds with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, and who have not certified that they are U.S. citizens or U.S. resident aliens, or (2) who are otherwise subject to backup withholding under the Code.

State Tax Matters

   The discussion of state and local tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies and as qualified investment funds under applicable state law, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state and local income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include distributions of ordinary income that is not attributable to exempt-interest, as well as capital gain distributions in their income for state and local tax purposes. In some taxing jurisdictions, interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible. The tax discussion summarizes general state and local tax laws, which are currently in effect and are subject to change by legislative, judicial or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax advisor for more detailed information about state and local taxes to which they may be subject.

Georgia

   The following is a general, abbreviated summary of certain provisions of the applicable Georgia tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Georgia Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Georgia Fund transactions.

   The following is based on the assumptions that the Georgia Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Georgia Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Georgia Fund's shareholders.

   The Georgia Fund will be subject to the Georgia corporate net worth tax and the Georgia corporate income tax only if it has a sufficient nexus with Georgia. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

   Distributions from the Georgia Fund that are attributable to interest on any obligation of Georgia or its political subdivisions or on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the Georgia personal income tax or the Georgia corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Georgia personal and corporate income taxes.

   Gain on the sale, exchange, or other disposition of shares of the Georgia Fund will be subject to the Georgia personal and corporate income taxes.

   Shares of the Georgia Fund may be subject to the Georgia estate tax if held by a Georgia decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Georgia and local tax matters.

Louisiana

   The following is a general, abbreviated summary of certain provisions of the applicable Louisiana tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Louisiana Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Louisiana Fund transactions.

   The following is based on the assumptions that the Louisiana Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Louisiana Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Louisiana Fund's shareholders.

   The Louisiana Fund will be subject to the Louisiana corporate franchise tax and corporate income tax only if it has a sufficient nexus with Louisiana. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

   Distributions by the Louisiana Fund that are attributable to interest on any obligation of Louisiana and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Louisiana personal income tax or the Louisiana corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Louisiana personal and corporate income taxes.

   Gain on the sale, exchange, or other disposition of shares of the Louisiana Fund will be subject to the Louisiana personal and corporate income taxes.

   Shares of the Louisiana Fund may be subject to the Louisiana inheritance tax and the Louisiana estate tax if held by a Louisiana decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Louisiana tax matters.

North Carolina

   The following is a general, abbreviated summary of certain provisions of the applicable North Carolina tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the North Carolina Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to North Carolina Fund transactions.

   The following is based on the assumptions that the North Carolina Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause North Carolina Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the North Carolina Fund's shareholders.

   The North Carolina Fund will be subject to the North Carolina corporation income tax and the North Carolina franchise tax only if it has a sufficient nexus with North Carolina. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

   Distributions from North Carolina Fund that are attributable to interest on any obligation of North Carolina or its political subdivisions or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the North Carolina personal income tax or the North Carolina corporation income tax. All other distributions, including distributions attributable to capital gains, will be subject to the North Carolina personal and corporate income taxes.

   Gain on the sale, exchange, or other disposition of shares of the North Carolina Fund will be subject to the North Carolina personal and corporate income taxes.

   Shares of the North Carolina Fund may be subject to the North Carolina estate tax if owned by a North Carolina decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning North Carolina and local tax matters.

Tennessee

   The following is a general, abbreviated summary of certain provisions of the applicable Tennessee tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Tennessee Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Tennessee Fund transactions.

   The following is based on the assumptions that the Tennessee Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Tennessee Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Tennessee Fund's shareholders.

   The Tennessee Fund is not expected to be subject to Tennessee franchise or corporate excise taxes.

   Distributions from the Tennessee Fund that are attributable to interest on Tennessee Obligations or to interest on Federal Obligations will not be subject to the Tennessee individual income tax (also known as the "Hall income tax"). In addition, under current administrative practice of the Tennessee

Department of Revenue, dividends attributable to gains realized from the sale or exchange of Tennessee Obligations or Federal Obligations will not be subject to the Tennessee individual income tax. All other distributions will be subject to such tax.

   All distributions from the Tennessee Fund, regardless of source, will be subject to the Tennessee corporate excise tax.

   Gain on the sale, exchange, or other disposition of shares of the Tennessee Fund will not be subject to the Tennessee individual income tax but will be subject to the Tennessee corporate excise tax.

   Shares of the Tennessee Fund may be subject to the Tennessee inheritance tax and the Tennessee estate tax if owned by a Tennessee decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Tennessee and local tax matters.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

   As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

   Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares as described below.

   Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.


   The minimum initial investment is $3,000 per fund share class ($50 if you establish a systematic investment plan and $250 for accounts opened through fee-based programs). You may not purchase Class B Shares if you are a single purchaser placing a purchase order of $100,000 or more of Fund shares. Effective October 10, 2005, Class B shares purchase orders equaling or exceeding $100,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser's shares of any class of any Nuveen Mutual Fund, cause the purchaser's cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limits should be placed only for Class A or Class C shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Authorized Dealer, and the Fund receives written confirmation of such approval.



   You may not purchase Class C Shares if you are a single purchaser placing a purchase order of $250,000 or more of Fund shares. Effective October 10, 2005, Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser's shares of any class of any Nuveen Mutual Fund, cause the purchaser's cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limits should be placed only for Class A Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Authorized Dealer, and the Fund receives written confirmation of such approval.

   Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of ..20%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A Shares of a Fund. The example assumes a purchase on May 31, 2005 of Class A Shares from the Nuveen Georgia Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A Shares.


Net Asset Value per share................................................. $11.31
Per Share Sales Charge--4.20% of public offering price (4.42% of net asset
value per share)..........................................................    .50
                                                                           ------
Per Share Offering Price to the Public.................................... $11.81


   The Funds receive the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Shares Purchase Eligibility

Rights of Accumulation

   You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent

   You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

   By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts that would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

   You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

   For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse (or equivalent if recognized under local law) and your children under 21 years of age, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Reinvestment of Nuveen Defined Portfolio Distributions

   You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases. Nuveen is no longer sponsoring new Defined Portfolios.

   Also, investors will be able to buy Class A Shares at net asset value by using the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the Defined Portfolio termination/maturity occurred not more than 90 days prior to reinvestment.

Group Purchase Programs

   If you are a member of a qualified group, you may purchase Class A Shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

   Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant is $50, provided that a group invests at least $3,000 in the Fund and the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

   To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group's financial advisor, by calling Nuveen toll-free (800) 257-8787.

Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure

   You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than 90 days prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

Elimination of Sales Charge on Class A Shares

   Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased by the following categories of investors:

   . investors purchasing $1,000,000 or more; Nuveen may pay Authorized Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amounts;

   . officers, trustees and former trustees of the Nuveen and former Flagship
     Funds;


   . bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings);


   . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

   . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

   . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

   . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and


   . any employer-sponsored qualified defined contribution retirement plan.
     With respect to purchases by employer-sponsored qualified defined contribution plans with at least 25 employees and that either (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares, Nuveen will pay authorized dealers a sales commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. Unless the authorized dealer elects to waive the commission, a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.


   For investors that purchased Class A Shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan or because the purchase amount equaled or exceeded $1 million and the Authorized Dealer did not waive the sales commission, a contingent deferred sales charge of 1.00% will be assessed on redemptions within 18 months of purchase.



   Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

   Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

   Class R Share Purchase Eligibility. Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:


   . officers, trustees and former trustees of the Trust or any Nuveen-sponsored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;




   . bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members;

   . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;


   . direct institutional advisory clients of Nuveen and its affiliates investing $1,000,000 or more;


   . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;


   . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and



   . clients of investment advisors, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.





Any shares purchased by investors falling within any of the first three categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.


   In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such Defined Portfolios in Class R Shares, if, before September 6, 1994, such purchasers of Nuveen unit investment trusts had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

   The reduced sales charge programs may be modified or discontinued by the Funds at any time.

   If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

   For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

Reduction or Elimination of Contingent Deferred Sales Charge

   Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase (except in cases where the shareholder's financial advisor agreed to waive the right to receive an advance of the first year's distribution and service fee).

   In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged upon shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases on net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.

   The CDSC may be waived or reduced under the following special circumstances:
1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; 6) involuntary redemptions caused by operation of law; 7) redemptions in connection with a payment of account or plan fees; 8) redemptions made pursuant to a Fund's systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; 9) redemptions of Class A, B or C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen; and 10) redemptions of Class C Shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your adviser consents up front to receiving the appropriate service and distribution fee on the Class C Shares on an ongoing basis instead of having the first year's fees advanced by Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 under the 1940 Act.

Shareholder Programs

Exchange Privilege

   You may exchange shares of a class of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of the Fund at net asset value without a sales charge.

   If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

   The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

   The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See "Frequent Trading Policy" below.

Reinstatement Privilege

   If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

   Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.


Redemption In-Kind



   The Funds have reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in-kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.


Frequent Trading Policy

   The Funds Frequent Trading Program is as follows:

   Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors periodically to make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

   1. Definition of Round Trip

   A Round Trip trade is the purchase and subsequent redemption of a substantially similar dollar amount of Fund shares within a 60-day period representing at least 25% of the value of the shareholder's account on the date of the most recent transaction. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

   2. Round Trip Trade Limitations


   Nuveen Funds limit the frequency of Round Trip trades that may be placed in a Fund. For transactions of an amount less than 1% of a Fund's net assets, an investor may make no more than four Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. For transactions of an amount equal to or greater than 1% of a Fund's net assets, an investor may make no more than two Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. A purchase transaction identified as being by a Frequent Trader (defined below) may not exceed $1 million for a single shareholder account or in the aggregate for a group of shareholder accounts either controlled by a financial advisor or otherwise determined by the Funds to be related. Nuveen Funds will restrict the trading privileges of any shareholder who makes a Round Trip trade within a 30-day period, and also reserves the right to restrict the trading privileges of a financial advisor acting on behalf of such a shareholder.


   3. Definition of Frequent Trader

   An investor (and/or the investor's financial advisor) who makes more than one Round Trip trade will be deemed a Frequent Trader. Nuveen Funds reserve the right to deem any investor (and/or their financial advisor) as a Frequent Trader based on the size, pattern or other characteristics of their trading activity. Frequent Traders are subject to specific rules regarding the size and process for submission of their trades.

   4. Rules Governing Trades Placed by Frequent Traders


   Frequent Traders must place their orders telephonically directly with Nuveen. (Please note that telephonic redemption orders cannot exceed $50,000 unless the shareholder has established wire transfer instructions with the transfer agent.) All orders must be placed prior to 1:00 p.m. New York time and are non-cancelable. Orders may be placed for next-day settlement, but Nuveen Funds reserve the right to require that a trade be placed for regular-way settlement. Nuveen Funds will not accept further purchase orders if the value of a Frequent Trader's account(s) exceeds 2% of a Fund's net assets.


   5. Enforcement

   Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Funds. Nuveen Funds may also bar an investor (and/or the investor's financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict their existing account(s) to redemptions only. Nuveen Funds reserve the right at their sole discretion (a) to interpret the terms and application of these policies, (b) to waive unintentional or minor violations if Nuveen Funds determine that doing so does not harm the interests of Fund shareholders, and
(c) to exclude the application of its provisions to certain classes of redemptions, as set forth in each Fund's Statement of Additional Information. The Funds may modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances. The ability of Nuveen Funds to implement the Frequent Trading Policy for omnibus accounts is dependent on those distributors furnishing the Funds with sufficient shareholder information to permit monitoring of trade activity and enforcement of the Policy's terms.

Exclusions from the Frequent Trading Policy

   As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive "wrap" fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing;
(ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1 % monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; (vi) involuntary redemptions caused by operation of law; (vii) redemptions in connection with a payment of account or plan fees; and (viii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund.

   In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 591/2; (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 591/2; and (ii) redemptions to satisfy required minimum distributions after age 701/2 from an IRA account.

DISCLOSURE OF PORTFOLIO HOLDINGS

   The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of each Fund's portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Funds' publicly accessible website, www.nuveen.com. Currently, each Fund publishes on the website complete portfolio holdings information as of the end of each month. For Municipal Funds, this information is posted approximately 2-5 business days after the end of the month as of which the information is current and for all other Funds this information is posted approximately 2-5 business days after the end of the month following the month as of which the information is current. Additionally, all Funds publish on the website a list of top ten holdings as of the end of each month, approximately 2-5 business days after the end of the month for which the information is current. This information will remain available on the website at least until a Fund files with the SEC its Form N-CSR or Form N-Q for the period that includes the date as of which the website information is current.

   Additionally, the Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds' website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient's duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Funds may disclose on an ongoing basis non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including their investment adviser and/or subadviser(s), independent registered public accounting firm, custodian, financial printer (R. R. Donnelley Financial and Financial Graphic Services), proxy voting service(s) (including Institutional Shareholder Services, ADP Investor Communication Services, and Glass, Lewis & Co.), and to the legal counsel for the Funds' independent trustees (Chapman & Cutler). Also, the Funds' investment adviser may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the investment adviser to perform portfolio attribution analysis using Vestek's systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Funds' investment adviser and/or subadvisers may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid potential misuse of the disclosed information.

   Non-public portfolio holdings information may be provided to other persons if approved by the Funds' Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

   Compliance officers of the Funds and their investment adviser and subadviser(s) periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Funds' policy. Reports are made to the Funds' Board of Trustees on an annual basis.

   There is no assurance that the Funds' policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

General Matters

   The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

   In addition to the types of compensation to dealers to promote sales of fund shares that are described in the Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

   Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amounts of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale.

   To help advisors and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

   In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

   Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf.

   For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the applicable Prospectus.

   If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services ("BFDS"), the Funds' shareholder services agent. Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor's behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

   The Funds will no longer issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.


   Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust III, dated February 1, 1997 and last renewed on July 28, 2005 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.

   The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.


                            Year Ended             Year Ended             Year Ended
                           May 31, 2003           May 31, 2004           May 31, 2005
                      ---------------------- ---------------------- ----------------------
                       Amount of    Amount    Amount of    Amount    Amount of    Amount
                      Underwriting Retained  Underwriting Retained  Underwriting Retained
Fund                  Commissions  By Nuveen Commissions  By Nuveen Commissions  By Nuveen
----                  ------------ --------- ------------ --------- ------------ ---------
Nuveen Georgia
  Municipal Bond Fund     $347        $--        $261        $32        $203        $30
Nuveen Louisiana
  Municipal Bond Fund      158          5         159         22         149         13
Nuveen North Carolina
  Municipal Bond Fund      201         --         212         28         176         25
Nuveen Tennessee
  Municipal Bond Fund      647         52         607         78         494         67


Other compensation to certain dealers

   NAM, at its own expense, currently provides additional compensation to investment dealers who distribute shares of the Nuveen Mutual Funds. The level of payments made to a particular dealer in any given year will vary and will comprise an amount equal to (a) up to .25% of fund sales by that dealer; and/or
(b) up to .12% of assets attributable to that dealer. A number of factors will be considered in determining the level of payments as enumerated in the Prospectus. NAM makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Nuveen Funds, including costs associated with educating a firm's financial advisors about the features and benefits of Nuveen Funds. NAM will, on an annual basis, determine the advisability of continuing these payments. Additionally, NAM may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Nuveen Funds.

In 2005, NAM expects that it will pay additional compensation to the following dealers:

      A.G. Edwards & Sons, Inc.
      American Express Financial Advisors Inc.
      Merrill Lynch, Pierce, Fenner & Smith, Inc.
      Morgan Stanley DW Inc.
      Prudential Investments LLC
      Raymond James Group
      Smith Barney
      UBS Financial Services Inc.
      Wachovia Securities LLC

DISTRIBUTION AND SERVICE PLAN


   The Funds have adopted a plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.



   The distribution fee applicable to Class B and Class C Shares under each Fund's 12b-1 Plan will be payable to compensate Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.


   The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's 12b-1 Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.



   Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the 12b-1 Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the 12b-1 Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the 12b-1 Plan applicable to Class C Shares.


   During the fiscal year ended May 31, 2005, the Funds incurred 12b-1 fees pursuant to their respective 12b-1 Plans in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A Shares were paid out as compensation to Authorized Dealers for providing services to shareholders relating to their investments. To compensate for commissions advanced to Authorized Dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by Nuveen. After the first year following a purchase, 12b-1 service fees on Class B Shares and 12b-1 service and distribution fees on Class C Shares are paid to Authorized Dealers.


                                                   Compensation Paid to
                                                 Authorized Dealers During
                                                the Year Ended May 31, 2005
                                                ---------------------------
     Nuveen Georgia Municipal Bond Fund:
        Class A................................          $227,839
        Class B................................           163,334
        Class C................................           190,504
     Nuveen Louisiana Municipal Bond Fund:
        Class A................................          $167,687
        Class B................................           170,924
        Class C................................           104,337
     Nuveen North Carolina Municipal Bond Fund:
        Class A................................          $341,015
        Class B................................           202,027
        Class C................................           197,556
     Nuveen Tennessee Municipal Bond Fund:
        Class A................................          $544,369
        Class B................................           202,969
        Class C................................           319,436



   Under each Fund's 12b-1 Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the 12b-1 Plan. The 12b-1 Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the 12b-1 Plan or by vote of a majority of the outstanding voting securities of such class. The 12b-1 Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the 12b-1 Plan cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and its shareholders. The 12b-1 Plan may not be amended to increase materially the cost that a class of shares may bear under the 12b-1 Plan without the approval of the shareholders of the affected class, and any other material amendments of the 12b-1 Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the 12b-1 Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT


   PricewaterhouseCoopers LLP, independent registered public accounting firm, One North Wacker Drive, Chicago, Illinois 60606, has been selected as auditors for the Trust. In addition to audit services, the auditors will provide assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the respective auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of those auditors in giving their reports.


   The custodian of the Funds' assets is State Street Bank & Trust Company, 1 Federal Street, 2nd Floor, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting, and portfolio accounting services.

   The Funds' transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, Inc., 66 Brooks Drive, Braintree, Massachusetts 02184.

FINANCIAL STATEMENTS

   The audited financial statements for each Fund's most recent fiscal year appear in each Fund's Annual Report. Each Fund's Annual Report accompanies this Statement of Additional Information.

APPENDIX A

Ratings of Investments

   The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations that are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

   The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds that have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

   Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but NAM will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

   Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

Futures and Index Transactions

   Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade that have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

   The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

   The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

   Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities that are the subject of the hedge.

   Thus, if the price of the financial future moves less or more than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

   The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

   Options on Financial Futures. The Funds may also purchase put or call options on financial futures that are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

   Index Futures. A tax-exempt bond index, which assigns relative values to the tax-exempt bonds included in the index, is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

   Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

   Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

   A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

   The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

   The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

Swap Agreements

   Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount (the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a basket of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or cap; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or floor; and
(iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

   A Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date.

   Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 may limit the Fund's ability to use swap agreements. The swap market is largely unregulated.


                                                                  MAI-MS3-0905D

--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated May 31, 2005
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Georgia Municipal Bond Fund
Nuveen Louisiana Municipal Bond Fund
Nuveen North Carolina Municipal Bond Fund
Nuveen Tennessee Municipal Bond Fund

[LOGO] Nuveen Investments

[PHOTO]



NOW YOU CAN RECEIVE YOUR
NUVEEN INVESTMENTS FUND REPORTS FASTER.

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IT'S FAST, EASY & FREE:
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if you get your Nuveen Investments Fund dividends and statements from your financial advisor or brokerage account.

(Be sure to have the address sheet that accompanied this report handy. You'll need it to complete the enrollment process.)
                                      OR
www.nuveen.com/accountaccess
if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.
[LOGO]

                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Managers' Comments and Fund Spotlight sections of this report.

With long-term interest rates still relatively low, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. At the same time, St. Paul Travelers also entered into agreements to sell the balance of its shares in Nuveen to us or to others at a future date.

These transactions will have no impact on the investment objectives or management of your Fund. However, taken as a whole they are considered to be an "assignment" of your Fund's investment management agreement. This means that you and your fellow Fund shareholders have been asked to formally approve the continuation of your Fund's management contract with Nuveen. You should have already received proxy materials asking for such approval in recent weeks.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 14, 2005



        "No one knows what the future will bring, which is why we think a well-balanced portfolio ... is an important
                     component in achieving your long-term
                               financial goals."


                             Annual Report  Page 1

  Portfolio Managers' Comments for the Nuveen Georgia, Louisiana,
  North Carolina, and Tennessee Municipal Bond Funds

  Portfolio managers Scott Romans and Cathryn Steeves examine economic and market conditions, key investment strategies, and the performance of the Nuveen Georgia, Louisiana, North Carolina, and Tennessee Municipal Bond Funds. Scott, who has 5 years of investment experience, began managing the Louisiana Fund in 2003. Cathryn has 9 years of investment experience and began managing the North Carolina, Georgia, and Tennessee Funds in 2004.

--------------------------------------------------------------------------------


What factors had the greatest influence on the U.S. economy and the municipal market during the 12-month reporting period ended May 31, 2005?

The U.S. economy continued to see solid growth during the past 12 months. Gross domestic product, a measure of the goods and services produced in a nation, grew at an annualized rate of 3.3 percent during the second quarter of 2004,
4.0 percent during the year's third quarter, 3.8 percent in the fourth quarter, and 3.8 percent during the first quarter of 2005. The economy grew despite high energy prices, which fell in the final months of 2004 but rose sharply throughout most of the rest of the period. As another sign of the continued recovering economy, employment trended upward. Nearly 275,000 jobs were created in April 2005, although the following month's increase was a much smaller 78,000 jobs. On May 31, 2005, the unemployment rate was 5.1 percent, below the
5.6 percent rate of a year earlier.

With the economy's expansion came increased concerns about rising inflation. When the period began, it was becoming increasingly apparent that consumer prices, led by the cost of gasoline, were rising. Beginning in June 2004, the Federal Reserve, worried about inflation, started to raise short-term interest rates for the first time in more than four years. During the 12-month period, the Fed increased rates a total of eight times. By May 2005, the short-term federal funds rate stood at 3 percent, up from 1 percent at the start of the period. (After the end of the reporting period, the Fed raised the rate an additional 0.25 percent to 3.25 percent.)

Although inflation generally was rising, its rate of increase was seemingly in line with bond investors' expectations. Accordingly, investors correctly assumed that the Fed would continue its policy of "measured" interest rate hikes and would not need to raise rates more quickly. This confidence that inflation was manageable and that the Fed would proceed in a deliberate fashion supported long-term municipal bond prices, while their yields fell accordingly (a bond's yield and price move in opposite directions). By contrast, shorter-term municipal bond yields rose in line with the Fed's rate hikes. Lower-rated credits were among the best-performing securities in the municipal market during the period. Investors saw in these bonds opportunities to pick up additional income and were willing to take on additional credit risk to do so.

Throughout the period, supply of new municipal debt remained strong. Many issuers sought to take advantage of still-historically low interest rates to refinance outstanding obligations. During the first five months of 2005, for example, new municipal issuance totaled $164 billion, an increase of about 6 percent over new supply in the first five months of 2004.

How did the Funds perform during the 12 months ended May 31, 2005?

The table on the next page provides total return performance information for the four Funds discussed in this report for the one-year, five-year, and ten-year periods ended May 31, 2005. Each Fund's performance is compared with the national

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Average Annual Total Returns as of 5/31/05
--------------------------------------------------------------------------------

                                                 1-Year 5-Year 10-Year
                                                 ---------------------
          Nuveen Georgia Municipal Bond Fund
            A Shares at NAV                       8.92%  7.34%   5.90%
           A Shares at Offer                      4.31%  6.42%   5.44%
          Lipper Georgia Municipal Debt Funds/1/
            Category Average                      6.30%  6.35%   5.31%
          Lehman Brothers Municipal Bond
            Index/2/                              7.96%  7.30%   6.22%
          ------------------------------------------------------------

          Nuveen Louisiana Municipal Bond Fund
            A Shares at NAV                       8.28%  7.18%   5.80%
           A Shares at Offer                      3.70%  6.26%   5.35%
          Lipper Louisiana Municipal Debt Funds
            Category Average/1/                   7.06%  6.68%   5.32%
          Lehman Brothers Municipal Bond
            Index/2/                              7.96%  7.30%   6.22%
          ------------------------------------------------------------

                                                1-Year 5-Year 10-Year
                                                ---------------------

           Nuveen North Carolina Municipal
             Bond Fund
             A Shares at NAV                     7.83%  7.22%   5.53%
            A Shares at Offer                    3.35%  6.30%   5.07%
           Lipper North Carolina Municipal Debt
             Funds Category Average/1/           6.42%  6.31%   5.10%
           Lehman Brothers Municipal Bond
             Index/2/                            7.96%  7.30%   6.22%
           ----------------------------------------------------------

           Nuveen Tennessee Municipal Bond
             Fund
             A Shares at NAV                     8.18%  7.21%   5.58%
            A Shares at Offer                    3.62%  6.30%   5.13%
           Lipper Tennessee Municipal Debt
             Funds Category Average/1/           6.54%  6.34%   5.40%
           Lehman Brothers Municipal Bond
             Index/2/                            7.96%  7.30%   6.22%
           ----------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.
Lehman Brothers Municipal Bond Index, as well as with its Lipper peer fund category average. The factors determining the performance of each Fund are discussed later in the report.

Although we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state Funds with a national average is imperfect since most of the national index's results come from out-of-state bonds.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income, as dividends to shareholders.

As of May 31, 2005, all of the Funds in this report had negative UNII for financial statement purposes and positive UNII balances for tax purposes.


--------------------------------------------------------------------------------

1For each Fund, the Lipper category average shown represents the average annualized total return for all reporting funds for the periods ended May 31, 2005. The Lipper categories contained 29, 26 and 22 funds in the Lipper Georgia Municipal Debt Funds Category, 13, 12 and 9 funds in the Lipper Louisiana Municipal Debt Funds Category, 25, 24 and 19 funds in the Lipper North Carolina Municipal Debt Funds Category and 14, 14 and 8 funds in the Lipper Tennessee Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended May 31, 2005. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report  Page 3

What type of economic environment did the four states profiled in this report experience during the period?

Georgia's revenue collections increased in recent months, with the state now projecting a $200 million surplus by the end of the 2005 fiscal year. The state's unemployment rate continued to rise, however, reflecting significant growth in Georgia's labor force. Georgia's jobless rate for May 2005 was 5.2 percent, 0.6 percent above the prior year's level and modestly higher than the national average. The state was an active issuer of municipal debt during the first five months of 2005, with issuance 42 percent higher than during the first five months of 2004. At period end, Georgia maintained the highest credit ratings of Aaa and AAA from Standard & Poor's and Moody's, respectively. Both rating agencies maintained a stable outlook for the state, reflecting their expectations that Georgia's improving economy and revenue growth will continue to replenish the state's financial reserves.

Louisiana maintained credit ratings of A1 and A+ by Moody's and Standard & Poor's, respectively, with both rating agencies keeping a stable outlook on the state's debt. New municipal issuance was very strong in Louisiana for the first five months of 2005, rising 209 percent compared to the first five months of 2004 and well above the national increase of 6 percent. Louisiana's economy lost some momentum during the period, despite modest improvement in job growth. As of May 2005, Louisiana's unemployment rate was 5.4 percent, higher than average though a 0.4 percent improvement over the prior year. The state's finances continued to be well managed. Louisiana ended the 2004 fiscal year with a modest $11 million general fund deficit and a balance of about $200 million in the state's Budget Stabilization Fund. The state balanced its fiscal year 2005 budget through the use of nonrecurring revenues and the extension of temporary taxes.

North Carolina's economy continued to strengthen during the period, mirroring the national recovery. The state's biggest growth drivers continued to be financial services, professional and business services, and residential and commercial construction. By contrast, manufacturing continued to detract from growth. North Carolina's jobless rate in May 2005 was 5.1 percent and a 0.5 percent improvement over the prior year. The state's finances continued to be under pressure, although revenue collections for the 2005 fiscal year are, so far, more than $200 million above projections. New municipal supply during the first five months of 2005 totaled $3.14 billion, a modest 2 percent increase over the prior year's issuance. At period end, Moody's maintained a credit rating of Aa1 on North Carolina's debt, while Standard & Poor's gave its highest credit rating of AAA.

On May 31, 2005, Tennessee's general obligation debt carried a credit rating of Aa2 from Moody's and AA from Standard & Poor's. Both agencies upgraded Tennessee's outlook to stable during the period, based on the state's strengthened financial position and structurally balanced budget. The state's unemployment rate was 6.2 percent in May 2005, more than a percentage point above the national average and 0.8 percent higher than a year ago. Although Tennessee's economic recovery has slowed recently, the state's fiscal year 2005 budget was helped by healthy revenue growth. Accordingly, Tennessee was able to balance its budget without relying on the use of nonrecurring revenues.

What strategies were used to manage the Funds during the period? How did these strategies influence performance?

All four Funds outperformed their Lipper peer group averages. Three of the four Funds also outperformed the national Lehman Brothers Municipal Bond Index, with the fourth, North Carolina, trailing the Lehman Brothers index only modestly.

We pursued consistent management strategies across all four Funds, although our ability to implement our desired strategies varied depending on the types of securities available for purchase in each state. Among the broad themes to our


                             Annual Report  Page 4
management during the past 12 months were the following:

.. Duration management. We sought to preserve the Funds' duration, or sensitivity to changes in interest rates, within a target range. With the Fed continuing to raise short-term rates, we believed it was prudent to avoid making significant interest rate bets.

.. Reduction of concentrated credit positions. Throughout the past 12 months, credit spreads, the additional yield available to investors for taking on credit risk, narrowed considerably. As lower-rated bonds rallied, we took advantage of market conditions and reduced our holdings in securities that we believed had grown to occupy too large a weighting in the portfolio. Such a strategy allowed us to lock in some gains, reduce risk, and invest in parts of the market that offered more attractive value potential, in our view.

.. Yield curve positioning. We generally favored bonds in the long-intermediate part of the yield curve, with maturities of between 20 and 27 years tending to offer the most compelling value potential, although we believed the optimal range varied by state.

The total return of the Nuveen Georgia Municipal Bond Fund outperformed both its Lipper peer group average and the Lehman Brothers Municipal Bond Index during the past 12 months. The Fund benefited when some of its holdings were pre-refunded, meaning the bonds' repayment is guaranteed through the sale of newer bonds issued at lower rates. The Fund's pre-refunded bonds' prices went up even as their income stream remained constant. (The downside of owning pre-refunded bonds is that the debt usually matures and leaves the portfolio sooner.) The Fund also benefited from an overweighting in BBB-rated and lower-rated bonds, which gained in value as investors became more willing to assume risk in search of higher yields. Also, our holdings in the intermediate part of the yield curve performed well. On the negative side, the portfolio was underweighted in the very longest bonds, and lacking significant exposure to this part of the market detracted from results on a relative basis.

In the Georgia Fund, our management strategy involved overweighting intermediate-duration premium-coupon bonds, and buying attractive lower-rated bonds when we could find them, although these opportunities surfaced less often than we would have liked. We also were looking to reduce the size of some of our lower-rated positions that had performed particularly well and no longer offered as much value potential as premium-coupon bonds in the intermediate part of the curve. Because premium bonds tend to see stronger demand when rates are rising, we anticipated that such securities would stand up reasonably well to future hikes.

The total return of the Nuveen Louisiana Municipal Bond Fund handily outperformed its Lipper peer group average and also beat the national Lehman Brothers Index. The Fund benefited from its weighting in the strong-performing healthcare sector. As well, strong security selection in healthcare also added to results, with bonds issued by the Louisiana Public Facilities Authority for Lincoln Health System and Touro Infirmary performing particularly well. The Fund also benefited from its tobacco bonds. These lower-rated holdings performed well as the tobacco companies whose revenues support the bonds enjoyed a more-favorable litigation environment. By contrast, performance was hindered by the portfolio's somewhat defensive duration positioning, which detracted from results as the Louisiana municipal market rallied.

The Louisiana Fund experienced significant call activity, with more than 8 percent of the Fund's holdings departing the portfolio during the period. As these bonds left the portfolio, we sometimes had difficulty finding suitable Louisiana securities to add in their place. At those times, we tended to look to the Puerto Rico municipal market (U.S. territorial bonds generally are fully tax-exempt for residents of all 50 states). During the period, for example, we established two positions in Puerto Rico general obligation debt maturing in either


                             Annual Report  Page 5

2022 or 2023. Buying territorial bonds served us well as we waited for appropriate Louisiana paper to surface. We also continued to reduce our exposure to certain lower-rated bonds that had grown to occupy a larger-than-desired portion of the portfolio. For instance, the Lincoln Health System bonds we mentioned represented more than 4 percent of the portfolio at their peak, higher than our target weighting. We took advantage of the bonds' strength to sell part of our position, reinvesting the proceeds in bonds we believed offered better value potential.

The Nuveen North Carolina Municipal Bond Fund's total return performance surpassed that of its Lipper peer group average and modestly trailed the national Lehman Brothers index. The Fund benefited from its weighting in strong-performing lower-rated sectors and from a duration that was slightly longer than our target, which helped performance as longer bonds outperformed their shorter counterparts. By contrast, the Fund's single family housing bonds did not perform as well. The price appreciation of bonds in this sector was limited because investors expected the bonds would be called in a low-interest-rate environment. We maintained our weighting in this sector, however, because we believed these bonds could perform well if interest rates continue to rise.

As in the other Funds, we looked for opportunities to reduce our holdings in concentrated credit positions. With the proceeds from some of the sales of our lower-rated holdings, we bought premium-coupon intermediate bonds. Many of the new positions added were AAA-rated North Carolina insured bonds used to finance essential purposes, such as school districts. We also managed the Fund's duration by selling some of our shortest holdings, which were disproportionately hurt by rising short-term interest rates.

The Nuveen Tennessee Municipal Bond Fund enjoyed strong total return performance relative to both its Lipper peer group and the national Lehman Brothers index. The portfolio benefited from its relatively long duration, which contributed to performance as longer bonds outperformed shorter- maturity securities. An overweight to the strong-performing healthcare sector also contributed to results, as did the portfolio's exposure to BBB-rated securities, which benefited from narrowing credit spreads. However, the Fund was hurt by its exposure to pre-refunded bonds, which, because of their very short maturities, were hindered by rising short-term interest rates.

When looking for new investments in the Tennessee Fund, we focused on intermediate-duration premium-coupon bonds with maturities around 20 years. As the period progressed and lower-rated bonds outperformed, we reduced the Fund's risk by cutting back our holdings in bonds that had done particularly well. For example, we sold some of our position in bonds issued by Knox County for University Health System and reinvested the proceeds in intermediate bonds we believed represented better future value.


                             Annual Report  Page 6

     Nuveen Georgia Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]


                Nuveen Georgia         Nuveen Georgia         Lehman Brothers
                  Municipal               Municipal              Municipal
                Bond Fund (NAV)       Bond Fund (Offer)         Bond Index
                ---------------       -----------------         ----------
 5/31/1995        $10,000                 $ 9,580                 $10,000
 6/30/1995          9,893                   9,477                   9,913
 7/31/1995          9,940                   9,523                  10,007
 8/31/1995         10,036                   9,614                  10,134
 9/30/1995         10,101                   9,677                  10,198
10/31/1995         10,275                   9,843                  10,346
11/30/1995         10,468                  10,028                  10,518
12/31/1995         10,595                  10,150                  10,619
 1/31/1996         10,633                  10,186                  10,699
 2/29/1996         10,549                  10,106                  10,627
 3/31/1996         10,348                   9,914                  10,491
 4/30/1996         10,285                   9,853                  10,461
 5/31/1996         10,304                   9,871                  10,457
 6/30/1996         10,421                   9,984                  10,571
 7/31/1996         10,520                  10,078                  10,667
 8/31/1996         10,549                  10,106                  10,665
 9/30/1996         10,719                  10,268                  10,814
10/31/1996         10,860                  10,404                  10,937
11/30/1996         11,042                  10,579                  11,137
12/31/1996         10,998                  10,536                  11,184
 1/31/1997         11,007                  10,545                  11,205
 2/28/1997         11,119                  10,652                  11,308
 3/31/1997         10,990                  10,529                  11,157
 4/30/1997         11,093                  10,627                  11,251
 5/31/1997         11,270                  10,797                  11,420
 6/30/1997         11,491                  11,008                  11,542
 7/31/1997         11,874                  11,375                  11,862
 8/31/1997         11,763                  11,269                  11,750
 9/30/1997         11,943                  11,442                  11,890
10/31/1997         12,048                  11,542                  11,966
11/30/1997         12,122                  11,613                  12,037
12/31/1997         12,305                  11,788                  12,213
 1/31/1998         12,412                  11,891                  12,338
 2/28/1998         12,376                  11,856                  12,342
 3/31/1998         12,406                  11,885                  12,353
 4/30/1998         12,313                  11,795                  12,298
 5/31/1998         12,554                  12,027                  12,492
 6/30/1998         12,538                  12,011                  12,541
 7/31/1998         12,578                  12,049                  12,572
 8/31/1998         12,776                  12,240                  12,767
 9/30/1998         12,931                  12,388                  12,926
10/31/1998         12,903                  12,361                  12,926
11/30/1998         12,954                  12,410                  12,972
12/31/1998         12,971                  12,426                  13,004
 1/31/1999         13,103                  12,553                  13,159
 2/28/1999         13,029                  12,481                  13,101
 3/31/1999         13,034                  12,486                  13,119
 4/30/1999         13,073                  12,524                  13,152
 5/31/1999         12,972                  12,427                  13,076
 6/30/1999         12,765                  12,229                  12,888
 7/31/1999         12,757                  12,221                  12,934
 8/31/1999         12,559                  12,032                  12,830
 9/30/1999         12,469                  11,945                  12,836
10/31/1999         12,318                  11,801                  12,697
11/30/1999         12,419                  11,897                  12,832
12/31/1999         12,277                  11,762                  12,735
 1/31/2000         12,185                  11,674                  12,681
 2/29/2000         12,361                  11,842                  12,828
 3/31/2000         12,624                  12,094                  13,109
 4/30/2000         12,543                  12,016                  13,031
 5/31/2000         12,449                  11,926                  12,964
 6/30/2000         12,777                  12,241                  13,307
 7/31/2000         12,982                  12,437                  13,492
 8/31/2000         13,187                  12,633                  13,700
 9/30/2000         13,116                  12,565                  13,629
10/31/2000         13,247                  12,691                  13,777
11/30/2000         13,340                  12,780                  13,882
12/31/2000         13,715                  13,139                  14,225
 1/31/2001         13,693                  13,118                  14,366
 2/28/2001         13,813                  13,233                  14,411
 3/31/2001         13,947                  13,361                  14,541
 4/30/2001         13,770                  13,192                  14,384
 5/31/2001         13,931                  13,346                  14,539
 6/30/2001         14,053                  13,463                  14,637
 7/31/2001         14,281                  13,681                  14,854
 8/31/2001         14,522                  13,913                  15,099
 9/30/2001         14,487                  13,879                  15,047
10/31/2001         14,638                  14,023                  15,226
11/30/2001         14,523                  13,913                  15,098
12/31/2001         14,380                  13,776                  14,955
 1/31/2002         14,559                  13,948                  15,214
 2/28/2002         14,753                  14,134                  15,398
 3/31/2002         14,446                  13,840                  15,096
 4/30/2002         14,669                  14,053                  15,390
 5/31/2002         14,727                  14,108                  15,484
 6/30/2002         14,881                  14,256                  15,648
 7/31/2002         15,091                  14,457                  15,849
 8/31/2002         15,286                  14,644                  16,039
 9/30/2002         15,634                  14,977                  16,391
10/31/2002         15,315                  14,672                  16,119
11/30/2002         15,247                  14,606                  16,052
12/31/2002         15,579                  14,925                  16,391
 1/31/2003         15,482                  14,831                  16,349
 2/28/2003         15,724                  15,064                  16,578
 3/31/2003         15,740                  15,079                  16,588
 4/30/2003         15,941                  15,271                  16,698
 5/31/2003         16,314                  15,628                  17,088
 6/30/2003         16,199                  15,518                  17,016
 7/31/2003         15,636                  14,979                  16,420
 8/31/2003         15,766                  15,104                  16,543
 9/30/2003         16,159                  15,480                  17,029
10/31/2003         16,115                  15,438                  16,943
11/30/2003         16,320                  15,635                  17,120
12/31/2003         16,438                  15,748                  17,262
 1/31/2004         16,497                  15,804                  17,361
 2/29/2004         16,838                  16,131                  17,622
 3/31/2004         16,763                  16,059                  17,561
 4/30/2004         16,346                  15,659                  17,145
 5/31/2004         16,286                  15,602                  17,083
 6/30/2004         16,361                  15,674                  17,145
 7/31/2004         16,557                  15,862                  17,370
 8/31/2004         16,905                  16,195                  17,718
 9/30/2004         16,996                  16,282                  17,813
10/31/2004         17,149                  16,429                  17,966
11/30/2004         16,981                  16,268                  17,818
12/31/2004         17,273                  16,548                  18,035
 1/31/2005         17,489                  16,755                  18,204
 2/28/2005         17,397                  16,666                  18,143
 3/31/2005         17,242                  16,518                  18,029
 4/30/2005         17,554                  16,816                  18,313
 5/31/2005         17,742                  16,996                  18,443


================================================================================


     Nuveen Louisiana Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                Nuveen Louisiana        Nuveen Louisiana       Lehman Brothers
                    Municipal               Municipal             Municipal
                 Bond Fund (NAV)        Bond Fund (Offer)         Bond Index
                 ---------------        -----------------         ----------
05/31/1995           $10,000                $ 9,580                $10,000
06/30/1995             9,870                  9,455                  9,913
07/31/1995             9,945                  9,527                 10,007
08/31/1995            10,076                  9,653                 10,134
09/30/1995            10,132                  9,706                 10,198
10/31/1995            10,302                  9,869                 10,346
11/30/1995            10,557                 10,114                 10,518
12/31/1995            10,691                 10,242                 10,619
01/31/1996            10,712                 10,262                 10,699
02/29/1996            10,642                 10,195                 10,627
03/31/1996            10,459                 10,020                 10,491
04/30/1996            10,409                  9,972                 10,461
05/31/1996            10,477                 10,037                 10,457
06/30/1996            10,573                 10,129                 10,571
07/31/1996            10,681                 10,232                 10,667
08/31/1996            10,700                 10,251                 10,665
09/30/1996            10,897                 10,439                 10,814
10/31/1996            11,027                 10,563                 10,937
11/30/1996            11,255                 10,782                 11,137
12/31/1996            11,206                 10,736                 11,184
01/31/1997            11,206                 10,736                 11,205
02/28/1997            11,327                 10,852                 11,308
03/31/1997            11,184                 10,714                 11,157
04/30/1997            11,284                 10,810                 11,251
05/31/1997            11,458                 10,977                 11,420
06/30/1997            11,570                 11,084                 11,542
07/31/1997            11,932                 11,431                 11,862
08/31/1997            11,796                 11,301                 11,750
09/30/1997            11,931                 11,430                 11,890
10/31/1997            12,024                 11,519                 11,966
11/30/1997            12,118                 11,609                 12,037
12/31/1997            12,296                 11,779                 12,213
01/31/1998            12,423                 11,901                 12,338
02/28/1998            12,421                 11,900                 12,342
03/31/1998            12,441                 11,919                 12,353
04/30/1998            12,353                 11,834                 12,298
05/31/1998            12,590                 12,061                 12,492
06/30/1998            12,610                 12,081                 12,541
07/31/1998            12,640                 12,110                 12,572
08/31/1998            12,858                 12,318                 12,767
09/30/1998            13,010                 12,463                 12,926
10/31/1998            12,973                 12,428                 12,926
11/30/1998            13,025                 12,478                 12,972
12/31/1998            13,045                 12,497                 13,004
01/31/1999            13,154                 12,602                 13,159
02/28/1999            13,083                 12,534                 13,101
03/31/1999            13,103                 12,552                 13,119
04/30/1999            13,143                 12,591                 13,152
05/31/1999            13,059                 12,511                 13,076
06/30/1999            12,836                 12,297                 12,888
07/31/1999            12,842                 12,303                 12,934
08/31/1999            12,618                 12,088                 12,830
09/30/1999            12,532                 12,005                 12,836
10/31/1999            12,259                 11,744                 12,697
11/30/1999            12,371                 11,852                 12,832
12/31/1999            12,229                 11,716                 12,735
01/31/2000            12,106                 11,597                 12,681
02/29/2000            12,314                 11,797                 12,828
03/31/2000            12,632                 12,101                 13,109
04/30/2000            12,530                 12,004                 13,031
05/31/2000            12,428                 11,906                 12,964
06/30/2000            12,762                 12,226                 13,307
07/31/2000            12,987                 12,442                 13,492
08/31/2000            13,226                 12,670                 13,700
09/30/2000            13,147                 12,595                 13,629
10/31/2000            13,277                 12,719                 13,777
11/30/2000            13,382                 12,820                 13,882
12/31/2000            13,811                 13,231                 14,225
01/31/2001            13,880                 13,297                 14,366
02/28/2001            13,961                 13,375                 14,411
03/31/2001            14,093                 13,501                 14,541
04/30/2001            13,898                 13,314                 14,384
05/31/2001            14,069                 13,478                 14,539
 6/30/2001            14,190                 13,594                 14,637
 7/31/2001            14,426                 13,820                 14,854
 8/31/2001            14,676                 14,060                 15,099
 9/30/2001            14,592                 13,979                 15,047
10/31/2001            14,766                 14,146                 15,226
11/30/2001            14,630                 14,016                 15,098
12/31/2001            14,454                 13,847                 14,955
 1/31/2002            14,696                 14,079                 15,214
 2/28/2002            14,887                 14,262                 15,398
 3/31/2002            14,564                 13,952                 15,096
 4/30/2002            14,782                 14,161                 15,390
 5/31/2002            14,882                 14,257                 15,484
 6/30/2002            15,036                 14,404                 15,648
 7/31/2002            15,243                 14,603                 15,849
 8/31/2002            15,425                 14,777                 16,039
 9/30/2002            15,823                 15,159                 16,391
10/31/2002            15,437                 14,788                 16,119
11/30/2002            15,374                 14,728                 16,052
12/31/2002            15,748                 15,086                 16,391
 1/31/2003            15,602                 14,946                 16,349
 2/28/2003            15,909                 15,241                 16,578
 3/31/2003            15,887                 15,219                 16,588
 4/30/2003            16,030                 15,357                 16,698
 5/31/2003            16,437                 15,746                 17,088
 6/30/2003            16,300                 15,615                 17,016
 7/31/2003            15,587                 14,933                 16,420
 8/31/2003            15,689                 15,030                 16,543
 9/30/2003            16,158                 15,479                 17,029
10/31/2003            16,118                 15,441                 16,943
11/30/2003            16,335                 15,649                 17,120
12/31/2003            16,452                 15,761                 17,262
 1/31/2004            16,555                 15,860                 17,361
 2/29/2004            16,846                 16,139                 17,622
 3/31/2004            16,733                 16,031                 17,561
 4/30/2004            16,301                 15,617                 17,145
 5/31/2004            16,231                 15,550                 17,083
 6/30/2004            16,293                 15,609                 17,145
 7/31/2004            16,516                 15,823                 17,370
 8/31/2004            16,843                 16,136                 17,718
 9/30/2004            16,921                 16,210                 17,813
10/31/2004            17,058                 16,341                 17,966
11/30/2004            16,898                 16,188                 17,818
12/31/2004            17,143                 16,423                 18,035
 1/31/2005            17,326                 16,598                 18,204
 2/28/2005            17,264                 16,539                 18,143
 3/31/2005            17,125                 16,406                 18,029
 4/30/2005            17,427                 16,695                 18,313
 5/31/2005            17,577                 16,839                 18,443


The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 7

     Nuveen North Carolina Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                    Nuveen                  Nuveen                  Lehman
                North Carolina          North Carolina             Brothers
                   Municipal               Municipal              Municipal
                Bond Fund (NAV)        Bond Fund (Offer)          Bond Index
                ---------------        -----------------          ----------

   5/31/95         $10,000                  $ 9,580                $10,000
   6/30/95           9,899                    9,483                  9,913
   7/31/95           9,965                    9,547                 10,007
   8/31/95          10,072                    9,649                 10,134
   9/30/95          10,118                    9,693                 10,198
  10/31/95          10,294                    9,862                 10,346
  11/30/95          10,500                   10,059                 10,518
  12/31/95          10,607                   10,162                 10,619
   1/31/96          10,643                   10,196                 10,699
   2/29/96          10,555                   10,112                 10,627
   3/31/96          10,388                    9,952                 10,491
   4/30/96          10,340                    9,906                 10,461
   5/31/96          10,366                    9,931                 10,457
   6/30/96          10,463                   10,023                 10,571
   7/31/96          10,551                   10,108                 10,667
   8/31/96          10,535                   10,092                 10,665
   9/30/96          10,696                   10,247                 10,814
  10/31/96          10,786                   10,333                 10,937
  11/30/96          10,958                   10,498                 11,137
  12/31/96          10,921                   10,462                 11,184
   1/31/97          10,938                   10,478                 11,205
   2/28/97          11,028                   10,565                 11,308
   3/31/97          10,894                   10,436                 11,157
   4/30/97          10,995                   10,533                 11,251
   5/31/97          11,173                   10,704                 11,420
   6/30/97          11,276                   10,802                 11,542
   7/31/97          11,576                   11,090                 11,862
   8/31/97          11,460                   10,979                 11,750
   9/30/97          11,586                   11,100                 11,890
  10/31/97          11,669                   11,178                 11,966
  11/30/97          11,718                   11,225                 12,037
  12/31/97          11,892                   11,393                 12,213
   1/31/98          11,987                   11,484                 12,338
   2/28/98          11,981                   11,478                 12,342
   3/31/98          12,009                   11,504                 12,353
   4/30/98          11,946                   11,445                 12,298
   5/31/98          12,145                   11,635                 12,492
   6/30/98          12,184                   11,672                 12,541
   7/31/98          12,210                   11,698                 12,572
   8/31/98          12,375                   11,855                 12,767
   9/30/98          12,517                   11,992                 12,926
  10/31/98          12,475                   11,951                 12,926
  11/30/98          12,549                   12,022                 12,972
  12/31/98          12,542                   12,015                 13,004
   1/31/99          12,663                   12,131                 13,159
   2/28/99          12,604                   12,075                 13,101
   3/31/99          12,618                   12,088                 13,119
   4/30/99          12,656                   12,125                 13,152
   5/31/99          12,561                   12,034                 13,076
   6/30/99          12,369                   11,850                 12,888
   7/31/99          12,370                   11,851                 12,934
   8/31/99          12,139                   11,629                 12,830
   9/30/99          12,054                   11,548                 12,836
  10/31/99          11,857                   11,359                 12,697
  11/30/99          11,969                   11,466                 12,832
  12/31/99          11,821                   11,324                 12,735
   1/31/00          11,734                   11,241                 12,681
   2/29/00          11,974                   11,471                 12,828
   3/31/00          12,291                   11,774                 13,109
   4/30/00          12,192                   11,680                 13,031
   5/31/00          12,081                   11,573                 12,964
   6/30/00          12,414                   11,893                 13,307
   7/31/00          12,621                   12,091                 13,492
   8/31/00          12,842                   12,303                 13,700
   9/30/00          12,754                   12,219                 13,629
  10/31/00          12,899                   12,357                 13,777
  11/30/00          13,019                   12,472                 13,882
  12/31/00          13,374                   12,813                 14,225
   1/31/01          13,443                   12,878                 14,366
   2/28/01          13,523                   12,955                 14,411
   3/31/01          13,643                   13,070                 14,541
   4/30/01          13,432                   12,868                 14,384
   5/31/01          13,580                   13,010                 14,539
 6/30/2001          13,702                   13,126                 14,637
 7/31/2001          13,945                   13,359                 14,854
 8/31/2001          14,162                   13,567                 15,099
 9/30/2001          14,069                   13,478                 15,047
10/31/2001          14,206                   13,609                 15,226
11/30/2001          14,084                   13,493                 15,098
12/31/2001          13,962                   13,376                 14,955
 1/31/2002          14,142                   13,548                 15,214
 2/28/2002          14,337                   13,735                 15,398
 3/31/2002          14,047                   13,457                 15,096
 4/30/2002          14,272                   13,672                 15,390
 5/31/2002          14,369                   13,766                 15,484
 6/30/2002          14,496                   13,887                 15,648
 7/31/2002          14,707                   14,089                 15,849
 8/31/2002          14,918                   14,291                 16,039
 9/30/2002          15,271                   14,630                 16,391
10/31/2002          14,957                   14,328                 16,119
11/30/2002          14,911                   14,285                 16,052
12/31/2002          15,241                   14,601                 16,391
 1/31/2003          15,166                   14,529                 16,349
 2/28/2003          15,466                   14,817                 16,578
 3/31/2003          15,464                   14,814                 16,588
 4/30/2003          15,592                   14,937                 16,698
 5/31/2003          15,925                   15,256                 17,088
 6/30/2003          15,819                   15,155                 17,016
 7/31/2003          15,242                   14,602                 16,420
 8/31/2003          15,387                   14,741                 16,543
 9/30/2003          15,784                   15,121                 17,029
10/31/2003          15,737                   15,076                 16,943
11/30/2003          15,943                   15,274                 17,120
12/31/2003          16,060                   15,386                 17,262
 1/31/2004          16,117                   15,440                 17,361
 2/29/2004          16,371                   15,683                 17,622
 3/31/2004          16,322                   15,637                 17,561
 4/30/2004          15,939                   15,270                 17,145
 5/31/2004          15,875                   15,209                 17,083
 6/30/2004          15,948                   15,278                 17,145
 7/31/2004          16,130                   15,453                 17,370
 8/31/2004          16,419                   15,729                 17,718
 9/30/2004          16,508                   15,814                 17,813
10/31/2004          16,626                   15,928                 17,966
11/30/2004          16,497                   15,804                 17,818
12/31/2004          16,714                   16,012                 18,035
 1/31/2005          16,898                   16,189                 18,204
 2/28/2005          16,815                   16,109                 18,143
 3/31/2005          16,699                   15,998                 18,029
 4/30/2005          16,965                   16,252                 18,313
 5/31/2005          17,119                   16,400                 18,443


================================================================================


     Nuveen Tennessee Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                 Nuveen Tennessee      Nuveen Tennessee        Lehman Brothers
                    Municipal              Municipal               Municipal
                  Bond Fund (NAV)      Bond Fund (Offer)          Bond Index
                  ---------------      -----------------          ----------
 5/31/1995          $10,000                $ 9,580                  $10,000
 6/30/1995            9,917                  9,500                    9,913
 7/31/1995            9,981                  9,562                   10,007
 8/31/1995           10,073                  9,650                   10,134
 9/30/1995           10,119                  9,694                   10,198
10/31/1995           10,267                  9,836                   10,346
11/30/1995           10,452                 10,013                   10,518
12/31/1995           10,583                 10,138                   10,619
 1/31/1996           10,620                 10,174                   10,699
 2/29/1996           10,551                 10,108                   10,627
 3/31/1996           10,399                  9,962                   10,491
 4/30/1996           10,359                  9,924                   10,461
 5/31/1996           10,378                  9,942                   10,457
 6/30/1996           10,482                 10,042                   10,571
 7/31/1996           10,577                 10,133                   10,667
 8/31/1996           10,567                 10,123                   10,665
 9/30/1996           10,720                 10,270                   10,814
10/31/1996           10,817                 10,363                   10,937
11/30/1996           10,992                 10,530                   11,137
12/31/1996           10,952                 10,492                   11,184
 1/31/1997           10,962                 10,501                   11,205
 2/28/1997           11,060                 10,596                   11,308
 3/31/1997           10,940                 10,480                   11,157
 4/30/1997           11,029                 10,565                   11,251
 5/31/1997           11,179                 10,709                   11,420
 6/30/1997           11,299                 10,825                   11,542
 7/31/1997           11,613                 11,126                   11,862
 8/31/1997           11,501                 11,018                   11,750
 9/30/1997           11,633                 11,144                   11,890
10/31/1997           11,725                 11,232                   11,966
11/30/1997           11,796                 11,301                   12,037
12/31/1997           11,951                 11,449                   12,213
 1/31/1998           12,042                 11,536                   12,338
 2/28/1998           12,039                 11,534                   12,342
 3/31/1998           12,068                 11,561                   12,353
 4/30/1998           11,980                 11,477                   12,298
 5/31/1998           12,189                 11,677                   12,492
 6/30/1998           12,207                 11,694                   12,541
 7/31/1998           12,236                 11,722                   12,572
 8/31/1998           12,415                 11,893                   12,767
 9/30/1998           12,584                 12,055                   12,926
10/31/1998           12,547                 12,020                   12,926
11/30/1998           12,619                 12,089                   12,972
12/31/1998           12,615                 12,085                   13,004
 1/31/1999           12,742                 12,207                   13,159
 2/28/1999           12,672                 12,140                   13,101
 3/31/1999           12,668                 12,136                   13,119
 4/30/1999           12,708                 12,174                   13,152
 5/31/1999           12,614                 12,084                   13,076
 6/30/1999           12,385                 11,865                   12,888
 7/31/1999           12,392                 11,871                   12,934
 8/31/1999           12,207                 11,694                   12,830
 9/30/1999           12,157                 11,646                   12,836
10/31/1999           11,993                 11,489                   12,697
11/30/1999           12,102                 11,594                   12,832
12/31/1999           11,982                 11,479                   12,735
 1/31/2000           11,851                 11,353                   12,681
 2/29/2000           12,054                 11,548                   12,828
 3/31/2000           12,328                 11,810                   13,109
 4/30/2000           12,265                 11,750                   13,031
 5/31/2000           12,155                 11,644                   12,964
 6/30/2000           12,432                 11,910                   13,307
 7/31/2000           12,604                 12,075                   13,492
 8/31/2000           12,777                 12,240                   13,700
 9/30/2000           12,736                 12,201                   13,629
10/31/2000           12,862                 12,322                   13,777
11/30/2000           12,940                 12,397                   13,882
12/31/2000           13,248                 12,692                   14,225
 1/31/2001           13,352                 12,791                   14,366
 2/28/2001           13,456                 12,891                   14,411
 3/31/2001           13,548                 12,979                   14,541
 4/30/2001           13,383                 12,821                   14,384
 5/31/2001           13,513                 12,946                   14,539
 6/30/2001           13,620                 13,048                   14,637
 7/31/2001           13,851                 13,269                   14,854
 8/31/2001           14,083                 13,491                   15,099
 9/30/2001           14,040                 13,450                   15,047
10/31/2001           14,161                 13,566                   15,226
11/30/2001           14,067                 13,476                   15,098
12/31/2001           13,936                 13,350                   14,955
 1/31/2002           14,121                 13,528                   15,214
 2/28/2002           14,308                 13,707                   15,398
 3/31/2002           14,020                 13,432                   15,096
 4/30/2002           14,260                 13,661                   15,390
 5/31/2002           14,371                 13,768                   15,484
 6/30/2002           14,509                 13,900                   15,648
 7/31/2002           14,765                 14,145                   15,849
 8/31/2002           14,956                 14,328                   16,039
 9/30/2002           15,267                 14,625                   16,391
10/31/2002           14,958                 14,329                   16,119
11/30/2002           14,924                 14,297                   16,052
12/31/2002           15,218                 14,579                   16,391
 1/31/2003           15,171                 14,534                   16,349
 2/28/2003           15,432                 14,784                   16,578
 3/31/2003           15,452                 14,803                   16,588
 4/30/2003           15,606                 14,951                   16,698
 5/31/2003           15,966                 15,295                   17,088
 6/30/2003           15,822                 15,157                   17,016
 7/31/2003           15,226                 14,586                   16,420
 8/31/2003           15,369                 14,724                   16,543
 9/30/2003           15,803                 15,139                   17,029
10/31/2003           15,740                 15,079                   16,943
11/30/2003           15,952                 15,282                   17,120
12/31/2003           16,086                 15,411                   17,262
 1/31/2004           16,159                 15,480                   17,361
 2/29/2004           16,485                 15,793                   17,622
 3/31/2004           16,389                 15,701                   17,561
 4/30/2004           15,953                 15,283                   17,145
 5/31/2004           15,913                 15,245                   17,083
 6/30/2004           15,974                 15,303                   17,145
 7/31/2004           16,191                 15,511                   17,370
 8/31/2004           16,508                 15,815                   17,718
 9/30/2004           16,611                 15,913                   17,813
10/31/2004           16,757                 16,053                   17,966
11/30/2004           16,584                 15,888                   17,818
12/31/2004           16,840                 16,132                   18,035
 1/31/2005           17,003                 16,289                   18,204
 2/28/2005           16,932                 16,221                   18,143
 3/31/2005           16,800                 16,094                   18,029
 4/30/2005           17,083                 16,366                   18,313
 5/31/2005           17,217                 16,494                   18,443




The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 8

  Fund Spotlight as of 5/31/05                Nuveen Georgia Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $11.31   $11.34   $11.28   $11.29
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0400  $0.0330  $0.0350  $0.0420
         --------------------------------------------------------------
         Inception Date              3/27/86  2/18/97  1/04/94  2/14/97
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           8.92%  4.31%
                 ---------------------------------------------
                 5-Year                           7.34%  6.42%
                 ---------------------------------------------
                 10-Year                          5.90%  5.44%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           8.19%  4.19%
                 ---------------------------------------------
                 5-Year                           6.56%  6.41%
                 ---------------------------------------------
                 10-Year                          5.32%  5.32%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           8.36%
                 ---------------------------------------------
                 5-Year                           6.75%
                 ---------------------------------------------
                 10-Year                          5.32%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           9.24%
                 ---------------------------------------------
                 5-Year                           7.56%
                 ---------------------------------------------
                 10-Year                          6.05%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                4.24%  4.06%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              3.40%  3.25%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    5.04%  4.81%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.49%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.65%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      3.93%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.72%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.85%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.22%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.46%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.60%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      5.33%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            9.00%        4.38%
                            ------------------------------------------
                            5-Year            6.90%        5.98%
                            ------------------------------------------
                            10-Year           6.07%        5.62%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            8.26%        4.26%
                            ------------------------------------------
                            5-Year            6.12%        5.96%
                            ------------------------------------------
                            10-Year           5.50%        5.50%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            8.54%
                            ------------------------------------------
                            5-Year            6.32%
                            ------------------------------------------
                            10-Year           5.50%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            9.32%
                            ------------------------------------------
                            5-Year            7.11%
                            ------------------------------------------
                            10-Year           6.23%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $162,875
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.69
           ---------------------------------------------------------
           Average Duration                                     5.76
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2005.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.

                             Annual Report  Page 9

  Fund Spotlight as of 5/31/05                Nuveen Georgia Municipal Bond Fund

================================================================================


Bond Credit Quality/1/


         [CHART]

AAA/U.S. Guaranteed      66.0%
AA                       13.6%
A                         8.7%
BBB                       7.5%
BB or Lower               2.8%
NR                        1.4%
Sectors/1/

                    Healthcare                        23.5%
                    ---------------------------------------
                    Water and Sewer                   18.9%
                    ---------------------------------------
                    U.S. Guaranteed                   11.4%
                    ---------------------------------------
                    Education and Civic Organizations 10.9%
                    ---------------------------------------
                    Utilities                         10.4%
                    ---------------------------------------
                    Housing/Multifamily                6.9%
                    ---------------------------------------
                    Tax Obligation/Limited             5.3%
                    ---------------------------------------
                    Other                             12.7%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/05)     $1,044.70 $1,040.70 $1,041.10 $1,045.80 $1,020.69 $1,017.00 $1,018.00 $1,021.64
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.33 $    8.09 $    7.07 $    3.37 $    4.28 $    8.00 $    6.99 $    3.33
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .85%, 1.59%, 1.39% and .66% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 10

  Fund Spotlight as of 5/31/05              Nuveen Louisiana Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $11.52   $11.51   $11.49   $11.58
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0390  $0.0320  $0.0340  $0.0410
         --------------------------------------------------------------
         Latest Ordinary Income
          Distribution/2/            $0.0013  $0.0013  $0.0013  $0.0013
         --------------------------------------------------------------
         Inception Date              9/12/89  2/06/97  2/02/94  2/25/97
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           8.28%  3.70%
                 ---------------------------------------------
                 5-Year                           7.18%  6.26%
                 ---------------------------------------------
                 10-Year                          5.80%  5.35%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           7.49%  3.49%
                 ---------------------------------------------
                 5-Year                           6.38%  6.22%
                 ---------------------------------------------
                 10-Year                          5.22%  5.22%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           7.73%
                 ---------------------------------------------
                 5-Year                           6.58%
                 ---------------------------------------------
                 10-Year                          5.22%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           8.56%
                 ---------------------------------------------
                 5-Year                           7.50%
                 ---------------------------------------------
                 10-Year                          6.03%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.06%  3.89%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.62%  3.47%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.25%  5.03%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.34%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.88%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.17%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.55%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.08%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.46%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.25%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.82%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.54%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            8.52%        3.93%
                            ------------------------------------------
                            5-Year            6.74%        5.83%
                            ------------------------------------------
                            10-Year           6.01%        5.55%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            7.63%        3.63%
                            ------------------------------------------
                            5-Year            5.94%        5.78%
                            ------------------------------------------
                            10-Year           5.42%        5.42%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            7.87%
                            ------------------------------------------
                            5-Year            6.14%
                            ------------------------------------------
                            10-Year           5.42%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            8.70%
                            ------------------------------------------
                            5-Year            7.06%
                            ------------------------------------------
                            10-Year           6.23%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $118,695
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    17.84
           ---------------------------------------------------------
           Average Duration                                     5.96
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2005.
2Paid December 3, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31%.

                            Annual Report  Page 11

  Fund Spotlight as of 5/31/05              Nuveen Louisiana Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed      78.4%
AA                        3.1%
A                         4.2%
BBB                      14.3%
Sectors/1/

                    Tax Obligation/Limited            23.8%
                    ---------------------------------------
                    Tax Obligation/General            19.1%
                    ---------------------------------------
                    Healthcare                        12.4%
                    ---------------------------------------
                    Utilities                         10.0%
                    ---------------------------------------
                    Education and Civic Organizations  8.8%
                    ---------------------------------------
                    Housing/Single Family              6.9%
                    ---------------------------------------
                    U.S. Guaranteed                    6.0%
                    ---------------------------------------
                    Other                             13.0%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/05)     $1,040.30 $1,036.50 $1,036.70 $1,041.10 $1,020.74 $1,017.05 $1,018.05 $1,021.74
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.27 $    8.02 $    7.01 $    3.26 $    4.23 $    7.95 $    6.94 $    3.23
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .84%, 1.58%, 1.38% and .64% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 12

  Fund Spotlight as of 5/31/05         Nuveen North Carolina Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.72   $10.73   $10.71   $10.74
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0370  $0.0300  $0.0320  $0.0385
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0023  $0.0023  $0.0023  $0.0023
      --------------------------------------------------------------------
      Inception Date                    3/27/86  2/25/97 10/04/93  2/05/97
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           7.83%  3.35%
                 ---------------------------------------------
                 5-Year                           7.22%  6.30%
                 ---------------------------------------------
                 10-Year                          5.53%  5.07%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           7.00%  3.00%
                 ---------------------------------------------
                 5-Year                           6.39%  6.24%
                 ---------------------------------------------
                 10-Year                          4.95%  4.95%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           7.23%
                 ---------------------------------------------
                 5-Year                           6.62%
                 ---------------------------------------------
                 10-Year                          4.94%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           8.11%
                 ---------------------------------------------
                 5-Year                           7.42%
                 ---------------------------------------------
                 10-Year                          5.70%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.14%  3.97%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.19%  3.06%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    4.83%  4.64%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.36%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.45%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.71%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.59%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.65%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.02%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.30%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.39%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.14%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            7.91%        3.33%
                            ------------------------------------------
                            5-Year            6.75%        5.83%
                            ------------------------------------------
                            10-Year           5.69%        5.24%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            7.17%        3.17%
                            ------------------------------------------
                            5-Year            5.97%        5.81%
                            ------------------------------------------
                            10-Year           5.11%        5.11%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            7.41%
                            ------------------------------------------
                            5-Year            6.19%
                            ------------------------------------------
                            10-Year           5.11%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            8.18%
                            ------------------------------------------
                            5-Year            6.97%
                            ------------------------------------------
                            10-Year           5.86%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $226,549
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.54
           ---------------------------------------------------------
           Average Duration                                     5.19
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2005.
2Paid December 3, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34%.

                            Annual Report  Page 13

  Fund Spotlight as of 5/31/05         Nuveen North Carolina Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed      45.5%
AA                       39.4%
A                         7.6%
BBB                       7.0%
NR                        0.5%
Sectors/1/

                    Tax Obligation/Limited            26.0%
                    ---------------------------------------
                    Healthcare                        12.6%
                    ---------------------------------------
                    Utilities                         11.7%
                    ---------------------------------------
                    Education and Civic Organizations 11.4%
                    ---------------------------------------
                    Housing/Single Family             11.0%
                    ---------------------------------------
                    Transportation                     7.7%
                    ---------------------------------------
                    U.S. Guaranteed                    6.3%
                    ---------------------------------------
                    Water and Sewer                    5.5%
                    ---------------------------------------
                    Other                              7.8%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/05)     $1,037.70 $1,032.60 $1,033.80 $1,038.50 $1,020.74 $1,017.10 $1,018.05 $1,021.74
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.27 $    7.96 $    7.00 $    3.25 $    4.23 $    7.90 $    6.94 $    3.23
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .84%, 1.57%, 1.38% and .64% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 14

  Fund Spotlight as of 5/31/05              Nuveen Tennessee Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $11.53   $11.54   $11.53   $11.53
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0390  $0.0320  $0.0340  $0.0410
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0232  $0.0232  $0.0232  $0.0232
      --------------------------------------------------------------------
      Inception Date                   11/02/87  2/25/97 10/04/93  2/06/97
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           8.18%  3.62%
                 ---------------------------------------------
                 5-Year                           7.21%  6.30%
                 ---------------------------------------------
                 10-Year                          5.58%  5.13%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           7.38%  3.38%
                 ---------------------------------------------
                 5-Year                           6.41%  6.26%
                 ---------------------------------------------
                 10-Year                          4.99%  4.99%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           7.61%
                 ---------------------------------------------
                 5-Year                           6.63%
                 ---------------------------------------------
                 10-Year                          5.00%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           8.39%
                 ---------------------------------------------
                 5-Year                           7.42%
                 ---------------------------------------------
                 10-Year                          5.74%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.06%  3.89%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.44%  3.30%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.10%  4.89%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.33%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.70%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.00%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.54%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.91%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.31%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.27%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.66%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.42%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            8.41%        3.85%
                            ------------------------------------------
                            5-Year            6.85%        5.94%
                            ------------------------------------------
                            10-Year           5.73%        5.27%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            7.61%        3.61%
                            ------------------------------------------
                            5-Year            6.08%        5.92%
                            ------------------------------------------
                            10-Year           5.15%        5.15%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            7.75%
                            ------------------------------------------
                            5-Year            6.28%
                            ------------------------------------------
                            10-Year           5.14%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            8.53%
                            ------------------------------------------
                            5-Year            7.07%
                            ------------------------------------------
                            10-Year           5.89%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $344,748
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.95
           ---------------------------------------------------------
           Average Duration                                     5.30
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2005.
2Paid December 3, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.

                            Annual Report  Page 15

  Fund Spotlight as of 5/31/05              Nuveen Tennessee Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed      56.7%
AA                       27.3%
A                         1.3%
BBB                      12.0%
NR                        2.7%
Sectors/1/

                          Healthcare             16.5%
                          ----------------------------
                          Tax Obligation/General 16.5%
                          ----------------------------
                          U.S. Guaranteed        13.5%
                          ----------------------------
                          Utilities              11.6%
                          ----------------------------
                          Tax Obligation/Limited  7.5%
                          ----------------------------
                          Water and Sewer         6.7%
                          ----------------------------
                          Housing/Single Family   6.5%
                          ----------------------------
                          Housing/Multifamily     4.6%
                          ----------------------------
                          Materials               4.5%
                          ----------------------------
                          Other                  12.1%
                          ----------------------------

1As a percentage of total holdings as of May 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/05)     $1,038.00 $1,035.00 $1,035.30 $1,043.40 $1,020.79 $1,017.10 $1,018.10 $1,021.74
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.22 $    7.97 $    6.95 $    3.26 $    4.18 $    7.90 $    6.89 $    3.23
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .83%, 1.57%, 1.37% and .64% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 16

Portfolio of Investments
NUVEEN GEORGIA MUNICIPAL BOND FUND
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.3%

   $   2,000 Cartersville Development Authority, Georgia, Water and        5/07 at 101.00        A+ $      2,086,120
              Wastewater Facilities Revenue Refunding Bonds, Anheuser
              Busch Companies Inc., Series 1997, 6.125%, 5/01/27
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 10.7%

             Bulloch County Development Authority, Georgia, Student
             Housing and Athletic Facility Lease Revenue Bonds, Georgia
             Southern University, Series 2004:
       1,625  5.250%, 8/01/22 - XLCA Insured                               8/14 at 100.00       Aaa        1,776,239
       1,700  5.250%, 8/01/23 - XLCA Insured                               8/14 at 100.00       Aaa        1,856,859

       1,400 Carrollton Payroll Development Authority, Georgia, Student    9/14 at 100.00       Aaa        1,495,550
              Housing Revenue Bonds, University of West Georgia, Series
              2004A, 5.000%, 9/01/21 - XLCA Insured

       1,235 Carrollton Payroll Development Authority, Georgia, Revenue    8/14 at 100.00       AAA        1,353,918
              Anticipation Certificates, University of West Georgia,
              Campus Center Project, Series 2004, 5.250%, 8/01/23 - MBIA
              Insured

       5,000 Fulton County Development Authority, Georgia, Revenue         9/11 at 102.00       AAA        5,458,200
              Bonds, Georgia State University - TUFF/ Atlanta Housing
              LLC, Series 2001A, 5.250%, 9/01/32 - AMBAC Insured

       3,000 Fulton County Development Authority, Georgia, Revenue         4/12 at 100.00       AAA        3,166,650
              Bonds, Georgia Tech Athletic Association, Series 2001,
              5.125%, 10/01/32 - AMBAC Insured

       1,835 Fulton County Development Authority, Georgia, Revenue         5/14 at 100.00       AAA        2,044,135
              Bonds, Georgia Tech Molecular Science Building, Series
              2004, 5.250%, 5/01/17 - MBIA Insured

         270 Private Colleges and Universities Authority, Georgia,         6/05 at 101.00       AAA          273,445
              Revenue Bonds, Spelman College, Series 1994,
              6.200%, 6/01/14 - FGIC Insured
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 23.2%

       3,150 Baldwin County Hospital Authority, Georgia, Revenue Bonds,   12/08 at 102.00       BB+        2,845,049
              Oconee Regional Medical Center, Series 1998,
              5.375%, 12/01/28

       4,200 Chatham County Hospital Authority, Savannah, Georgia,         7/11 at 101.00        A-        4,616,220
              Hospital Revenue Improvement Bonds, Memorial Health
              University Medical Center Inc., Series 2001A, 6.125%,
              1/01/24

       6,000 Clarke County Hospital Authority, Georgia, Hospital Revenue   1/09 at 101.00       AAA        6,363,900
              Certificates, Athens Regional Medical Center Project,
              Series 1999, 5.250%, 1/01/29 - MBIA Insured

       1,885 Coffee County Hospital Authority, Georgia, Revenue Bonds,     1/14 at 100.00      BBB+        1,982,530
              Coffee County Regional Medical Center, Series 2004,
              5.000%, 12/01/16

       1,000 Gainesville and Hall County Hospital Authority, Georgia,     10/05 at 102.00       AAA        1,029,360
              Revenue Anticipation Certificates, Northeast Georgia
              Health Services Inc., Series 1995, 6.000%, 10/01/20 - MBIA
              Insured

       3,000 Gainesville and Hall County Hospital Authority, Georgia,      5/11 at 100.00        A-        3,132,990
              Revenue Anticipation Certificates, Northeast Georgia
              Health Services Inc., Series 2001, 5.500%, 5/15/31

       7,150 Gwinnett County Hospital Authority, Georgia, Revenue          2/12 at 102.00       AAA        7,765,687
              Anticipation Certificates, Gwinnett Hospital System Inc.
              Project, Series 1997B, 5.300%, 9/01/27 - MBIA Insured

       1,625 Henry County Hospital Authority, Georgia, Revenue             7/14 at 101.00       Aaa        1,755,813
              Certificates, Henry Medical Center, Series 2004, 5.000%,
              7/01/21 - MBIA Insured

       2,240 Richmond County Development Authority, Georgia, Revenue      12/14 at 100.00       AAA        2,398,704
              Bonds, Medical College of Georgia, Cancer Research Center
              Project, Series 2004A, 5.000%, 12/15/24 - AMBAC Insured

       2,250 Royston Hospital Authority, Georgia, Revenue Anticipation     7/09 at 102.00       N/R        2,268,900
              Certificates, Ty Cobb Healthcare System Inc., Series 1999,
              6.500%, 7/01/27

       3,250 Savannah Hospital Authority, Georgia, Revenue Bonds, St.      1/14 at 100.00        AA        3,493,685
              Joseph's/Candler Health System, Series 2003,
              5.250%, 7/01/23 - RAAI Insured
--------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 6.7%

       1,840 Augusta Housing Authority, Georgia, FHA-Insured Mortgage     11/05 at 102.00       Aa2        1,878,787
              Revenue Refunding Bonds, River Glen Apartments Section 8
              Assisted Project, Series 1995A, 6.500%, 5/01/27

       1,480 Clayton County Housing Authority, Georgia, GNMA Multifamily  10/11 at 103.00       Aaa        1,563,191
              Housing Revenue Bonds, Vineyard Pointe Project, Series
              2001A, 5.500%, 10/20/32

       2,245 DeKalb County Housing Authority, Georgia, Multifamily        12/11 at 100.00       AAA        2,338,190
              Housing Revenue Bonds, Green of Stonecrest Apartments,
              Series 2001A-1, 5.550%, 12/01/34 (Alternative Minimum Tax)
              - AMBAC Insured

----
17

Portfolio of Investments
NUVEEN GEORGIA MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

   $   4,715 Lawrenceville Housing Authority, Georgia, FNMA Multifamily      No Opt. Call       AAA $      5,213,517
              Housing Revenue Bonds, Knollwood Park Apartments, Series
              1997, 6.250%, 12/01/29 (Alternative Minimum Tax)
              (Mandatory put 6/01/15)
--------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.5%

             Fulton County Housing Authority, Georgia, GNMA
             Mortgage-Backed Securities Program Single Family Mortgage
             Revenue Refunding Bonds, Series 1996A:
         100  6.125%, 9/01/18 (Alternative Minimum Tax)                    9/06 at 102.00       AAA          101,622
         150  6.200%, 9/01/27 (Alternative Minimum Tax)                    9/06 at 102.00       AAA          155,264

       3,915 Georgia Housing and Finance Authority, Single Family         12/10 at 100.00       AAA        4,062,321
              Mortgage Resolution 1 Bonds, Series 2001A-2,
              5.700%, 12/01/31 (Alternative Minimum Tax)

       1,325 Georgia Housing and Finance Authority, Single Family         12/11 at 100.00       AAA        1,380,359
              Mortgage Bonds, Series 2002B-2, 5.350%, 12/01/22
              (Alternative Minimum Tax)

          55 Georgia Residential Finance Authority, FHA-Insured or         6/05 at 100.00       AA+           55,135
              VA-Guaranteed Single Family Mortgage Loans, Series 1988B,
              8.000%, 12/01/16
--------------------------------------------------------------------------------------------------------------------
             Materials - 3.6%

       1,500 Effingham County Industrial Development Authority, Georgia,   6/11 at 101.00       BB+        1,590,480
              Pollution Control Revenue Refunding Bonds, Georgia-Pacific
              Project, Series 2001, 6.500%, 6/01/31

       2,000 Richmond County Development Authority, Georgia,               2/12 at 101.00       BBB        2,112,620
              Environmental Improvement Revenue Refunding Bonds,
              International Paper Company, Series 2002A, 6.000%, 2/01/25
              (Alternative Minimum Tax)

       1,000 Savannah Economic Development Authority, Georgia, Pollution     No Opt. Call      Baa2        1,148,730
              Control Revenue Bonds, Union Camp Corporation, Series
              1995, 6.150%, 3/01/17

       1,000 Wayne County Development Authority, Georgia, Pollution       11/05 at 100.00       Baa        1,000,520
              Control Revenue Refunding Bonds, ITT Rayonier Inc., Series
              1993, 6.100%, 11/01/07
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 3.4%

       3,630 Georgia, General Obligation Bonds, Series 2002D,              8/12 at 100.00       AAA        3,949,513
              5.000%, 8/01/18

       1,500 Puerto Rico, General Obligation and Public Improvement        7/14 at 100.00       BBB        1,624,935
              Bonds, Series 2004A, 5.250%, 7/01/23
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 5.2%

         505 Burke County Development Authority, Georgia, Industrial       8/05 at 100.00        A3          506,737
              Development Revenue Bonds, Georgia Safe Corporation
              Project, Series 1991, 7.500%, 2/01/11 (Alternative Minimum
              Tax)

         960 Cobb-Marietta Coliseum and Exhibit Hall Authority, Cobb       1/14 at 100.00       AAA        1,035,283
              County, Georgia, Revenue Bonds, Performing Arts Center,
              Series 2004, 5.000%, 1/01/22

       1,605 Macon-Bibb County Urban Development Authority, Georgia,       8/12 at 101.00        AA        1,733,336
              Revenue Bonds, City of Macon Projects, Series 2002A,
              5.000%, 8/01/17

       2,765 Metropolitan Atlanta Rapid Transit Authority, Georgia,          No Opt. Call        AA        3,349,051
              Sales Tax Revenue Refunding Bonds, Series 1992N,
              6.250%, 7/01/18

         500 Metropolitan Atlanta Rapid Transit Authority, Georgia,          No Opt. Call       AAA          611,565
              Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%,
              7/01/20 - AMBAC Insured

       1,000 Puerto Rico, Highway Revenue Bonds, Highway and                 No Opt. Call       AAA        1,235,040
              Transportation Authority, Series 1996Z, 6.000%, 7/01/18 -
              FSA Insured
--------------------------------------------------------------------------------------------------------------------
             Transportation - 0.6%

       1,000 Atlanta, Georgia, Airport Facilities Revenue Refunding        1/07 at 101.00       AAA        1,040,490
              Bonds, Series 1996, 5.250%, 1/01/10 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** - 11.2%

       1,015 Atlanta, Georgia, Water and Wastewater Revenue Bonds,         5/09 at 101.00       AAA        1,098,809
              Series 1999A, 5.000%, 11/01/38 (Pre- refunded to 5/01/09)
              - FGIC Insured

         505 Cherokee County Water and Sewerage Authority, Georgia,          No Opt. Call       AAA          578,568
              Revenue Bonds, Series 1985, 9.750%, 8/01/09 - MBIA Insured

----
18

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** (continued)

   $   1,000 Coffee County Hospital Authority, Georgia, Revenue           12/06 at 102.00       AAA $      1,069,250
              Anticipation Certificates, Coffee Regional Medical Center
              Inc., Series 1997A, 6.750%, 12/01/16 (Pre-refunded to
              12/01/06)

       4,000 Fulton County Housing Authority, Georgia, Multifamily         7/08 at 100.00       AAA        4,368,080
              Housing Revenue Bonds, Concorde Place Apartments Project,
              Series 1996A, 6.375%, 1/01/27 (Alternative Minimum Tax)
              (Pre-refunded to 7/01/08)

       1,000 Private Colleges and University Facilities Authority,           No Opt. Call       AAA        1,221,560
              Georgia, Revenue Bonds, Mercer University, Series 1991,
              6.500%, 11/01/15 - MBIA Insured

       6,000 Rockdale County Water and Sewerage Authority, Georgia,        1/10 at 101.00       AAA        6,645,900
              Revenue Bonds, Series 1999A, 5.375%, 7/01/29 (Pre-refunded to 1/01/10) - MBIA Insured

       3,000 Upper Oconee Basin Water Authority, Georgia, Revenue Bonds,   7/08 at 102.00       AAA        3,259,020
              Series 1997, 5.250%, 7/01/27 (Pre- refunded to 7/01/08) -
              FGIC Insured
--------------------------------------------------------------------------------------------------------------------
             Utilities - 10.2%

         465 Camden County Solid Waste Management Authority, Georgia,      3/12 at 100.00       Aaa          492,947
              Revenue Bonds, Series 2002, 5.000%, 3/01/21 - MBIA Insured

       3,750 Coweta County Development Authority, Georgia, Revenue         1/13 at 100.00       Aaa        4,120,763
              Bonds, Newnan Water and Sewer, and Light Commission
              Project, Series 2002, 5.250%, 1/01/22 - FGIC Insured

       2,110 Fairburn, Georgia, Combined Utility Revenue Bonds, Series    10/10 at 101.00       BBB        2,261,203
              2000, 5.750%, 10/01/20

       1,500 Georgia Municipal Electric Authority, General Power Revenue   1/15 at 100.00        A+        1,817,160
              Bonds, Series 1992B, 6.375%, 1/01/16

       1,000 Georgia Municipal Electric Authority, General Power Revenue   1/10 at 100.00       AAA        1,104,160
              Bonds, Series 1993Z, 5.500%, 1/01/12 - FSA Insured

             Monroe County Development Authority, Georgia, Pollution
             Control Revenue Bonds, Oglethorpe Power Corporation -
             Scherer Plant, Series 1992A:
         500  6.750%, 1/01/10                                                No Opt. Call         A          569,720
       1,000  6.800%, 1/01/12                                                No Opt. Call         A        1,183,150

       3,000 Municipal Electric Authority of Georgia, Project One          1/13 at 100.00       AAA        3,240,090
              Subordinated Lien Revenue Bonds, Series 2003A,
              5.000%, 1/01/22 - MBIA Insured

       1,675 Summerville, Georgia, Combined Public Utility System          1/12 at 101.00      Baa3        1,802,116
              Revenue Refunding and Improvement Bonds, Series 2002,
              5.750%, 1/01/22
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 18.6%

       7,000 Atlanta, Georgia, Water and Wastewater Revenue Bonds,           No Opt. Call       AAA        8,302,980
              Series 1999A, 5.500%, 11/01/22 - FGIC Insured

       2,185 Augusta, Georgia, Water and Sewerage Revenue Bonds, Series   10/12 at 100.00       AAA        2,436,625
              2002, 5.375%, 10/01/19 - FSA Insured

             Brunswick, Georgia, Water and Sewerage Revenue Refunding
             and Improvement Bonds, Series 1992:
         500  6.000%, 10/01/11 - MBIA Insured                                No Opt. Call       AAA          558,835
         400  6.100%, 10/01/19 - MBIA Insured                                No Opt. Call       AAA          493,956

             Columbia County, Georgia, Water and Sewerage Revenue Bonds,
             Series 2004:
       1,000  5.000%, 6/01/20 - FSA Insured                                6/14 at 100.00       AAA        1,085,590
       1,000  5.000%, 6/01/22 - FSA Insured                                6/14 at 100.00       AAA        1,078,490

       1,500 Coweta County Water and Sewer Authority, Georgia, Revenue     6/11 at 102.00       Aaa        1,635,420
              Bonds, Series 2001, 5.250%, 6/01/26 - AMBAC Insured

       2,750 DeKalb County, Georgia, Water and Sewerage Revenue Bonds,    10/10 at 101.00        AA        2,984,795
              Series 2000, 5.375%, 10/01/35

       2,500 DeKalb County, Georgia, Water and Sewerage Revenue Bonds,    10/13 at 100.00        AA        2,674,650
              Series 2003A, 5.000%, 10/01/23

       1,175 Fayette County, Georgia, Water Revenue Bonds, Series 2002,   10/12 at 100.00       AAA        1,255,131
              5.000%, 10/01/20 - FSA Insured

         970 Fulton County, Georgia, Water and Sewerage Revenue Bonds,     1/14 at 100.00       AAA        1,043,138
              Series 2004, 5.000%, 1/01/22 - FGIC Insured

----
19

Portfolio of Investments
NUVEEN GEORGIA MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

   $   5,000 Macon Water Authority, Georgia, Water and Sewer Revenue      10/11 at 101.00       AA- $      5,563,800
              Bonds, Series 2001B, 5.375%, 10/01/18

       1,000 Midgeville, Georgia, Water and Sewerage Revenue Refunding       No Opt. Call       AAA        1,190,660
              Bonds, Series 1996, 6.000%, 12/01/16 - FSA Insured
--------------------------------------------------------------------------------------------------------------------
   $ 147,105 Total Long-Term Investments (cost $148,745,146) - 98.2%                                     159,987,206
--------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.8%                                                          2,888,273
             ------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $    162,875,479
             ------------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.
           N/RInvestment is not rated.

                                See accompanying notes to financial statements.

----
20

Portfolio of Investments
NUVEEN LOUISIANA MUNICIPAL BOND FUND
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 3.6%

             Tobacco Settlement Financing Corporation, Louisiana,
             Tobacco Settlement Asset-Backed Bonds, Series 2001B:
   $   3,235  5.500%, 5/15/30                                              5/11 at 101.00       BBB $      3,241,373
       1,000  5.875%, 5/15/39                                              5/11 at 101.00       BBB        1,010,130
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 8.8%

       1,500 Calcasieu Parish Public Trust Authority, Louisiana, Student   5/11 at 101.00       AAA        1,617,135
              Housing Lease Revenue Bonds, McNeese State University,
              Series 2001, 5.250%, 5/01/33 - MBIA Insured

       2,000 Lafayette Public Trust Financing Authority, Louisiana,       10/12 at 102.00       AAA        2,162,760
              Revenue Bonds, Ragin' Cajun Facilities Inc. Project,
              Series 2002, 5.000%, 10/01/22 - MBIA Insured

       2,525 Louisiana Local Government Environmental Facilities and      12/12 at 100.00       AAA        2,782,424
              Community Development Authority, Revenue Bonds, Baton
              Rouge Community College Facilities Corporation, Series
              2002, 5.375%, 12/01/21 - MBIA Insured

       1,675 Louisiana Local Government Environmental Facilities and       8/14 at 100.00       Aaa        1,780,575
              Community Development Authority, Revenue Bonds,
              Southeastern Louisiana University Student Housing
              Facilities Inc., Series 2004A, 5.000%, 8/01/27 - MBIA
              Insured

       2,000 Louisiana Public Facilities Authority, Revenue Bonds,         7/12 at 100.00       AAA        2,125,860
              Tulane University, Series 2002A, 5.125%, 7/01/27 - AMBAC
              Insured
--------------------------------------------------------------------------------------------------------------------
             Energy - 1.5%

         500 Louisiana Offshore Terminal Authority, Deepwater Port        10/08 at 100.00         A          518,110
              Revenue Refunding Bonds, LOOP Inc. Project, Series 1998,
              5.200%, 10/01/18

       1,200 St. Bernard Parish, Louisiana, Exempt Facility Revenue       11/06 at 102.00       AAA        1,265,448
              Bonds, Mobil Oil Corporation, Series 1996,
              5.900%, 11/01/26 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 12.5%

       1,800 Louisiana Public Facilities Authority, Hospital Revenue         No Opt. Call       AAA        2,158,128
              Bonds, Franciscan Missionaries of Our Lady Health System,
              Series 1998A, 5.750%, 7/01/25 - FSA Insured

       2,600 Louisiana Public Facilities Authority, Hospital Revenue       1/08 at 102.00      BBB+        2,654,392
              Refunding Bonds, Lincoln Health System, Series 1998,
              5.150%, 1/01/19

       2,300 Louisiana Public Facilities Authority, Hospital Revenue       8/09 at 101.00      BBB+        2,400,188
              Bonds, Touro Infirmary, Series 1999A, 5.625%, 8/15/29

       2,615 Louisiana Public Facilities Authority, Revenue Bonds, Baton   7/14 at 100.00       AAA        2,830,738
              Rouge General Hospital, Series 2004, 5.250%, 7/01/24 -
              MBIA Insured

       3,400 Louisiana Public Facilities Authority, Health Facilities        No Opt. Call       Aa1        3,706,816
              Revenue Refunding Bonds, Sisters of Mercy Health System of
              St. Louis Inc., Series 1993A, 5.000%, 6/01/19

       1,000 Terrebonne Parish Hospital Service District 1, Louisiana,     4/08 at 102.00       AAA        1,067,390
              Hospital Revenue Bonds, Terrebonne General Medical Center,
              Series 1998, 5.375%, 4/01/28 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 0.9%

       1,000 Louisiana Local Government Environmental Facilities and       6/12 at 105.00       Aaa        1,113,890
              Community Development Authority, GNMA Collateralized
              Mortgage Revenue Refunding Bonds, Sharlo Apartments,
              Series 2002A, 6.500%, 6/20/37
--------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 6.9%

       1,290 Calcasieu Parish Public Trust Authority, Louisiana, Single    4/11 at 105.00       Aaa        1,356,035
              Family Mortgage Revenue Refunding Bonds, Series 2001A,
              6.050%, 4/01/32 (Alternative Minimum Tax)

         785 East Baton Rouge Mortgage Finance Authority, Louisiana,      10/07 at 102.00       Aaa          791,837
              GNMA/FNMA Mortgage-Backed Securities Program Family
              Mortgage Revenue Refunding Bonds, Series 1997D, 5.900%,
              10/01/30 (Alternative Minimum Tax)

         590 Jefferson Parish Home Mortgage Authority, Louisiana, Single   6/10 at 105.00       Aaa          602,862
              Family Mortgage Revenue Bonds, Series 2000C-1, 7.250%,
              6/01/32 (Alternative Minimum Tax)

         505 Louisiana Housing Finance Agency, Single Family Mortgage      6/07 at 102.00       Aaa          515,645
              Revenue Bonds, Series 1997B-1, 5.500%, 12/01/22

----
21

Portfolio of Investments
NUVEEN LOUISIANA MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Housing/Single Family (continued)

   $     375 Louisiana Housing Finance Agency, Single Family Mortgage      6/07 at 102.00       Aaa $        383,381
              Revenue Bonds, Series 1997B-2, 5.600%, 6/01/17
              (Alternative Minimum Tax)

         520 Louisiana Housing Finance Agency, Single Family Mortgage      6/10 at 101.00       Aaa          528,055
              Revenue Bonds, Series 2000D-2, 7.050%, 6/01/31
              (Alternative Minimum Tax)

         415 Louisiana Public Facilities Authority, Single Family          8/07 at 102.00       Aaa          430,650
              Mortgage Revenue Refunding Bonds, Series 1997B,
              5.750%, 8/01/31

         535 New Orleans Home Mortgage Authority, Louisiana, Single       12/06 at 102.00       Aaa          553,409
              Family Mortgage Revenue Bonds, Series 1996A,
              6.100%, 12/01/29 (Alternative Minimum Tax)

         665 New Orleans Home Mortgage Authority, Louisiana, Single       12/07 at 102.00       Aaa          687,989
              Family Mortgage Revenue Bonds, Series 1997A,
              5.850%, 12/01/30 (Alternative Minimum Tax)

         915 New Orleans Home Mortgage Authority, Louisiana, Single       12/08 at 101.00       Aaa          941,773
              Family Mortgage Revenue Refunding Bonds, Series 1998B-2,
              5.200%, 12/01/21 (Alternative Minimum Tax)

         960 Rapides Finance Authority, Louisiana, GNMA/FNMA               6/08 at 102.00       Aaa          982,358
              Mortgage-Backed Securities Program Single Family Mortgage
              Revenue Bonds, Series 1998A, 5.450%, 12/01/30 (Alternative
              Minimum Tax)

         390 Rapides Finance Authority, Louisiana, GNMA/FNMA               6/08 at 102.00       Aaa          401,408
              Mortgage-Backed Securities Program Single Family Mortgage
              Revenue Refunding Bonds, Series 1998B, 5.350%, 6/01/26
--------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 2.6%

       3,000 Louisiana Housing Finance Agency, GNMA Collateralized         9/05 at 103.00       AAA        3,108,360
              Mortgage Revenue Bonds, St. Dominic Assisted Care
              Facility, Series 1995, 6.950%, 9/01/36
--------------------------------------------------------------------------------------------------------------------
             Materials - 1.1%

       1,250 DeSoto Parish, Louisiana, Environmental Improvement Revenue  11/08 at 101.00       BBB        1,280,825
              Bonds, International Paper Company Project, Series 1998A,
              5.600%, 11/01/22 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 19.3%

       4,000 Louisiana, General Obligation Bonds, Series 2005A,            8/15 at 100.00       AAA        4,537,520
              5.250%, 8/01/16 - MBIA Insured

       1,000 New Orleans, Louisiana, General Obligation Bonds, Series        No Opt. Call       AAA        1,181,920
              1998, 5.500%, 12/01/21 - FGIC Insured

       2,000 New Orleans, Louisiana, General Obligation Refunding Bonds,     No Opt. Call       AAA        1,677,040
              Series 1991, 0.000%, 9/01/10 - AMBAC Insured

       3,170 New Orleans, Louisiana, General Obligation Bonds, Series     12/15 at 100.00       AAA        3,499,870
              2005, 5.250%, 12/01/25 (WI, settling 7/06/05) - MBIA
              Insured

      13,875 Orleans Parish School Board, Louisiana, General Obligation      No Opt. Call       AAA        8,718,356
              Refunding Bonds, Series 1991, 0.000%, 2/01/15 - FGIC
              Insured

             Puerto Rico, General Obligation and Public Improvement
             Bonds, Series 2004A:
       1,400  5.250%, 7/01/22                                              7/14 at 100.00       BBB        1,519,924
       1,500  5.250%, 7/01/23                                              7/14 at 100.00       BBB        1,624,935
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 23.9%

             Ernest N. Morial-New Orleans Exhibition Hall Authority,
             Louisiana, Special Tax Revenue Bonds, Senior Subordinate
             Series 2003A:
         560  5.250%, 7/15/19 - AMBAC Insured                              7/13 at 100.00       AAA          618,324
       1,000  5.250%, 7/15/22 - AMBAC Insured                                No Opt. Call       AAA        1,104,150

             Ernest N. Morial-New Orleans Exhibition Hall Authority,
             Louisiana, Special Tax Revenue Bonds, Senior Subordinate
             Series 2004:
       2,525  5.000%, 7/15/15 - AMBAC Insured                              7/14 at 101.00       AAA        2,789,569
       2,000  5.000%, 7/15/21 - AMBAC Insured                              7/14 at 101.00       AAA        2,157,260

         335 Ernest N. Morial-New Orleans Exhibition Hall Authority,       7/06 at 101.00       AAA          346,862
              Louisiana, Special Tax Bonds, Series 1996C, 5.600%,
              7/15/25 - MBIA Insured

       1,000 Jefferson Sales Tax District, Jefferson Parish, Louisiana,   12/11 at 100.00       AAA        1,068,540
              Special Sales Tax Revenue Bonds, Series 2001, 5.000%,
              12/01/22 - AMBAC Insured

       2,650 Jefferson Sales Tax District, Jefferson Parish, Louisiana,   12/12 at 100.00       AAA        2,905,964
              Special Sales Tax Revenue Refunding Bonds, Series 2002,
              5.250%, 12/01/22 - AMBAC Insured

----
22

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

   $   5,250 Louisiana Local Government Environmental Facilities and         No Opt. Call       AAA $      5,749,223
              Community Development Authority, Revenue Bonds, Capital
              Projects and Equipment Acquisition Program, Series 2000A,
              6.300%, 7/01/30 - AMBAC Insured (a)

       1,000 Louisiana Local Government Environmental Facilities and       4/15 at 100.00       AAA        1,089,280
              Community Development Authority, Revenue Bonds, Ascension
              Parish Library Project, Series 2005, 5.250%, 4/01/35 -
              AMBAC Insured

             Louisiana State Office Facilities Corporation, Lease
             Revenue Bonds, State Capitol Complex Program, Series 1999A:
       1,000  5.250%, 3/01/17 - MBIA Insured                               3/09 at 101.00       AAA        1,076,860
       1,000  5.250%, 3/01/18 - MBIA Insured                               3/09 at 101.00       AAA        1,076,130

       1,000 Louisiana State Office Facilities Corporation, Lease         11/13 at 100.00       AAA        1,069,730
              Revenue Bonds, State Capitol Complex Program, Series 2003,
              5.000%, 11/01/21 - MBIA Insured

       2,000 Louisiana, Gasoline and Fuels Tax Revenue Bonds, Series       5/15 at 100.00       AAA        2,231,560
              2005A, 5.250%, 5/01/20 - FGIC Insured

         650 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00       AAA          725,784
              Revenue Bonds, Series 2000B, 5.875%, 7/01/35 - MBIA Insured

         380 Puerto Rico Public Finance Corporation, Commonwealth          2/12 at 100.00      BBB-          408,671
              Appropriation Bonds, Series 2002E, 5.500%, 8/01/29

       1,000 University of Louisiana System, Lafayette City and Parish,    9/09 at 102.00       AAA        1,131,720
              Lease Revenue Bonds, Cajundome Convention Center, Series
              2000, 6.250%, 9/01/29 - MBIA Insured

       2,500 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00       BBB        2,855,100
              Taxes Loan Note, Series 1999A, 6.375%, 10/01/19
--------------------------------------------------------------------------------------------------------------------
             Transportation - 2.3%

         505 New Orleans Aviation Board, Louisiana, Revenue Bonds,        10/07 at 102.00       AAA          533,068
              Series 1997B-1, 5.450%, 10/01/27 (Alternative Minimum Tax)
              - AMBAC Insured

       2,100 Shreveport, Louisiana, Airport System Revenue Bonds, Series   1/08 at 102.00       AAA        2,189,733
              1997A, 5.375%, 1/01/28 (Alternative Minimum Tax) - FSA
              Insured
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 6.1%

         705 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00       AAA          797,792
              Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26
              (Pre-refunded to 7/01/10)

         470 Louisiana Public Facilities Authority, Hospital Revenue      11/05 at 100.00       AAA          553,232
              Refunding Bonds, Southern Baptist Hospital, Series 1986,
              8.000%, 5/15/12

       1,000 Louisiana Public Facilities Authority, Hospital Revenue      10/07 at 101.00       AAA        1,064,170
              Refunding Bonds, Woman's Hospital Foundation, Series 1997,
              5.375%, 10/01/22 (Pre-refunded to 10/01/07) - FSA Insured

       3,000 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00      A***        3,490,320
              Revenue Bonds, Series 2000B, 6.500%, 7/01/27 (Pre-refunded to 7/01/10)

       1,000 Puerto Rico Infrastructure Financing Authority, Special      10/10 at 101.00       AAA        1,114,350
              Obligation Bonds, Series 2000A, 5.500%, 10/01/20

         165 Shreveport Home Mortgage Authority, Louisiana, Single           No Opt. Call       Aaa          177,896
              Family Mortgage Revenue Bonds, Series 1979A,
              6.750%, 9/01/10
--------------------------------------------------------------------------------------------------------------------
             Utilities - 10.0%

       1,165 Alexandria, Louisiana, Utilities Revenue Bonds, Series        5/14 at 102.00       AAA        1,277,668
              2004, 5.000%, 5/01/20 - AMBAC Insured

       1,500 De Soto Parish, Louisiana, Pollution Control Revenue          9/09 at 102.00       AAA        1,670,400
              Refunding Bonds, Cleco Utility Group Inc. Project, Series
              1999, 5.875%, 9/01/29 - AMBAC Insured

       4,000 Lafayette City and Parish, Louisiana, Utilities Revenue      11/14 at 100.00       AAA        4,443,680
              Bonds, Series 2004, 5.250%, 11/01/20 - MBIA Insured

       1,000 St. Charles Parish, Louisiana, Environmental Improvement     11/05 at 100.00        A-        1,005,190
              Revenue Bonds, Louisiana Power and Light Company, Series
              1993A, 6.200%, 5/01/23 (Alternative Minimum Tax)

       2,000 St. Charles Parish, Louisiana, Environmental Improvement      7/05 at 101.00        A-        2,021,760
              Revenue Bonds, Louisiana Power and Light Company, Series
              1994A, 6.875%, 7/01/24 (Alternative Minimum Tax)

       1,500 St. Charles Parish, Louisiana, Solid Waste Disposal Revenue   6/05 at 100.00        A-        1,506,525
              Bonds, Louisiana Power and Light Company, Series 1992A,
              7.000%, 12/01/22 (Alternative Minimum Tax) (a)

----
23

Portfolio of Investments
NUVEEN LOUISIANA MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 0.9%

   $   1,000 Terrebonne Parish Waterworks District 1, Louisiana, Water    11/13 at 101.00       AAA $      1,116,230
              Revenue Bonds, Series 2003A, 5.250%, 11/01/18 - AMBAC
              Insured
--------------------------------------------------------------------------------------------------------------------
   $ 116,450 Total Long-Term Investments (cost $112,689,755) - 100.4%                                    119,126,250
--------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - (0.4)%                                                        (431,035)
             ------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $    118,695,215
             ------------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           (a)The issuer has received a preliminary adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.
          (WI)Security purchased on a when-issued basis.

                                See accompanying notes to financial statements.

----
24

Portfolio of Investments
NUVEEN NORTH CAROLINA MUNICIPAL BOND FUND
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.3%

   $   3,000 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB $      3,033,570
              Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 11.1%

       4,220 North Carolina Educational Facilities Finance Agency,        10/06 at 102.00       Aa1        4,399,392
              Revenue Refunding Bonds, Duke University, Series 1996B,
              5.000%, 10/01/17

       1,000 North Carolina Capital Facilities Financing Agency, Revenue   4/13 at 100.00       AAA        1,081,550
              Bonds, Johnson and Wales University, Series 2003A,
              5.250%, 4/01/23 - XLCA Insured

       1,000 North Carolina Education Assistance Authority, Subordinate    7/05 at 102.00        A2        1,021,570
              Lien Guaranteed Student Loan Revenue Bonds, Series 1995A,
              6.300%, 7/01/15 (Alternative Minimum Tax)

       1,510 University of North Carolina, Charlotte, Certificates of      3/15 at 100.00       AAA        1,601,385
              Participation, Student Housing Project, Series 2005,
              5.000%, 3/01/31 - AMBAC Insured

       1,025 University of North Carolina, Asheville, General Revenue      6/12 at 100.00       Aaa        1,115,415
              Refunding Bonds, Series 2002A, 5.000%, 6/01/15 - AMBAC
              Insured

             University of North Carolina, Chapel Hill, Utilities System
             Revenue Refunding Bonds, Series 1997:
       4,000  0.000%, 8/01/15                                                No Opt. Call       Aa1        2,672,040
       4,265  0.000%, 8/01/18                                                No Opt. Call       Aa1        2,447,129
       2,750  0.000%, 8/01/20                                                No Opt. Call       Aa1        1,423,318

       3,000 University of North Carolina, Chapel Hill, System Net         6/11 at 100.00       AA+        3,191,520
              Revenue Bonds, Series 2001A, 5.000%, 12/01/20

       1,710 University of North Carolina, Chapel Hill, System Net           No Opt. Call       AA+        1,888,507
              Revenue Bonds, Series 2002B, 5.000%, 12/01/11

       1,160 University of North Carolina System, Pooled Revenue          10/12 at 100.00       AAA        1,286,881
              Refunding Bonds, Series 2002A, 5.375%, 4/01/20 - AMBAC
              Insured

       1,035 University of North Carolina System, Pooled Revenue Bonds,   10/12 at 100.00       AAA        1,148,208
              Series 2002B, 5.375%, 4/01/20 - AMBAC Insured

             University of North Carolina System, Pooled Revenue Bonds,
             Series 2004C:
         750  5.000%, 4/01/21 - AMBAC Insured                              4/14 at 100.00       Aaa          808,493
       1,085  5.000%, 4/01/29 - AMBAC Insured                              4/14 at 100.00       Aaa        1,152,975
--------------------------------------------------------------------------------------------------------------------
             Energy - 0.7%

       1,500 Virgin Islands Public Finance Authority, Refinery Revenue     1/14 at 100.00       BBB        1,652,265
              Bonds, Hovensa LLC, Series 2003, 6.125%, 7/01/22
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 12.3%

       5,500 Charlotte-Mecklenburg Hospital Authority, North Carolina,     1/06 at 102.00        AA        5,692,995
              Healthcare System Revenue Refunding Bonds, Series 1996A,
              5.875%, 1/15/26

       3,500 Charlotte-Mecklenburg Hospital Authority, North Carolina,     1/07 at 102.00        AA        3,651,550
              Healthcare System Revenue Bonds, DBA Carolina Healthcare
              System, Series 1997A, 5.125%, 1/15/22

       4,000 Cumberland County, North Carolina, Hospital Facility         10/09 at 101.00        A-        4,127,000
              Revenue Bonds, Cumberland County Hospital System Inc.,
              Cape Fear Valley Health System, Series 1999,
              5.250%, 10/01/29

       1,055 North Carolina Medical Care Commission, Healthcare            1/12 at 100.00         A        1,134,104
              Facilities Revenue Bonds, Union Regional Medical Center,
              Series 2002A, 5.250%, 1/01/14

       1,750 North Carolina Medical Care Commission, Healthcare Revenue    5/07 at 100.00       AA-        1,787,975
              Bonds, Carolina Medicorp, Series 1996, 5.250%, 5/01/21

             North Carolina Medical Care Commission, Healthcare
             Facilities Revenue Bonds, Scotland Memorial Hospital,
             Series 1999:
         625  5.500%, 10/01/19 - RAAI Insured                             10/08 at 102.00        AA          671,313
       1,385  5.500%, 10/01/29 - RAAI Insured                             10/08 at 102.00        AA        1,474,776

       3,500 North Carolina Medical Care Commission, Hospital Revenue      6/09 at 102.00         A        3,781,995
              Bonds, Southeastern Regional Medical Center, Series 1999,
              6.250%, 6/01/29

       1,250 North Carolina Medical Care Commission, Revenue Bonds,       11/14 at 100.00       AA-        1,321,088
              Northeast Medical Center, Series 2004, 5.000%, 11/01/24

       4,000 North Carolina Medical Care Commission, Health System        10/11 at 101.00        AA        4,241,760
              Revenue Bonds, Mission St. Joseph's Health System, Series
              2001, 5.250%, 10/01/31

----
25

Portfolio of Investments
NUVEEN NORTH CAROLINA MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 10.8%

   $   6,210 North Carolina Housing Finance Agency, Home Ownership         7/09 at 100.00        AA $      6,405,801
              Revenue Bonds, 1998 Trust Agreement, Series 5A,
              5.625%, 7/01/30 (Alternative Minimum Tax)

             North Carolina Housing Finance Agency, Single Family
             Revenue Bonds, Series 1994Y:
         705  6.300%, 9/01/15                                              9/05 at 101.00        AA          719,706
         645  6.350%, 3/01/18                                              9/05 at 101.00        AA          657,010

       2,540 North Carolina Housing Finance Agency, Home Ownership         7/09 at 100.00        AA        2,659,101
              Revenue Bonds, 1998 Trust Agreement, Series 6A,
              6.200%, 1/01/29 (Alternative Minimum Tax)

         675 North Carolina Housing Finance Agency, Single Family          9/05 at 102.00        AA          689,296
              Revenue Bonds, Series 1995BB, 6.500%, 9/01/26 (Alternative
              Minimum Tax)

       1,360 North Carolina Housing Finance Agency, Single Family          9/05 at 102.00        AA        1,388,111
              Revenue Bonds, Series 1995DD, 6.200%, 9/01/27 (Alternative
              Minimum Tax)

       2,230 North Carolina Housing Finance Agency, Single Family          3/06 at 102.00        AA        2,295,963
              Revenue Bonds, Series 1996LL, 6.200%, 3/01/26 (Alternative
              Minimum Tax)

       1,290 North Carolina Housing Finance Agency, Home Ownership         7/10 at 100.00       AAA        1,325,024
              Revenue Bonds, 1998 Trust Agreement, Series 10A,
              5.400%, 7/01/32 (Alternative Minimum Tax) - AMBAC Insured

       1,750 North Carolina Housing Finance Agency, Single Family          3/07 at 101.50        AA        1,806,193
              Revenue Bonds, Series 1997RR, 5.850%, 9/01/28 (Alternative
              Minimum Tax)

       1,340 North Carolina Housing Finance Agency, Single Family          3/08 at 101.00        AA        1,376,609
              Revenue Bonds, Series 1998VV, 5.250%, 3/01/17 (Alternative
              Minimum Tax)

       1,140 North Carolina Housing Finance Agency, Home Ownership         1/09 at 101.00        AA        1,164,008
              Revenue Bonds, 1998 Trust Agreement, Series 3A,
              5.200%, 7/01/26 (Alternative Minimum Tax)

       3,825 North Carolina Housing Finance Agency, Home Ownership         1/09 at 100.00        AA        3,901,347
              Revenue Bonds, 1998 Trust Agreement, Series 4A,
              5.300%, 7/01/26 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Industrials - 0.9%

       2,000 North Carolina Capital Facilities Financing Agency, Exempt      No Opt. Call       BBB        1,991,080
              Facilities Revenue Bonds, Waste Management Inc., Series
              2001, 3.750%, 8/01/14 (Alternative Minimum Tax) (Mandatory
              put 8/01/07)
--------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 0.2%

         500 North Carolina Medical Care Commission, First Mortgage       11/14 at 100.00       N/R          518,030
              Revenue Bonds, Deerfield Episcopal Retirement Community
              Inc., Series 2004A, 5.000%, 11/01/23
--------------------------------------------------------------------------------------------------------------------
             Materials - 1.4%

       3,100 Haywood County Industrial Facilities and Pollution Control    3/06 at 102.00      Baa2        3,218,172
              Financing Authority, North Carolina, Pollution Control
              Revenue Refunding Bonds, Champion International
              Corporation, Series 1995, 6.000%, 3/01/20
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 3.0%

       2,340 Charlotte, North Carolina, General Obligation Bonds, Series   7/12 at 100.00       AAA        2,494,908
              2002A, 5.000%, 7/01/24

       1,875 Cumberland County, North Carolina, General Obligation         2/12 at 101.00       AA-        2,031,281
              School Bonds, Series 2002, 5.000%, 2/01/21

       2,000 North Carolina, General Obligation Bonds, Series 2004A,       3/14 at 100.00       AAA        2,167,060
              5.000%, 3/01/22
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 25.5%

         390 Asheville, North Carolina, Certificates of Participation,     8/05 at 100.00        A1          391,112
              Series 1992, 6.500%, 2/01/08

       1,150 Buncombe County, North Carolina, Certificates of              4/15 at 100.00       AAA        1,239,286
              Participation, Series 2005, 5.000%, 4/01/22 - AMBAC Insured

             Cabarrus County, North Carolina, Certificates of
             Participation, Series 2002:
       1,330  5.250%, 2/01/19                                              2/13 at 100.00       AA-        1,447,466
       3,990  5.000%, 2/01/22                                              2/13 at 100.00       AA-        4,236,103

       3,870 Catawba County, North Carolina, Certificates of               6/15 at 100.00       AAA        4,161,605
              Participation, Series 2005, 5.000%, 6/01/25 - MBIA Insured

       1,975 Charlotte, North Carolina, Certificates of Participation,     6/10 at 101.00       AA+        2,213,619
              Public Safety Facilities Project, Series 2000D,
              5.500%, 6/01/25 (Pre-refunded to 6/01/10)

----
26

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

   $   1,400 Charlotte, North Carolina, Certificates of Participation,     6/13 at 100.00       AA+ $      1,531,180
              Governmental Facilities Projects, Series 2003G,
              5.375%, 6/01/26

       1,750 Charlotte, North Carolina, Storm Water Fee Revenue Bonds,     6/12 at 101.00       AA+        1,869,420
              Series 2002, 5.000%, 6/01/25

       2,255 Dare County, North Carolina, Certificates of Participation,  12/12 at 100.00       AAA        2,501,562
              Series 2002, 5.250%, 6/01/16 - AMBAC Insured

             Fayetteville Finance Corporation, North Carolina,
             Installment Payment Revenue Bonds, Municipal Building
             Project, Series 2005:
       1,990  5.250%, 2/01/17 - MBIA Insured                               2/15 at 100.00       AAA        2,225,775
         910  5.250%, 2/01/19 - MBIA Insured                               2/15 at 100.00       AAA        1,009,263

       2,000 Hartnett County, North Carolina, Certificates of             12/12 at 101.00       AAA        2,179,640
              Participation, Series 2002, 5.125%, 12/01/23 - FSA Insured

       1,820 Iredell County, North Carolina, Certificates of              10/13 at 100.00       Aaa        2,000,762
              Participation, Public Facilities Project, Series 2003,
              5.250%, 10/01/18 - AMBAC Insured

             Lee County, North Carolina, Certificates of Participation,
             Public Schools and Community College, Series 2004:
       1,715  5.250%, 4/01/19 - FSA Insured                                4/14 at 100.00       AAA        1,888,524
       1,715  5.250%, 4/01/21 - FSA Insured                                4/14 at 100.00       AAA        1,883,156
         715  5.250%, 4/01/22 - FSA Insured                                4/14 at 100.00       AAA          782,868

             North Carolina Infrastructure Finance Corporation,
             Certificates of Participation, Correctional Facilities,
             Series 2004A:
       2,250  5.000%, 2/01/21                                              2/14 at 100.00       AA+        2,400,570
       1,000  5.000%, 2/01/22                                              2/14 at 100.00       AA+        1,063,910

       3,000 North Carolina Infrastructure Finance Corporation, Lease     11/14 at 100.00       AA+        3,234,600
              Purchase Revenue Bonds, North Carolina Facilities Project,
              Series 2004, 5.000%, 11/01/21

       1,290 North Carolina, Certificates of Participation, Series 2003,   6/13 at 100.00       AA+        1,388,943
              5.250%, 6/01/22

       2,500 North Carolina, Certificates of Participation, Repair and     6/14 at 100.00       AA+        2,694,250
              Renovation Project, Series 2004B, 5.000%, 6/01/20

             Pitt County, North Carolina, Certificates of Participation,
             School Facilities Project, Series 2004B:
       1,415  5.000%, 4/01/20 - AMBAC Insured                              4/14 at 100.00       AAA        1,525,356
       1,415  5.000%, 4/01/21 - AMBAC Insured                              4/14 at 100.00       AAA        1,519,894
       1,415  5.000%, 4/01/22 - AMBAC Insured                              4/14 at 100.00       AAA        1,515,536

             Ramseur, North Carolina, General Obligation Water Refunding
             Bonds, Series 1997:
         120  5.750%, 6/01/18                                              6/07 at 102.00       N/R          126,323
         125  5.750%, 6/01/19                                              6/07 at 102.00       N/R          131,413
         125  5.750%, 6/01/20                                              6/07 at 102.00       N/R          131,240
         130  5.750%, 6/01/21                                              6/07 at 102.00       N/R          136,284
         105  5.750%, 6/01/22                                              6/07 at 102.00       N/R          109,993

             Randolph County, North Carolina, Certificates of
             Participation, Series 2004:
       1,890  5.000%, 6/01/14 - FSA Insured                                  No Opt. Call       AAA        2,093,099
       1,330  5.000%, 6/01/19 - FSA Insured                                6/14 at 102.00       AAA        1,456,270
       1,000  5.000%, 6/01/20 - FSA Insured                                6/14 at 102.00       AAA        1,091,550

       1,000 Rutherford County, North Carolina, Certificates of            9/12 at 101.00       AAA        1,068,530
              Participation, Series 2002, 5.000%, 9/01/21 - AMBAC Insured

         665 Union County, North Carolina, Certificates of                   No Opt. Call       AAA          727,710
              Participation, Series 2003, 5.000%, 6/01/11 - AMBAC Insured

       1,000 Wilmington, North Carolina, Certificates of Participation,    9/14 at 100.00       Aaa        1,096,200
              Series 2004, 5.250%, 9/01/24 - AMBAC Insured

       2,350 Winston-Salem, North Carolina, Certificates of                6/11 at 101.00       AA+        2,495,371
              Participation, Series 2001A, 5.000%, 6/01/20
--------------------------------------------------------------------------------------------------------------------
             Transportation - 7.5%

       6,000 Charlotte, North Carolina, Airport Revenue Bonds, Series      7/09 at 101.00       AAA        6,578,340
              1999B, 6.000%, 7/01/28 (Alternative Minimum Tax) - MBIA
              Insured

----
27

Portfolio of Investments
NUVEEN NORTH CAROLINA MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Transportation (continued)

   $     900 Charlotte, North Carolina, Airport Revenue Bonds, Series      7/14 at 100.00       AAA $        983,151
              2004A, 5.250%, 7/01/24 - MBIA Insured

         710 Piedmont Triad Airport Authority, North Carolina, Airport     7/09 at 101.00       AAA          778,437
              Revenue Bonds, Series 1999B, 6.000%, 7/01/21 (Alternative
              Minimum Tax) - FSA Insured

       2,750 Piedmont Triad Airport Authority, North Carolina, Airport     7/11 at 101.00       AAA        3,023,515
              Revenue Bonds, Series 2001A, 5.250%, 7/01/15 - FSA Insured

       2,445 Raleigh Durham Airport Authority, North Carolina, Airport     5/11 at 101.00       Aaa        2,677,715
              Revenue Bonds, Series 2001A, 5.250%, 11/01/19 - FGIC
              Insured

       2,760 Raleigh Durham Airport Authority, North Carolina, Airport     5/15 at 100.00       Aaa        2,929,436
              Revenue Bonds, Series 2005A, 5.000%, 5/01/30 - AMBAC
              Insured
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 6.2%

          85 Asheville Housing Development Corporation, North Carolina,   11/09 at 100.00    N/R***           98,864
              First Lien Revenue Bonds, Series 1980, 10.500%, 5/01/11
              (Pre-refunded to 11/01/09)

       3,000 Charlotte, North Carolina, Certificates of Participation,    12/10 at 101.00    AA+***        3,386,040
              Convention Facilities Project, Series 2000B,
              5.500%, 12/01/25 (Pre-refunded to 12/01/10)

       4,500 Charlotte, North Carolina, Water and Sewerage System          6/10 at 101.00       AAA        4,991,940
              Revenue Bonds, Series 2000, 5.250%, 6/01/25 (Pre-refunded
              to 6/01/10)

         995 North Carolina Eastern Municipal Power Agency, Power System   7/05 at 100.00       AAA        1,269,172
              Revenue Refunding Bonds, Series 1991A, 6.500%, 1/01/18

          20 North Carolina Medical Care Commission, Hospital Revenue        No Opt. Call       AAA           21,565
              Bonds, Memorial Mission Hospital, Series 1979A,
              7.625%, 10/01/08

             Pitt County, North Carolina, Certificates of Participation,
             Public Facilities Project, Series 1997A:
       1,250  5.550%, 4/01/12 (Pre-refunded to 4/01/07) - MBIA Insured     4/07 at 102.00       AAA        1,333,200
       1,000  5.850%, 4/01/17 (Pre-refunded to 4/01/07) - MBIA Insured     4/07 at 102.00       AAA        1,071,880

       1,750 University of North Carolina, Chapel Hill, Revenue Bonds,     2/06 at 102.00    AA-***        1,814,313
              Hospital System, Series 1996, 5.250%, 2/15/26
              (Pre-refunded to 2/15/06)
--------------------------------------------------------------------------------------------------------------------
             Utilities - 11.5%

             North Carolina Eastern Municipal Power Agency, Power System
             Revenue Refunding Bonds, Series 1993B:
       1,540  5.500%, 1/01/17 - FGIC Insured                               7/05 at 100.00       AAA        1,542,972
       5,300  6.000%, 1/01/18 - AMBAC Insured                                No Opt. Call       AAA        6,395,404

       5,000 North Carolina Eastern Municipal Power Agency, Power System   1/10 at 101.00       BBB        5,613,200
              Revenue Bonds, Series 1999D, 6.750%, 1/01/26

       4,165 North Carolina Municipal Power Agency 1, Catawba Electric     1/10 at 101.00        A3        4,679,128
              Revenue Bonds, Series 1999B, 6.500%, 1/01/20

       2,000 North Carolina Municipal Power Agency 1, Catawba Electric     1/13 at 100.00       AAA        2,211,640
              Revenue Bonds, Series 2003A, 5.250%, 1/01/15 - AMBAC
              Insured

       2,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/15 at 100.00       AAA        2,175,820
              Series 2005RR, 5.000%, 7/01/24 - FGIC Insured

             Shelby, North Carolina, Combined Enterprise System Revenue
             Bonds, Series 2004:
       1,035  5.000%, 5/01/20 - XLCA Insured                               5/14 at 100.00       AAA        1,116,382
         610  5.000%, 5/01/24 - XLCA Insured                               5/14 at 100.00       AAA          651,340

       1,500 Wake County Industrial Facilities and Pollution Control       2/12 at 101.00        A3        1,621,470
              Financing Authority, North Carolina, Revenue Refunding
              Bonds, Carolina Power and Light Company, Series 2002,
              5.375%, 2/01/17
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 5.3%

       1,280 Brunswick County, North Carolina, Enterprise System Revenue   4/14 at 100.00       AAA        1,423,885
              Bonds, Series 2004A, 5.250%, 4/01/23 - FSA Insured

       2,000 Charlotte, North Carolina, Water and Sewerage System          6/11 at 101.00       AAA        2,132,200
              Revenue Bonds, Series 2001, 5.125%, 6/01/26

       1,690 Greensboro, North Carolina, Combined Enterprise System        6/15 at 100.00       AA+        1,810,176
              Revenue Bonds, Series 2005A, 5.000%, 6/01/25

----
28

   Principal                                                               Optional Call                     Market
Amount (000) Description                                                     Provisions* Ratings**            Value
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

             Onslow County, North Carolina, Combined Enterprise System
             Revenue Bonds, Series 2004B:
   $     515  5.000%, 6/01/23 - XLCA Insured                              6/14 at 100.00       AAA $        552,198
       1,030  5.000%, 6/01/24 - XLCA Insured                              6/14 at 100.00       AAA        1,101,984

       1,000 Orange Water and Sewerage Authority, North Carolina, Water   7/14 at 100.00       AA+        1,112,500
              and Sewerage System Revenue Bonds, Series 2004A,
              5.250%, 7/01/20

       2,335 Raleigh, North Carolina, Combined Enterprise System Revenue  3/15 at 100.00       AAA        2,546,481
              Bonds, Series 2005, 5.000%, 3/01/21

       1,330 Union County, North Carolina, Enterprise System Revenue      6/13 at 100.00       AAA        1,407,685
              Bonds, Series 2003A, 5.000%, 6/01/29 - FSA Insured
-------------------------------------------------------------------------------------------------------------------
   $ 210,695 Total Long-Term Investments (cost $207,495,485) - 97.7%                                    221,237,890
-------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.2%

         500 Puerto Rico Government Development Bank, Adjustable                               A-1          500,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 2.850%, 12/01/15 - MBIA Insured +
-------------------------------------------------------------------------------------------------------------------
   $     500 Total Short-Term Investments (cost $500,000)                                                   500,000
-------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $207,995,485) - 97.9%                                              221,737,890
             -----------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 2.1%                                                         4,810,813
             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $    226,548,703
             -----------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                                See accompanying notes to financial statements.

----
29

Portfolio of Investments
NUVEEN TENNESSEE MUNICIPAL BOND FUND
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 2.0%

   $   7,000 Maury County Industrial Development Board, Tennessee,         9/05 at 101.00      Baa3 $      7,017,360
              Multi-Modal Interchangeable Rate Pollution Control Revenue
              Refunding Bonds, Saturn Corporation, Series 1994,
              6.500%, 9/01/24
--------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 0.4%

       1,245 South Fulton Industrial Development Board, Tennessee,        10/05 at 102.00      Baa3        1,278,914
              Revenue Bonds, Tyson Foods Inc., Series 1995,
              6.400%, 10/01/20 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 2.9%

       5,000 Metropolitan Government of Nashville-Davidson County Health     No Opt. Call       AAA        5,397,550
              and Educational Facilities Board, Tennessee, Vanderbilt
              University, Series 2005B-3, 5.000%, 10/01/44 (Mandatory
              put 4/01/10) - MBIA Insured

             Tennessee State School Bond Authority, Higher Educational
             Facilities Second Program Bonds, Series 2002A:
       2,155  5.125%, 5/01/22 - FSA Insured                                5/12 at 100.00       AAA        2,319,039
       2,000  5.125%, 5/01/27 - FSA Insured                                5/12 at 100.00       AAA        2,124,540
--------------------------------------------------------------------------------------------------------------------
             Energy - 1.3%

       4,000 Maury County Industrial Development Board, Tennessee, Solid   8/10 at 100.00      BBB+        4,325,480
              Waste Disposal Revenue Bonds, Occidental Petroleum
              Company, Series 2000B, 6.300%, 8/01/18 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 16.4%

       3,060 Blount County, Tennessee, Hospital Revenue Improvement        7/08 at 100.00      Baa1        3,089,804
              Bonds, Blount Memorial Hospital, Series 1998B,
              5.125%, 7/01/19

       7,465 Bristol Health and Educational Facilities Board, Tennessee,     No Opt. Call       AAA        8,544,514
              Hospital Revenue Refunding Bonds, Bristol Memorial
              Hospital, Series 1993, 6.750%, 9/01/10 - FGIC Insured

       4,030 Jackson, Tennessee, Hospital Revenue Refunding and           10/05 at 102.00       AAA        4,118,378
              Improvement Bonds, Jackson-Madison County General Hospital
              Project, Series 1995, 5.625%, 4/01/15 - AMBAC Insured

       1,000 Knox County Health, Educational and Housing Facilities          No Opt. Call       AAA        1,177,370
              Board, Tennessee, Hospital Revenue Bonds, Fort Sanders
              Alliance Obligated Group, Series 1993A, 6.250%, 1/01/13 -
              MBIA Insured

       3,675 Knox County Health, Educational and Housing Facilities        4/12 at 101.00      Baa3        3,895,978
              Board, Tennessee, Hospital Revenue Bonds, Baptist Health
              System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22

       6,195 Knox County Health, Educational and Housing Facilities        4/09 at 101.00      Baa1        6,434,870
              Board, Tennessee, Revenue Bonds, University Health System,
              Inc., Series 1999, 5.625%, 4/01/29

       4,000 Metropolitan Government of Nashville-Davidson County Health  11/10 at 101.00         A        4,454,760
              and Educational Facilities Board, Tennessee, Adventist
              Health System/Sunbelt Obligated Group, Series 2000,
              6.600%, 11/15/30

             Montgomery County Health, Educational and Housing Board,
             Tennessee, Hospital Revenue Refunding and Improvement
             Bonds, Clarksville Regional Health System, Series 1998:
       1,500  5.375%, 1/01/18                                              1/08 at 101.00      Baa2        1,538,700
       7,500  5.375%, 1/01/28                                              1/08 at 101.00      Baa2        7,595,250

       5,200 Shelby County Health, Educational and Housing Facilities      7/09 at 102.00       N/R        5,470,660
              Board, Tennessee, Revenue Bonds, St. Jude's Children's
              Research Foundation, Series 1999, 5.375%, 7/01/29

       3,750 Sullivan County Health, Educational and Housing Facilities    9/12 at 101.00      BBB+        4,160,550
              Board, Tennessee, Hospital Revenue Bonds, Wellmont Health
              System, Series 2002, 6.250%, 9/01/22

             Sullivan County Health, Educational and Housing Facilities
             Board, Tennessee, Hospital Revenue Bonds, Wellmont Health
             System, Series 2003:
       2,000  5.000%, 9/01/15 - RAAI Insured                               9/13 at 100.00        AA        2,141,120
       3,500  5.000%, 9/01/18 - RAAI Insured                               9/13 at 100.00        AA        3,703,315
--------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.5%

             Chattanooga Health, Educational and Housing Facilities
             Board, Tennessee, GNMA Collateralized Housing Revenue
             Bonds, Rainbow Creek Apartments Project, Series 1999:
         435  6.125%, 11/20/19 (Alternative Minimum Tax)                  11/09 at 102.00       AAA          465,785
       3,955  6.375%, 11/20/39 (Alternative Minimum Tax)                  11/09 at 102.00       AAA        4,222,279

       3,500 Franklin Industrial Development Board, Tennessee, Senior     10/06 at 102.00       AAA        3,630,130
              Multifamily Housing Revenue Bonds, Landings Apartments
              Project, Series 1996A, 6.000%, 10/01/26 - FSA Insured

----
30

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

             Metropolitan Government of Nashville-Davidson County Health
             and Educational Facilities Board, Tennessee, FHA-Insured
             Housing Revenue Bonds, Herman Street Apartments, Series
             1992:
   $     250  7.000%, 6/01/17                                              6/05 at 100.00       AAA $        252,772
         485  7.250%, 6/01/32                                              6/05 at 100.00       AAA          489,966

       3,485 Metropolitan Government of Nashville-Davidson County Health   3/10 at 102.00       Aaa        3,652,350
              and Educational Facilities Board, Tennessee, GNMA
              Collateralized Multifamily Housing Revenue Bonds,
              Berkshire Place, Series 2000, 6.125%, 3/20/39 (Alternative
              Minimum Tax)

       2,720 Metropolitan Government of Nashville-Davidson County          1/10 at 102.00       Aaa        2,902,131
              Industrial Development Board, Tennessee, GNMA
              Collateralized Multifamily Housing Revenue Refunding
              Bonds, Valley Forge Apartments, Series 2000A,
              6.375%, 1/20/31
--------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 6.5%

          85 Hamilton County, Tennessee, GNMA Certificates Single Family   9/05 at 100.00       AAA           85,252
              Mortgage Revenue Bonds, Home Purchase and Rehabilitation
              Program, Series 1990, 8.000%, 9/01/23 (Alternative Minimum
              Tax)

       1,265 Tennessee Housing Development Agency, Homeownership Program   7/06 at 102.00        AA        1,277,561
              Bonds, Series 1996-4A, 6.375%, 7/01/22 (Alternative
              Minimum Tax)

         420 Tennessee Housing Development Agency, Homeownership Program   7/07 at 102.00        AA          433,894
              Bonds, Series 1996-3, 5.850%, 7/01/17 (Alternative Minimum
              Tax)

       3,675 Tennessee Housing Development Agency, Homeownership Program   1/09 at 101.00        AA        3,771,506
              Bonds, Series 1998-2, 5.375%, 7/01/29 (Alternative Minimum
              Tax)

       6,700 Tennessee Housing Development Agency, Homeownership Program   1/09 at 101.00        AA        6,926,058
              Remarketed Bonds, Series 1996- 5B, 5.375%, 7/01/23
              (Alternative Minimum Tax)

       1,590 Tennessee Housing Development Agency, Homeownership Program   1/09 at 101.00        AA        1,674,858
              Bonds, Series 1999-3, 6.000%, 1/01/20 (Alternative Minimum
              Tax)

       1,930 Tennessee Housing Development Agency, Homeownership Program   7/13 at 100.00        AA        1,997,222
              Bonds, Series 2004, 5.000%, 7/01/34 (Alternative Minimum
              Tax)

       5,885 Tennessee Housing Development Agency, Homeownership Program   7/11 at 100.00       AAA        6,106,511
              Bonds, Series 2002A, 5.400%, 7/01/32 (Alternative Minimum
              Tax) - FSA Insured
--------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 0.8%

       2,510 Metropolitan Government of Nashville-Davidson County Health   2/08 at 102.00        AA        2,661,629
              and Educational Facilities Board, Tennessee, Health
              Facility Revenue Bonds, Richland Place Inc., Series 1998,
              5.500%, 5/01/23 - RAAI Insured
--------------------------------------------------------------------------------------------------------------------
             Materials - 4.4%

       3,000 Chattanooga Industrial Development Board, Tennessee,          7/05 at 102.00       AA-        3,081,180
              Pollution Control Revenue Bonds, E.I. du Pont de Nemours
              and Company, Series 1982A, 6.350%, 7/01/22

      12,000 Humphreys County Industrial Development Board, Tennessee,    11/05 at 101.00       AA-       12,234,720
              Solid Waste Disposal Facility Bonds, E.I. du Pont de
              Nemours and Company Project, Series 1994, 6.700%, 5/01/24
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 15.9%

       1,235 Columbia, Tennessee, General Obligation Sewer Bonds, Series  12/15 at 100.00       Aaa        1,335,084
              2005, 5.000%, 12/01/24 (WI, settling 6/15/05) - AMBAC
              Insured

             Dickson County, Tennessee, General Obligation Refunding
             Bonds, Series 2002:
       2,250  5.000%, 3/01/17 - FGIC Insured                               3/13 at 102.00       Aaa        2,475,248
       1,000  5.000%, 3/01/19 - FGIC Insured                               3/13 at 102.00       Aaa        1,093,020

       6,070 Knoxville, Tennessee, General Obligation Bonds, Series        5/12 at 100.00        AA        6,463,579
              2002A, 5.000%, 5/01/25

       1,000 Lincoln County, Tennessee, General Obligation Refunding         No Opt. Call       Aaa        1,149,590
              Bonds, Series 2001, 5.250%, 4/01/19 - FGIC Insured

       1,000 Marion County, Tennessee, General Obligation Rural School     4/11 at 100.00       Aaa        1,062,210
              Bonds, Series 2001, 5.000%, 4/01/24 - AMBAC Insured

       3,100 Memphis, Tennessee, General Improvement Bonds, Series 2002,  11/10 at 101.00        AA        3,368,770
              5.250%, 11/01/22

       4,655 Memphis, Tennessee, General Obligation Bonds, Series 2003,    5/11 at 101.00        AA        5,026,702
              5.000%, 5/01/20

----
31

Portfolio of Investments
NUVEEN TENNESSEE MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

   $     490 Memphis, Tennessee, General Improvement Bonds, Series        10/07 at 101.00        AA $        517,788
              1999A, 5.000%, 10/01/19

       3,450 Metropolitan Government of Nashville-Davidson County,         6/14 at 100.00        AA        3,886,563
              Tennessee, General Obligation Bonds, Series 2004,
              5.250%, 6/01/15

       6,000 Metropolitan Government of Nashville-Davidson County,         5/07 at 102.00        AA        6,231,840
              Tennessee, General Obligation Refunding Bonds, Series
              1997, 5.125%, 5/15/25

       2,600 Montgomery County, Tennessee, General Obligation Bonds,       5/14 at 102.00       Aaa        2,908,594
              Series 2004, 5.000%, 5/01/15 - FGIC Insured

       1,120 Overton County, Tennessee, General Obligation Bonds, Series     No Opt. Call       Aaa        1,239,930
              2004, 5.000%, 4/01/14 - MBIA Insured

             Putnam County, Tennessee, General Obligation School
             Refunding Bonds, Series 2001:
       1,000  5.250%, 4/01/18 - FGIC Insured                                 No Opt. Call       Aaa        1,144,490
       2,960  5.250%, 4/01/19 - FGIC Insured                                 No Opt. Call       Aaa        3,395,919
       2,645  5.250%, 4/01/20 - FGIC Insured                                 No Opt. Call       Aaa        3,045,770

       1,205 Roane County, Tennessee, General Obligation Rural School      5/14 at 100.00       Aaa        1,326,380
              Bonds, Series 2004, 5.000%, 5/01/16 - MBIA Insured

       1,645 Smith County, Tennessee, General Obligation Bonds, Series     4/15 at 102.00       Aaa        1,813,316
              2005, 5.000%, 4/01/20 - AMBAC Insured

       1,750 Sullivan County, Tennessee, General Obligation Bonds,         5/15 at 102.00       Aaa        1,957,813
              Series 2004, 5.000%, 5/01/17 - AMBAC Insured

       1,000 Williamson County, Tennessee, General Obligation Bonds,       3/13 at 102.00       Aa1        1,100,110
              Rural School, Series 2002, 5.000%, 3/01/17

       1,435 Williamson County, Tennessee, General Obligation Bonds,         No Opt. Call       Aa1        1,606,210
              Rural School, Series 2004, 5.000%, 4/01/18

       1,350 Williamson County, Tennessee, General Obligation Bonds,       5/15 at 100.00       Aa1        1,464,750
              Series 2004B, 5.000%, 5/01/22

       1,200 Williamson County, Tennessee, General Obligation Bonds,       5/15 at 100.00       Aa1        1,311,276
              Rural School, Series 2004B, 5.000%, 5/01/20
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 7.4%

       5,000 Chattanooga Industrial Development Board, Tennessee, Lease   10/10 at 100.00       AAA        5,451,600
              Rental Revenue Bonds, Series 2000, 5.625%, 10/01/30 -
              AMBAC Insured

       1,790 Coffee County Public Building Authority, Manchester,          6/13 at 100.00       Aaa        1,992,055
              Tennessee, General Obligation Local Government Improvement
              Bonds, Series 2003Z-1-A, 5.375%, 6/01/18 - AMBAC Insured

      10,000 Memphis-Shelby County Sports Authority, Tennessee, Revenue   11/12 at 100.00       AAA       10,642,200
              Bonds, Memphis Arena, Series 2002A, 5.125%, 11/01/28 -
              AMBAC Insured

       4,000 Metropolitan Government of Nashville-Davidson County Health   6/09 at 100.00       AAA        4,124,120
              and Educational Facilities Board, Tennessee, Revenue
              Refunding and Improvement Bonds, Meharry Medical College,
              Series 1996, 5.000%, 12/01/24 - AMBAC Insured

       3,080 Metropolitan Government of Nashville-Davidson County,         7/14 at 100.00       AAA        3,370,228
              Tennessee, Public Improvement Revenue Bonds, Stadium
              Project, Series 2004, 5.000%, 7/01/17 - FSA Insured
--------------------------------------------------------------------------------------------------------------------
             Telecommunication Services - 0.8%

       2,700 Fayetteville, Tennessee, Revenue Bonds, Broadband             4/08 at 101.00       N/R        2,690,793
              Telecommunications Network, Series 2000, 6.500%, 4/01/20
--------------------------------------------------------------------------------------------------------------------
             Transportation - 3.8%

             Memphis-Shelby County Airport Authority, Tennessee, Airport
             Revenue Bonds, Series 1999D:
       4,000  6.000%, 3/01/24 (Alternative Minimum Tax) - AMBAC Insured    3/10 at 101.00       AAA        4,407,760
       1,640  6.125%, 3/01/25 (Alternative Minimum Tax) - AMBAC Insured    3/10 at 101.00       AAA        1,819,777

       3,710 Memphis-Shelby County Airport Authority, Tennessee, Airport   3/11 at 100.00       AAA        4,023,829
              Revenue Bonds, Series 2001A, 5.500%, 3/01/17 (Alternative
              Minimum Tax) - FSA Insured

       2,850 Memphis-Shelby County Airport Authority, Tennessee, Airport   3/11 at 100.00       AAA        2,994,837
              Revenue Bonds, Series 2001B, 5.125%, 3/01/26 - FSA Insured
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 13.3%

       1,520 Clarksville, Tennessee, Water, Sewer, and Gas Revenue           No Opt. Call       AAA          983,835
              Refunding and Improvement Bonds, Series 1992,
              0.000%, 2/01/16 - MBIA Insured

----
32

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** (continued)

             Johnson City Health and Educational Facilities Board,
             Tennessee, Hospital Revenue Refunding and Improvement
             Bonds, Johnson City Medical Center, Series 1998C:
   $   7,795  5.125%, 7/01/25 (Pre-refunded to 7/01/23) - MBIA Insured     7/23 at 100.00       AAA $      8,290,060
       2,265  5.125%, 7/01/25 - MBIA Insured                               1/09 at 101.00       AAA        2,408,850
       8,930  5.250%, 7/01/28 - MBIA Insured                               1/09 at 101.00       AAA        9,534,382

       2,005 Memphis, Tennessee, General Obligation Bonds, Series 2003,    5/11 at 101.00     AA***        2,216,066
              5.000%, 5/01/16 (Pre-refunded to 5/01/11)

         510 Memphis, Tennessee, General Improvement Bonds, Series        10/07 at 101.00     AA***          538,448
              1999A, 5.000%, 10/01/19 (Pre-refunded to 10/01/07)

             Metropolitan Government of Nashville-Davidson County,
             Tennessee, General Obligation Bonds, Residual Option Longs,
             Series 2001-II-R52:
       2,350  10.289%, 10/15/17 (Pre-refunded to 10/15/11) (IF)           10/11 at 100.00    AA-***        3,264,738
       2,480  9.528%, 10/15/18 (Pre-refunded to 10/15/11) (IF)            10/11 at 100.00    AA-***        3,338,998

      18,670 Metropolitan Government of Nashville-Davidson County Health     No Opt. Call       Aaa        8,976,163
              and Educational Facilities Board, Tennessee, Subordinate
              Lien Revenue Bonds, Volunteer Healthcare Systems Inc.,
              Series 1988, 0.000%, 6/01/21

       1,035 Metropolitan Government of Nashville-Davidson County Health  10/07 at 105.00    N/R***        1,207,990
              and Educational Facilities Board, Tennessee, Revenue
              Bonds, Mur-Ci Homes Inc., Series 1992A, 9.000%, 10/01/22
              (Pre-refunded to 10/01/07)

       3,000 Metropolitan Government of Nashville-Davidson County Health  11/09 at 101.00       AAA        3,388,230
              and Educational Facilities Board, Tennessee, Revenue
              Bonds, Ascension Health Credit Group, Series 1999A,
              6.000%, 11/15/30 (Pre- refunded to 11/15/09) - AMBAC
              Insured

       1,500 Metropolitan Government of Nashville-Davidson County,         7/06 at 101.00       AAA        1,560,840
              Tennessee, Public Improvement Revenue Bonds, Stadium
              Project, Series 1996, 5.750%, 7/01/26 (Pre-refunded to
              7/01/06) - AMBAC Insured

         245 Puerto Rico Public Finance Corporation, Commonwealth            No Opt. Call       AAA          311,851
              Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 - AGC
              Insured
--------------------------------------------------------------------------------------------------------------------
             Utilities - 11.5%

       7,500 Clarksville, Tennessee, Water, Sewer, and Gas Revenue         2/11 at 100.00       Aaa        7,954,575
              Refunding and Improvement Bonds, Series 2001,
              5.000%, 2/01/22 - FSA Insured

       1,830 Clarksville, Tennessee, Water, Sewer and Gas Revenue            No Opt. Call       Aaa        2,079,026
              Refunding Bonds, Series 2002, 5.250%, 2/01/17 - FSA Insured

       1,100 Dickson, Tennessee, Electric System Revenue Bonds, Series     9/12 at 102.00       Aaa        1,210,341
              2002, 5.000%, 9/01/16 - FSA Insured

             Knoxville, Tennessee, Electric System Revenue Bonds, Series
             2001U:
       1,000  5.125%, 7/01/20                                              7/10 at 100.00        AA        1,065,690
       3,000  5.125%, 7/01/27                                              7/10 at 100.00        AA        3,135,210

             Memphis, Tennessee, Subordinate Lien Electric System
             Revenue Bonds, Series 2003A:
       2,000  5.000%, 12/01/14 - MBIA Insured                             12/13 at 100.00       AAA        2,195,480
       2,855  5.000%, 12/01/17 - MBIA Insured                             12/13 at 100.00       AAA        3,087,882

       7,800 Metropolitan Government of Nashville-Davidson County,           No Opt. Call       AAA        6,327,126
              Tennessee, Electric System Revenue Bonds, Series 1996A,
              0.000%, 5/15/11 - MBIA Insured

       3,000 Metropolitan Government of Nashville-Davidson County,         5/08 at 102.00        AA        3,197,880
              Tennessee, Electric System Revenue Bonds, Series 1998A,
              5.200%, 5/15/23

       9,000 Metropolitan Government of Nashville-Davidson County,         5/11 at 100.00        AA        9,481,500
              Tennessee, Electric System Revenue Bonds, Series 2001A,
              5.125%, 5/15/26
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 6.7%

       1,000 Dickson County Water Authority, Tennessee, Waterworks        12/12 at 100.00       Aaa        1,086,170
              System Revenue Bonds, Series 2002, 5.000%, 12/01/19 - FGIC
              Insured

             Harpeth Valley Utility District, Davidson and Williamson
             Counties, Tennessee, Revenue Bonds, Utility Improvements,
             Series 2004:
       1,175  5.000%, 9/01/19 - MBIA Insured                               9/14 at 100.00       Aaa        1,277,824
       1,225  5.000%, 9/01/20 - MBIA Insured                               9/14 at 100.00       Aaa        1,328,231

----
33

Portfolio of Investments
NUVEEN TENNESSEE MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

   $   1,840 Harpeth Valley Utility District, Davidson and Williamson      9/15 at 100.00       Aaa $      1,992,573
              Counties, Tennessee, Revenue Bonds, Series 2005,
              5.000%, 9/01/24 - MBIA Insured

       3,000 Madison Suburban Utility District, Tennessee, Water Revenue   2/08 at 100.00       AAA        3,125,520
              Refunding Bonds, Series 1995, 5.000%, 2/01/19 - MBIA
              Insured

       5,000 Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds,  10/12 at 100.00        AA        5,327,900
              Series 2002, 5.000%, 10/01/21

       1,000 Milcrofton Utility District, Williamson County, Tennessee,    2/06 at 102.00       N/R        1,002,830
              Junior Lien Waterworks Revenue Refunding Bonds, Series
              1996, 6.000%, 2/01/24

             Rutherford County Consolidated Utility District, Tennessee,
             Waterworks Revenue Bonds, Series 2004:
       1,295  5.000%, 2/01/20 - MBIA Insured                               2/14 at 102.00       Aaa        1,411,770
       1,300  5.000%, 2/01/22 - MBIA Insured                               2/14 at 100.00       Aaa        1,406,626

       1,220 South Blount County Utility District, Tennessee, Waterworks  12/12 at 100.00       Aaa        1,326,798
              Revenue Bonds, Series 2002, 5.000%, 12/01/17 - FGIC Insured

       2,000 White House Utility District, Robertson and Sumner            1/11 at 100.00       Aaa        2,106,200
              Counties, Tennessee, Water and Sewerage Revenue Refunding
              Bonds, Series 2001, 5.125%, 1/01/26 - FSA Insured

       1,500 Wilson County Water and Wastewater Authority, Tennessee,      3/08 at 102.00      Baa1        1,604,190
              Waterworks Revenue Refunding and Improvement Bonds, Series
              1993, 6.000%, 3/01/14
--------------------------------------------------------------------------------------------------------------------
   $ 330,040 Total Long-Term Investments (cost $319,340,816) - 98.6%                                     339,847,900
--------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.4%

       1,300 Puerto Rico Government Development Bank, Adjustable                                A-1        1,300,000
              Refunding Bonds, Variable Rate Obligations, Series 1985,
              2.850%, 12/01/15 - MBIA Insured +
--------------------------------------------------------------------------------------------------------------------
   $   1,300 Total Short-Term Investments (cost $1,300,000)                                                1,300,000
--------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $320,640,816) - 99.0%                                               341,147,900
             -------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.0%                                                          3,599,931
             -------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $    344,747,831
             -------------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
34

Statement of Assets and Liabilities
May 31, 2005

                                               Georgia     Louisiana North Carolina      Tennessee
--------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost
 $148,745,146,
 $112,689,755, $207,995,485 and
 $320,640,816, respectively)             $159,987,206  $119,126,250    $221,737,890  $341,147,900
Cash                                          637,568       363,404       1,224,279     1,891,178
Receivables:
 Interest                                   2,699,083     1,769,121       3,532,217     4,028,855
 Investments sold                              31,169     1,490,000         612,000        10,000
 Shares sold                                  277,730        34,896         578,628       595,144
Other assets                                      340           249             572        20,642
--------------------------------------------------------------------------------------------------
   Total assets                           163,633,096   122,783,920     227,685,586   347,693,719
--------------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                             --     3,470,453              --     1,328,977
 Shares redeemed                               30,400       106,835         153,048       135,063
Accrued expenses:
 Management fees                               73,939        54,364         102,399       154,156
 12b-1 distribution and service fees           50,117        37,369          63,943        91,533
 Other                                         50,103        33,523          63,807       104,067
Dividends payable                             553,058       386,161         753,686     1,132,092
--------------------------------------------------------------------------------------------------
   Total liabilities                          757,617     4,088,705       1,136,883     2,945,888
--------------------------------------------------------------------------------------------------
Net assets                               $162,875,479  $118,695,215    $226,548,703  $344,747,831
--------------------------------------------------------------------------------------------------
Class A Shares
Net assets                               $115,350,926  $ 87,348,049    $174,514,672  $276,605,641
Shares outstanding                         10,199,369     7,583,448      16,285,339    23,988,137
Net asset value per share                $      11.31  $      11.52    $      10.72  $      11.53
Offering price per share (net asset
 value per share plus maximum sales
 charge of 4.20% of offering price)      $      11.81  $      12.03    $      11.19  $      12.04
--------------------------------------------------------------------------------------------------
Class B Shares
Net assets                               $ 16,776,343  $ 17,053,410    $ 21,145,532  $ 20,965,512
Shares outstanding                          1,479,883     1,481,706       1,969,856     1,816,226
Net asset value and offering price per
 share                                   $      11.34  $      11.51    $      10.73  $      11.54
--------------------------------------------------------------------------------------------------
Class C Shares
Net assets                               $ 27,257,141  $ 13,984,976    $ 27,697,833  $ 44,781,892
Shares outstanding                          2,415,498     1,216,841       2,585,318     3,883,150
Net asset value and offering price per
 share                                   $      11.28  $      11.49    $      10.71  $      11.53
--------------------------------------------------------------------------------------------------
Class R Shares
Net assets                               $  3,491,069  $    308,780    $  3,190,666  $  2,394,786
Shares outstanding                            309,327        26,676         297,139       207,645
Net asset value and offering price per
 share                                   $      11.29  $      11.58    $      10.74  $      11.53
--------------------------------------------------------------------------------------------------

Net Assets Consist of:
--------------------------------------------------------------------------------------------------
Capital paid-in                          $151,558,482  $112,002,757    $212,006,147  $324,208,625
Undistributed (Over-distribution of)
 net investment income                       (218,797)     (111,167)       (247,016)     (502,170)
Accumulated net realized gain from
 investments                                  293,734       367,130       1,047,167       534,292
Net unrealized appreciation of
 investments                               11,242,060     6,436,495      13,742,405    20,507,084
--------------------------------------------------------------------------------------------------
Net assets                               $162,875,479  $118,695,215    $226,548,703  $344,747,831
--------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
35

Statement of Operations
Year Ended May 31, 2005

                                              Georgia   Louisiana North Carolina     Tennessee
----------------------------------------------------------------------------------------------
Investment Income                        $ 8,122,109  $5,998,905     $11,092,725  $17,171,535
----------------------------------------------------------------------------------------------
Expenses
Management fees                              864,166     631,067       1,191,110    1,802,292
12b-1 service fees - Class A                 227,839     167,687         341,015      544,369
12b-1 distribution and service fees -
 Class B                                     163,334     170,924         202,027      202,969
12b-1 distribution and service fees -
 Class C                                     190,504     104,337         197,556      319,436
Shareholders' servicing agent fees and
 expenses                                     79,906      52,149         105,997      149,656
Custodian's fees and expenses                 50,182      43,989          64,130       92,049
Trustees' fees and expenses                    3,642       2,658           5,878        7,901
Professional fees                             13,476      11,861          16,409       22,307
Shareholders' reports - printing and
 mailing expenses                             27,588      14,176          35,149       47,140
Federal and state registration fees            4,345       3,539           4,421        6,600
Other expenses                                 6,525       5,453           8,378       12,660
----------------------------------------------------------------------------------------------
Total expenses before custodian fee
 credit                                    1,631,507   1,207,840       2,172,070    3,207,379
 Custodian fee credit                        (10,692)    (10,722)        (16,779)     (12,328)
----------------------------------------------------------------------------------------------
Net expenses                               1,620,815   1,197,118       2,155,291    3,195,051
----------------------------------------------------------------------------------------------
Net investment income                      6,501,294   4,801,787       8,937,434   13,976,484
----------------------------------------------------------------------------------------------
Realized and Unrealized Gain
Net realized gain from investments           479,977   1,081,773       1,167,506    1,096,842
Net change in unrealized appreciation
 (depreciation) of investments             6,430,042   3,095,714       6,177,376   11,082,936
----------------------------------------------------------------------------------------------
Net realized and unrealized gain           6,910,019   4,177,487       7,344,882   12,179,778
----------------------------------------------------------------------------------------------
Net increase in net assets from
 operations                              $13,411,313  $8,979,274     $16,282,316  $26,156,262
----------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
36

Statement of Changes in Net Assets

                                                   Georgia                    Louisiana
                                         --------------------------  --------------------------
                                            Year Ended    Year Ended    Year Ended    Year Ended
                                               5/31/05       5/31/04       5/31/05       5/31/04
------------------------------------------------------------------------------------------------
Operations
Net investment income                    $  6,501,294  $  6,966,492  $  4,801,787  $  5,225,598
Net realized gain (loss) from
 investments                                  479,977      (169,575)    1,081,773     1,276,475
Net change in unrealized appreciation
 (depreciation) of investments              6,430,042    (7,496,320)    3,095,714    (8,791,877)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                           13,411,313      (699,403)    8,979,274    (2,289,804)
------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                   (4,922,826)   (4,973,949)   (3,640,256)   (3,802,993)
 Class B                                     (612,136)     (692,266)     (650,371)     (777,362)
 Class C                                     (958,043)   (1,046,305)     (531,627)     (639,899)
 Class R                                     (142,013)     (129,712)      (12,376)       (7,427)
From accumulated net realized gains
 from investments:
 Class A                                           --            --            --            --
 Class B                                           --            --            --            --
 Class C                                           --            --            --            --
 Class R                                           --            --            --            --
------------------------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders             (6,635,018)   (6,842,232)   (4,834,630)   (5,227,681)
------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares               17,840,348    19,422,497    12,978,064     9,536,206
Proceeds from shares issued to
 shareholders due to reinvestment of
 distributions                              2,768,129     2,672,207     1,716,528     1,840,802
------------------------------------------------------------------------------------------------
                                           20,608,477    22,094,704    14,694,592    11,377,008
Cost of shares redeemed                   (21,428,595)  (27,786,678)  (14,815,384)  (25,907,606)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions                (820,118)   (5,691,974)     (120,792)  (14,530,598)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets       5,956,177   (13,233,609)    4,023,852   (22,048,083)
Net assets at the beginning of year       156,919,302   170,152,911   114,671,363   136,719,446
------------------------------------------------------------------------------------------------
Net assets at the end of year            $162,875,479  $156,919,302  $118,695,215  $114,671,363
------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of)
 net investment income at the end of
 year                                    $   (218,797) $    (83,217) $   (111,167) $    (75,244)
------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
37

                                                                                    North Carolina
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    5/31/05       5/31/04
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $  8,937,434  $  9,294,072
Net realized gain (loss) from investments                                        1,167,506       345,135
Net change in unrealized appreciation (depreciation) of investments              6,177,376   (11,013,083)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                           16,282,316    (1,373,876)
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                       (7,201,323)   (7,354,679)
  Class B                                                                         (733,443)     (833,299)
  Class C                                                                         (959,993)     (988,015)
  Class R                                                                         (134,741)     (114,976)
From accumulated net realized gains from investments:
  Class A                                                                          (21,693)           --
  Class B                                                                           (2,694)           --
  Class C                                                                           (3,281)           --
  Class R                                                                             (407)           --
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                       (9,057,575)   (9,290,969)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                    21,567,958    26,831,432
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                                4,446,725     4,560,984
----------------------------------------------------------------------------------------------------------
                                                                                26,014,683    31,392,416
Cost of shares redeemed                                                        (23,881,632)  (33,547,606)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions               2,133,051    (2,155,190)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                            9,357,792   (12,820,035)
Net assets at the beginning of year                                            217,190,911   230,010,946
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $226,548,703  $217,190,911
----------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $   (247,016) $   (108,172)
----------------------------------------------------------------------------------------------------------

                                                                                       Tennessee
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    5/31/05       5/31/04
---------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $ 13,976,484  $ 15,006,645
Net realized gain (loss) from investments                                        1,096,842        70,428
Net change in unrealized appreciation (depreciation) of investments             11,082,936   (16,605,150)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                           26,156,262    (1,528,077)
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                      (11,785,551)  (12,539,770)
  Class B                                                                         (768,508)     (871,306)
  Class C                                                                       (1,618,568)   (1,690,914)
  Class R                                                                          (94,688)      (73,401)
From accumulated net realized gains from investments:
  Class A                                                                         (515,139)     (102,022)
  Class B                                                                          (40,775)       (8,594)
  Class C                                                                          (80,370)      (15,403)
  Class R                                                                           (3,735)         (595)
---------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (14,907,334)  (15,302,005)
---------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                    27,414,643    40,262,273
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                                6,069,501     6,014,912
---------------------------------------------------------------------------------------------------------
                                                                                33,484,144    46,277,185
Cost of shares redeemed                                                        (35,705,285)  (40,785,767)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions              (2,221,141)    5,491,418
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                            9,027,787   (11,338,664)
Net assets at the beginning of year                                            335,720,044   347,058,708
---------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $344,747,831  $335,720,044
---------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $   (502,170) $   (209,482)
---------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
38

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Georgia Municipal Bond Fund ("Georgia"), Nuveen Louisiana Municipal Bond Fund ("Louisiana"), Nuveen North Carolina Municipal Bond Fund ("North Carolina") and Nuveen Tennessee Municipal Bond Fund ("Tennessee") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2005, Louisiana and Tennessee had outstanding when-issued purchase commitments of $3,470,453 and $1,328,977, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An


----
39
investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended May 31, 2005, Tennessee invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Georgia, Louisiana and North Carolina did not invest in any such instruments during the fiscal year ended May 31, 2005.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
40

2. Fund Shares

Transactions in Fund shares were as follows:

                                            Georgia
                      ---------------------------------------------------
                              Year Ended                                            Year Ended
                               5/31/05                                                5/31/04
                      -------------------------                              ------------------------
                            Shares        Amount                                  Shares        Amount
     -------------------------------------------------------------------------------------------------
     Shares
      sold:
      Class A             939,759  $ 10,485,533                               1,105,938  $ 12,265,159
      Class B              70,699       788,785                                 149,168     1,651,984
      Class C             537,057     5,967,180                                 489,417     5,429,775
      Class R              54,048       598,850                                   6,817        75,579
     Shares
      issued
      to
      shareholders
      due to
      reinvestment of
      distributions:
      Class A             190,644     2,114,691                                 177,516     1,967,120
      Class B              20,393       226,554                                  24,904       276,489
      Class C              29,321       324,636                                  30,061       332,398
      Class R               9,233       102,248                                   8,701        96,200
     -------------------------------------------------------------------------------------------------
                        1,851,154    20,608,477                               1,992,522    22,094,704
     -------------------------------------------------------------------------------------------------
     Shares
      redeemed:
      Class A         (1,276,057)   (14,195,819)                             (1,372,927)  (15,187,975)
      Class B           (244,500)    (2,710,065)                               (338,840)   (3,733,858)
      Class C           (397,704)    (4,397,838)                               (781,344)   (8,554,903)
      Class R            (11,255)      (124,873)                                (28,300)     (309,942)
     -------------------------------------------------------------------------------------------------
                       (1,929,516)  (21,428,595)                             (2,521,411)  (27,786,678)
     -------------------------------------------------------------------------------------------------
     Net
      increase
      (decrease)          (78,362) $   (820,118)                               (528,889) $ (5,691,974)
     -------------------------------------------------------------------------------------------------

                                           Louisiana
                      ---------------------------------------------------
                              Year Ended                                            Year Ended
                               5/31/05                                                5/31/04
                      -------------------------                              ------------------------
                            Shares        Amount                                  Shares        Amount
     -------------------------------------------------------------------------------------------------
     Shares
      sold:
      Class A             894,714  $ 10,209,040                                 640,071  $  7,371,305
      Class A
        -
        automatic
        conversion
        of
        Class
        B
        shares              7,547        86,265                                      --            --
      Class B              24,597       279,296                                  68,969       789,580
      Class C             202,831     2,305,485                                 112,948     1,291,321
      Class R               8,589        97,978                                   7,233        84,000
     Shares
      issued
      to
      shareholders
      due to
      reinvestment of
      distributions:
      Class A             116,444     1,320,750                                 116,888     1,333,139
      Class B              18,243       206,672                                  23,005       262,391
      Class C              15,739       177,920                                  20,910       238,176
      Class R                 981        11,186                                     619         7,096
     -------------------------------------------------------------------------------------------------
                        1,289,685    14,694,592                                 990,643    11,377,008
     -------------------------------------------------------------------------------------------------
     Shares
      redeemed:
      Class A            (743,496)   (8,412,603)                             (1,487,947)  (16,853,677)
      Class B            (265,886)   (3,004,774)                               (350,682)   (3,952,768)
      Class B
        -
        automatic
        conversion
        to
        Class
        A
        shares             (7,554)      (86,265)                                     --            --
      Class C            (290,682)   (3,286,527)                               (451,878)   (5,098,661)
      Class R              (2,183)      (25,215)                                   (211)       (2,500)
     -------------------------------------------------------------------------------------------------
                       (1,309,801)  (14,815,384)                             (2,290,718)  (25,907,606)
     -------------------------------------------------------------------------------------------------
     Net
      increase
      (decrease)          (20,116) $   (120,792)                             (1,300,075) $(14,530,598)
     -------------------------------------------------------------------------------------------------


----
41

                                         North Carolina
                       --------------------------------------------------
                              Year Ended                Year Ended
                                5/31/05                   5/31/04
                       ------------------------  ------------------------
                            Shares        Amount      Shares        Amount
      --------------------------------------------------------------------
      Shares
       sold:
       Class A          1,487,460  $ 15,786,020   1,834,596  $ 19,461,768
       Class A
         -
         automatic
         conversion
         of
         Class
         B
         shares             3,864        41,192          --            --
       Class B             99,759     1,051,834     183,712     1,958,659
       Class C            407,004     4,323,139     441,320     4,711,452
       Class R             34,516       365,773      65,717       699,553
      Shares
       issued
       to
       shareholders
       due to
       reinvestment of
       distributions:
       Class A            343,405     3,628,302     347,101     3,683,752
       Class B             29,337       310,359      33,362       354,635
       Class C             41,214       435,273      42,610       451,840
       Class R              6,876        72,791       6,658        70,757
      --------------------------------------------------------------------
                        2,453,435    26,014,683   2,955,076    31,392,416
      --------------------------------------------------------------------
      Shares
       redeemed:
       Class A         (1,729,064)  (18,230,248) (2,175,808)  (22,928,994)
       Class B           (185,232)   (1,960,284)   (488,123)   (5,164,044)
       Class B
         -
         automatic
         conversion
         to
         Class
         A
         shares            (3,857)      (41,192)         --            --
       Class C           (331,247)   (3,498,864)   (492,085)   (5,158,963)
       Class R           (14,114)      (151,044)    (28,105)     (295,605)
      --------------------------------------------------------------------
                       (2,263,514)  (23,881,632) (3,184,121)  (33,547,606)
      --------------------------------------------------------------------
      Net
       increase
       (decrease)         189,921  $  2,133,051    (229,045) $ (2,155,190)
      --------------------------------------------------------------------

                                                                         Tennessee
                                                    --------------------------------------------------
                                                           Year Ended                Year Ended
                                                             5/31/05                   5/31/04
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             1,701,099 $ 19,437,332   2,538,195  $ 28,989,395
  Class A - automatic conversion of Class B shares       16,668      190,777          --            --
  Class B                                                91,275    1,044,667     303,895     3,476,476
  Class C                                               544,216    6,228,957     591,894     6,775,519
  Class R                                                44,842      512,910      90,047     1,020,883
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                               444,886    5,061,530     441,130     5,033,052
  Class B                                                36,424      415,092      35,917       410,227
  Class C                                                46,991      534,850      47,177       538,658
  Class R                                                 5,093       58,029       2,888        32,975
-------------------------------------------------------------------------------------------------------
                                                      2,931,494   33,484,144   4,051,143    46,277,185
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (2,413,597)  (27,427,110) (2,673,059)  (30,378,064)
  Class B                                             (252,434)   (2,873,075)   (331,037)   (3,749,342)
  Class B - automatic conversion to Class A shares     (16,639)     (190,777)         --            --
  Class C                                             (425,776)   (4,848,145)   (577,794)   (6,574,250)
  Class R                                              (32,015)     (366,178)     (7,455)      (84,111)
-------------------------------------------------------------------------------------------------------
                                                    (3,140,461)  (35,705,285) (3,589,345)  (40,785,767)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                               (208,967) $ (2,221,141)    461,798  $  5,491,418
-------------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended May 31, 2005, were as follows:

                             Georgia   Louisiana North Carolina   Tennessee
    -----------------------------------------------------------------------
    Purchases            $15,630,335 $27,070,399    $39,805,222 $32,577,608
    Sales and maturities  16,017,197  25,069,269     42,182,065  31,508,682
    -----------------------------------------------------------------------


----
42

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At May 31, 2005, the cost of investments was as follows:

                         Georgia    Louisiana North Carolina    Tennessee
-------------------------------------------------------------------------
Cost of investments $148,743,873 $112,665,124   $207,894,057 $320,533,313
-------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2005, were as follows:

                                               Georgia   Louisiana North Carolina     Tennessee
-----------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $11,456,271 $6,690,151     $13,862,836  $20,875,250
  Depreciation                               (212,938)   (229,025)        (19,003)    (260,663)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments $11,243,333 $6,461,126     $13,843,833  $20,614,587
-----------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at May 31, 2005, were as follows:

                                          Georgia  Louisiana North Carolina Tennessee
-------------------------------------------------------------------------------------
Undistributed net tax-exempt income*      $333,048  $235,446     $  405,241  $522,420
Undistributed net ordinary income**             --    14,893             --        --
Undistributed net long-term capital gains  293,734   367,130      1,047,166   534,292
-------------------------------------------------------------------------------------

*Undistributed net tax exempt income (on a tax basis) has not been reduced for the dividend declared on May 9, 2005, paid on June 1, 2005.
**Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended May 31, 2005 and May 31, 2004, was designated for purposes of the dividends paid deduction as follows:

2005                                              Georgia  Louisiana North Carolina   Tennessee
-----------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $6,633,594 $4,855,404     $9,036,501 $14,327,081
Distributions from net ordinary income**               --     13,213         19,926      59,166
Distributions from net long-term capital gains         --         --         28,075     627,162
-----------------------------------------------------------------------------------------------

2004                                              Georgia  Louisiana North Carolina   Tennessee
-----------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $6,868,254 $5,271,316     $9,285,456 $15,220,220
Distributions from net ordinary income**               --         --             --         528
Distributions from net long-term capital gains         --         --             --     126,614
-----------------------------------------------------------------------------------------------

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.


5. Management Fee and Other Transactions with Affiliates

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by the Adviser, or its predecessor and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a fund paying


----
43
management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As of June 30, 2005, the complex-level fee rate was .1900%; that is the funds' effective management fees were reduced by approximately .0100%.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .3500%
              For the next $125 million                    .3375
              For the next $250 million                    .3250
              For the next $500 million                    .3125
              For the next $1 billion                      .3000
              For the next $3 billion                      .2750
              For net assets over $5 billion               .2500
              ---------------------------------------------------

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        ----------------------------------------------------------------
        For the first $55 billion                                 .2000%
        For the next $1 billion                                   .1800
        For the next $1 billion                                   .1600
        For the next $3 billion                                   .1425
        For the next $3 billion                                   .1325
        For the next $3 billion                                   .1250
        For the next $5 billion                                   .1200
        For the next $5 billion                                   .1175
        For the next $15 billion                                  .1150
        For Managed Assets over $91 billion/(2)/                  .1400
        ----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Management Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .5500%
              For the next $125 million                    .5375
              For the next $250 million                    .5250
              For the next $500 million                    .5125
              For the next $1 billion                      .5000
              For the next $3 billion                      .4750
              For net assets over $5 billion               .4500
              ---------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser may voluntarily reimburse expenses in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.


----
44

During the fiscal year ended May 31, 2005, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                        Georgia Louisiana North Carolina Tennessee
----------------------------------------------------------------------------------
Sales charges collected (unaudited)    $203,228  $149,425       $175,727  $494,367
Paid to authorized dealers (unaudited)  173,547   136,712        151,170   427,065
----------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                   Georgia Louisiana North Carolina Tennessee
   --------------------------------------------------------------------------
   Commission advances (unaudited) $92,684   $90,754        $81,424  $123,427
   --------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2005, the Distributor retained such 12b-1 fees as follows:

                                   Georgia Louisiana North Carolina Tennessee
  ---------------------------------------------------------------------------
  12b-1 fees retained (unaudited) $179,849  $147,789       $190,223  $197,337
  ---------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2005, as follows:

                                Georgia Louisiana North Carolina Tennessee
      --------------------------------------------------------------------
      CDSC retained (unaudited) $49,065   $22,147        $26,059   $32,238
      --------------------------------------------------------------------

6. Announcement Regarding Parent Company of Adviser

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. The settlement of transactions (C) and (D) above would likely be deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which would result in the automatic termination of each agreement under the 1940 Act. The Board of Trustees will consider approval of new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders. Those agreements, if approved by a Fund's shareholders, would take effect upon such approval. There can be no assurance that these approvals will be obtained.

7. Subsequent Event - Distributions to Shareholders
The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 2005, to shareholders of record on June 9, 2005, as follows:

                             Georgia Louisiana North Carolina Tennessee
         --------------------------------------------------------------
         Dividend per share:
           Class A            $.0400    $.0390         $.0370    $.0390
           Class B             .0330     .0320          .0300     .0320
           Class C             .0350     .0340          .0320     .0340
           Class R             .0420     .0410          .0385     .0410
         --------------------------------------------------------------


----
45

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                    --------


GEORGIA




                                      Net
           Beginning       Net  Realized/             Net                  Ending              Ending
                 Net   Invest- Unrealized         Invest-                     Net                 Net
Year Ended     Asset      ment       Gain            ment  Capital          Asset     Total    Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)
------------------------------------------------------------------------------------------------------
Class A (3/86)
  2005        $10.84      $.47      $ .48  $ .95    $(.48)   $  --  $(.48) $11.31      8.92% $115,351
  2004         11.34       .49       (.51)  (.02)    (.48)      --   (.48)  10.84      (.17)  112,106
  2003         10.74       .49        .64   1.13     (.49)    (.04)  (.53)  11.34     10.78   118,307
  2002         10.66       .52        .08    .60     (.52)      --   (.52)  10.74      5.71   113,054
  2001         10.01       .53        .64   1.17     (.52)      --   (.52)  10.66     11.90   107,606
Class B (2/97)
  2005         10.86       .39        .49    .88     (.40)      --   (.40)  11.34      8.19    16,776
  2004         11.36       .41       (.51)  (.10)    (.40)      --   (.40)  10.86      (.92)   17,738
  2003         10.76       .41        .64   1.05     (.41)    (.04)  (.45)  11.36      9.92    20,425
  2002         10.67       .44        .09    .53     (.44)      --   (.44)  10.76      4.91    17,341
  2001         10.02       .45        .65   1.10     (.45)      --   (.45)  10.67     11.17    15,392
Class C (1/94)
  2005         10.81       .41        .48    .89     (.42)      --   (.42)  11.28      8.36    27,257
  2004         11.31       .43       (.51)  (.08)    (.42)      --   (.42)  10.81      (.71)   24,293
  2003         10.73       .43        .62   1.05     (.43)    (.04)  (.47)  11.31     10.00    28,367
  2002         10.64       .46        .09    .55     (.46)      --   (.46)  10.73      5.24    25,016
  2001          9.99       .47        .64   1.11     (.46)      --   (.46)  10.64     11.29    19,497
Class R (2/97)
  2005         10.81       .49        .49    .98     (.50)      --   (.50)  11.29      9.24     3,491
  2004         11.31       .51       (.51)    --     (.50)      --   (.50)  10.81      (.01)    2,782
  2003         10.71       .51        .64   1.15     (.51)    (.04)  (.55)  11.31     10.99     3,054
  2002         10.63       .52        .10    .62     (.54)      --   (.54)  10.71      5.91     2,788
  2001          9.98       .55        .64   1.19     (.54)      --   (.54)  10.63     12.13     1,119
------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
GEORGIA    -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (3/86)
  2005          .86%    4.23%      .86%    4.23%      .85%    4.24%        10%
  2004          .86     4.41       .86     4.41       .85     4.41         19
  2003          .88     4.43       .88     4.43       .87     4.44         15
  2002          .91     4.77       .91     4.77       .89     4.79         41
  2001          .94     5.04       .94     5.04       .94     5.04         14
Class B (2/97)
  2005         1.61     3.48      1.61     3.48      1.60     3.49         10
  2004         1.61     3.66      1.61     3.66      1.60     3.66         19
  2003         1.63     3.68      1.63     3.68      1.62     3.70         15
  2002         1.66     4.02      1.66     4.02      1.64     4.03         41
  2001         1.70     4.28      1.70     4.28      1.69     4.28         14
Class C (1/94)
  2005         1.41     3.68      1.41     3.68      1.40     3.68         10
  2004         1.41     3.86      1.41     3.86      1.40     3.86         19
  2003         1.43     3.88      1.43     3.88      1.42     3.89         15
  2002         1.46     4.22      1.46     4.22      1.45     4.23         41
  2001         1.49     4.49      1.49     4.49      1.49     4.49         14
Class R (2/97)
  2005          .66     4.42       .66     4.42       .65     4.43         10
  2004          .66     4.61       .66     4.61       .65     4.61         19
  2003          .68     4.63       .68     4.63       .67     4.65         15
  2002          .72     4.92       .72     4.92       .71     4.93         41
  2001          .76     5.22       .76     5.22       .75     5.22         14
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
46

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations       Less Distributions
                     ---------------------------  ----------------------                    -------


LOUISIANA




                                      Net
           Beginning       Net  Realized/             Net                 Ending             Ending
                 Net   Invest- Unrealized         Invest-                    Net                Net
Year Ended     Asset      ment       Gain            ment  Capital         Asset     Total   Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)    (000)
----------------------------------------------------------------------------------------------------
Class A (9/89)
  2005        $11.11      $.49      $ .41  $ .90    $(.49)    $ -- $(.49) $11.52      8.28% $87,348
  2004         11.76       .51       (.66)  (.15)    (.50)      --  (.50)  11.11     (1.25)  81,164
  2003         11.15       .52        .62   1.14     (.53)      --  (.53)  11.76     10.45   94,545
  2002         11.06       .54        .09    .63     (.54)      --  (.54)  11.15      5.78   89,435
  2001         10.27       .55        .78   1.33     (.54)      --  (.54)  11.06     13.20   84,424
Class B (2/97)
  2005         11.10       .41        .41    .82     (.41)      --  (.41)  11.51      7.49   17,053
  2004         11.75       .42       (.65)  (.23)    (.42)      --  (.42)  11.10     (2.06)  19,004
  2003         11.14       .43        .62   1.05     (.44)      --  (.44)  11.75      9.74   23,169
  2002         11.05       .46        .09    .55     (.46)      --  (.46)  11.14      5.00   22,011
  2001         10.27       .47        .78   1.25     (.47)      --  (.47)  11.05     12.29   20,753
Class C (2/94)
  2005         11.08       .43        .41    .84     (.43)      --  (.43)  11.49      7.73   13,985
  2004         11.74       .44       (.66)  (.22)    (.44)      --  (.44)  11.08     (1.86)  14,287
  2003         11.13       .46        .62   1.08     (.47)      --  (.47)  11.74      9.89   18,868
  2002         11.04       .48        .09    .57     (.48)      --  (.48)  11.13      5.22   20,909
  2001         10.26       .49        .77   1.26     (.48)      --  (.48)  11.04     12.49   19,887
Class R (2/97)
  2005         11.16       .51        .43    .94     (.52)      --  (.52)  11.58      8.56      309
  2004         11.82       .53       (.66)  (.13)    (.53)      --  (.53)  11.16     (1.12)     215
  2003         11.16       .54        .67   1.21     (.55)      --  (.55)  11.82     11.12      138
  2002         11.06       .57        .09    .66     (.56)      --  (.56)  11.16      6.09       65
  2001         10.27       .57        .79   1.36     (.57)      --  (.57)  11.06     13.42      656
----------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
                                 Before Credit/         After          After Credit/
                                 Reimbursement     Reimbursement(c)   Reimbursement(d)
LOUISIANA                      -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (9/89)
  2005          .86%    4.31%      .86%    4.31%      .85%    4.32%        22%
  2004          .87     4.43       .87     4.43       .86     4.44         12
  2003          .87     4.54       .87     4.54       .86     4.55         11
  2002          .87     4.82       .87     4.82       .86     4.83         13
  2001          .88     5.07       .88     5.07       .87     5.08         18
Class B (2/97)
  2005         1.61     3.56      1.61     3.56      1.60     3.57         22
  2004         1.62     3.68      1.62     3.68      1.61     3.69         12
  2003         1.62     3.79      1.62     3.79      1.61     3.80         11
  2002         1.62     4.07      1.62     4.07      1.61     4.08         13
  2001         1.63     4.32      1.63     4.32      1.62     4.33         18
Class C (2/94)
  2005         1.41     3.76      1.41     3.76      1.40     3.77         22
  2004         1.42     3.88      1.42     3.88      1.41     3.89         12
  2003         1.42     3.99      1.42     3.99      1.41     4.00         11
  2002         1.42     4.27      1.42     4.27      1.41     4.28         13
  2001         1.43     4.52      1.43     4.52      1.42     4.53         18
Class R (2/97)
  2005          .66     4.50       .66     4.50       .65     4.51         22
  2004          .67     4.63       .67     4.63       .66     4.63         12
  2003          .67     4.73       .67     4.73       .66     4.74         11
  2002          .68     5.07       .68     5.07       .67     5.08         13
  2001          .69     5.28       .69     5.28       .68     5.29         18
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
47

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations       Less Distributions
                     ---------------------------  ----------------------                    --------


NORTH CAROLINA




                                      Net
           Beginning       Net  Realized/             Net                 Ending              Ending
                 Net   Invest- Unrealized         Invest-                    Net                 Net
Year Ended     Asset      ment       Gain            ment  Capital         Asset     Total    Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------
Class A (3/86)
  2005        $10.37      $.44      $ .36  $ .80    $(.45)     $-- $(.45) $10.72      7.83% $174,515
  2004         10.86       .46       (.49)  (.03)    (.46)      --  (.46)  10.37      (.31)  167,738
  2003         10.24       .46        .62   1.08     (.46)      --  (.46)  10.86     10.82   175,654
  2002         10.15       .48        .10    .58     (.49)      --  (.49)  10.24      5.81   162,422
  2001          9.49       .50        .66   1.16     (.50)      --  (.50)  10.15     12.41   160,578
Class B (2/97)
  2005         10.38       .36        .36    .72     (.37)      --  (.37)  10.73      7.00    21,146
  2004         10.88       .38       (.50)  (.12)    (.38)      --  (.38)  10.38     (1.13)   21,075
  2003         10.26       .38        .63   1.01     (.39)      --  (.39)  10.88      9.99    25,027
  2002         10.16       .41        .10    .51     (.41)      --  (.41)  10.26      5.11    21,404
  2001          9.51       .42        .66   1.08     (.43)      --  (.43)  10.16     11.46    16,626
Class C (10/93)
  2005         10.36       .38        .36    .74     (.39)      --  (.39)  10.71      7.23    27,698
  2004         10.85       .40       (.49)  (.09)    (.40)      --  (.40)  10.36      (.88)   25,576
  2003         10.23       .40        .62   1.02     (.40)      --  (.40)  10.85     10.21    26,876
  2002         10.14       .43        .09    .52     (.43)      --  (.43)  10.23      5.20    22,077
  2001          9.48       .44        .66   1.10     (.44)      --  (.44)  10.14     11.80    18,238
Class R (2/97)
  2005         10.38       .46        .37    .83     (.47)      --  (.47)  10.74      8.11     3,191
  2004         10.87       .48       (.50)  (.02)    (.47)      --  (.47)  10.38      (.14)    2,802
  2003         10.25       .48        .62   1.10     (.48)      --  (.48)  10.87     11.00     2,453
  2002         10.16       .50        .10    .60     (.51)      --  (.51)  10.25      5.99     1,691
  2001          9.50       .52        .66   1.18     (.52)      --  (.52)  10.16     12.60     1,658
-----------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
                       Before Credit/         After          After Credit/
                       Reimbursement     Reimbursement(c)   Reimbursement(d)
NORTH CAROLINA       -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (3/86)
  2005          .85%    4.17%      .85%    4.17%      .84%    4.18%        18%
  2004          .86     4.30       .86     4.30       .85     4.31         16
  2003          .86     4.37       .86     4.37       .85     4.38         17
  2002          .90     4.71       .90     4.71       .90     4.71         15
  2001          .95     4.96       .95     4.96       .94     4.97         12
Class B (2/97)
  2005         1.60     3.42      1.60     3.42      1.59     3.43         18
  2004         1.61     3.55      1.61     3.55      1.60     3.56         16
  2003         1.61     3.62      1.61     3.62      1.60     3.63         17
  2002         1.66     3.96      1.66     3.96      1.65     3.96         15
  2001         1.70     4.20      1.70     4.20      1.69     4.21         12
Class C (10/93)
  2005         1.40     3.62      1.40     3.62      1.39     3.62         18
  2004         1.41     3.75      1.41     3.75      1.40     3.76         16
  2003         1.41     3.82      1.41     3.82      1.40     3.83         17
  2002         1.46     4.16      1.46     4.16      1.45     4.16         15
  2001         1.50     4.41      1.50     4.41      1.49     4.42         12
Class R (2/97)
  2005          .65     4.36       .65     4.36       .64     4.37         18
  2004          .66     4.50       .66     4.50       .65     4.51         16
  2003          .66     4.57       .66     4.57       .65     4.58         17
  2002          .70     4.90       .70     4.90       .70     4.91         15
  2001          .75     5.16       .75     5.16       .74     5.17         12
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
48

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                     --------


TENNESSEE




                                      Net
           Beginning       Net  Realized/             Net                   Ending              Ending
                 Net   Invest- Unrealized         Invest-                      Net                 Net
Year Ended     Asset      ment       Gain            ment  Capital           Asset     Total    Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains   Total   Value Return(b)     (000)
-------------------------------------------------------------------------------------------------------
Class A (11/87)
  2005        $11.15      $.48      $ .41  $ .89    $(.49)   $(.02) $(.51) $11.53       8.18% $276,606
  2004         11.71       .51       (.55)  (.04)    (.52)      --   (.52)  11.15       (.33)  270,281
  2003         11.06       .53        .67   1.20     (.54)    (.01)  (.55)  11.71      11.09   280,171
  2002         10.93       .55        .13    .68     (.55)      --   (.55)  11.06       6.35   267,498
  2001         10.34       .56        .58   1.14     (.55)      --   (.55)  10.93      11.18   250,583
Class B (2/97)
  2005         11.16       .40        .41    .81     (.41)    (.02)  (.43)  11.54       7.38    20,966
  2004         11.72       .43       (.56)  (.13)    (.43)      --   (.43)  11.16      (1.06)   21,854
  2003         11.07       .45        .67   1.12     (.46)    (.01)  (.47)  11.72      10.27    22,843
  2002         10.94       .47        .13    .60     (.47)      --   (.47)  11.07       5.54    19,320
  2001         10.35       .48        .58   1.06     (.47)      --   (.47)  10.94      10.36    14,861
Class C (10/93)
  2005         11.15       .42        .41    .83     (.43)    (.02)  (.45)  11.53       7.61    44,782
  2004         11.71       .45       (.55)  (.10)    (.46)      --   (.46)  11.15       (.86)   41,469
  2003         11.06       .47        .67   1.14     (.48)    (.01)  (.49)  11.71      10.47    42,825
  2002         10.94       .49        .12    .61     (.49)      --   (.49)  11.06       5.68    28,650
  2001         10.34       .50        .59   1.09     (.49)      --   (.49)  10.94      10.67    23,118
Class R (2/97)
  2005         11.15       .51        .41    .92     (.52)    (.02)  (.54)  11.53       8.39     2,395
  2004         11.71       .53       (.55)  (.02)    (.54)      --   (.54)  11.15       (.12)    2,116
  2003         11.06       .55        .67   1.22     (.56)    (.01)  (.57)  11.71      11.27     1,221
  2002         10.93       .57        .13    .70     (.57)      --   (.57)  11.06       6.52       717
  2001         10.33       .58        .59   1.17     (.57)      --   (.57)  10.93      11.48       636
-------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
                       Before Credit/         After          After Credit/
                       Reimbursement     Reimbursement(c)   Reimbursement(d)
TENNESSEE            -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (11/87)
  2005          .83%    4.24%      .83%    4.24%      .83%    4.25%         9%
  2004          .84     4.48       .84     4.48       .83     4.49         20
  2003          .84     4.69       .84     4.69       .84     4.70         13
  2002          .85     4.99       .85     4.99       .84     5.00         20
  2001          .88     5.17       .88     5.17       .85     5.19         12
Class B (2/97)
  2005         1.58     3.50      1.58     3.50      1.58     3.50          9
  2004         1.59     3.73      1.59     3.73      1.58     3.74         20
  2003         1.59     3.94      1.59     3.94      1.59     3.95         13
  2002         1.60     4.23      1.60     4.23      1.59     4.24         20
  2001         1.63     4.41      1.63     4.41      1.60     4.44         12
Class C (10/93)
  2005         1.38     3.69      1.38     3.69      1.38     3.70          9
  2004         1.39     3.93      1.39     3.93      1.38     3.93         20
  2003         1.39     4.13      1.39     4.13      1.39     4.14         13
  2002         1.40     4.43      1.40     4.43      1.39     4.44         20
  2001         1.43     4.61      1.43     4.61      1.40     4.64         12
Class R (2/97)
  2005          .63     4.44       .63     4.44       .63     4.45          9
  2004          .64     4.68       .64     4.68       .63     4.68         20
  2003          .64     4.88       .64     4.88       .64     4.88         13
  2002          .65     5.18       .65     5.18       .64     5.20         20
  2001          .68     5.36       .68     5.36       .65     5.39         12
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust III:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund, Nuveen North Carolina Municipal Bond Fund and Nuveen Tennessee Municipal Bond Fund (constituting the Nuveen Multistate Trust III, hereafter referred to as the "Funds") at May 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the year ended May 31, 2001 were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in the report dated July 11, 2001.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL
July 28, 2005


----
50

            ANNUAL INVESTMENT MANAGEMENT AGREEMENT APPROVAL PROCESS

   At a meeting held on May 10-12, 2005, the Board of Trustees of the Funds, including the independent trustees, unanimously approved the Investment Management Agreement between each Fund and NAM (the "Adviser").

The Approval Process

   To assist the Board in its evaluation of an advisory contract with the Adviser, the independent trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by the Adviser; the organization of the Adviser, including the responsibilities of various departments and key personnel; the respective Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") as described below; the profitability of the Adviser and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of the Adviser in providing the various services; the advisory fees of the Adviser, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of the Adviser's management fees with the fees the Adviser assesses to other types of investment products or accounts, if any; the soft dollar practices of the Adviser; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

   In addition to the foregoing materials, independent legal counsel to the independent trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

   At the Board meeting, the Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the trustees considered the advisory contracts with the Adviser. The independent trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Adviser; (b) the investment performance of the Fund and the Adviser; (c) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund;
(d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

   In evaluating the nature, extent and quality of the Adviser's services, the trustees reviewed information concerning the types of services that the Adviser or its affiliates provide and are expected to provide to the Funds; narrative and statistical information concerning the respective Fund's performance record and how such performance compares to the Fund's Peer Group; information describing the Adviser's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the trustees received materials regarding the changes or additions in personnel of the Adviser. The trustees further noted the willingness of the personnel of the Adviser to engage in open, candid discussions with the Board. The trustees further considered the quality of the Adviser's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of the Adviser. In their review of advisory contracts for the fixed income funds, the trustees also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the trustees' experience with the Funds, other Nuveen funds and the Adviser, the trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of the Adviser.

   In addition to advisory services, the independent trustees considered the quality of the administrative or non-advisory services provided. In this regard, the Adviser provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, the Adviser and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the trustees considered, in particular, the Adviser's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The trustees noted the Adviser's focus on compliance and its compliance systems. In their review, the trustees considered, among other things, the additions of experienced personnel to the


----
51

Adviser's compliance group and modifications and other enhancements to the Adviser's computer systems. In addition to the foregoing, the trustees also noted that the Adviser outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

   With respect to services provided to the Funds, the trustees also noted, among other things, the enhancements the Adviser has implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify the Adviser's computer systems as necessary to support the innovations of the municipal investment team (such as, the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments).

   Based on their review, the trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreements were of a high level and were quite satisfactory.

B. The Investment Performance of the Fund and the Adviser

   As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group, if available. Among other things, the Board received materials reflecting a Fund's historic performance and the Fund's performance compared to its Peer Group if available. Further, in evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group. The trustees evaluated, among other things, a Fund's one, three and five year total returns (as available) for the periods ending December 31, 2004 relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all funds in the Peer Group. Based on their review, the trustees determined that each Fund's absolute and relative investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

   1. Fees and Expenses

   In evaluating the management fees and expenses that a Fund is expected to bear, the trustees considered the respective Fund's current management fee structure and the Fund's expected expense ratios in absolute terms as well as compared with the fees and respective expense ratios of the unaffiliated funds in its Peer Group. The trustees reviewed the financial information of the Adviser, including its respective revenues, expenses and profitability. In reviewing fees, the trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in its Peer Group and peer averages. In this regard, the trustees noted that the relative ranking of the Nuveen Funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain Funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale." In addition to the foregoing, in their review of the fee and expense information provided for the municipal funds, including, in particular, the expense ratios of the unaffiliated funds in the Peer Group, the trustees determined that such Funds' net total expense ratios were within an acceptable range compared to such peers.

   2. Comparisons with the Fees of Other Clients

   The trustees further compared the fees of the Adviser to the fees the Adviser or an affiliate thereof assessed for other types of clients. Such other clients included clients investing in municipal funds, such as municipal managed accounts. With respect to municipal managed accounts, the advisory fees for such accounts are generally lower than those charged to the comparable Fund. The trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, the Adviser and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the trustees also considered, among other things, the differences in product distribution, investor profiles and account sizes. Accordingly, the trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

   3. Profitability of the Adviser

   In conjunction with its review of fees, the trustees also considered the profitability of the Adviser. The trustees reviewed the Adviser's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the trustees


----
52
recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the trustees reviewed the Adviser's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc., and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the trustees considered the Adviser's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by the Adviser. Based on their review, the trustees were satisfied that the Adviser's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

   In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

   In reviewing the compensation, the trustees have long understood the benefits of economies of scale as the assets of a fund grows and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May, 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the trustees reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all Funds in the Nuveen complex. The trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

   In evaluating fees, the trustees also considered any indirect benefits or profits the Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the trustees considered any benefits from soft dollar arrangements. The trustees noted that although the Adviser manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that the Adviser typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, the Adviser does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services.

   In addition to soft dollar arrangements, the trustees also considered any other revenues, if any, received by the Adviser or its affiliates. In this regard, for Funds with 12b-1 plans, the trustees received and considered the amount 12b-1 fees retained by Nuveen during the last calendar year. The trustees noted that the vast majority of the 12b-1 fees received by Nuveen are ultimately paid to other financial advisers.

F. Other Considerations

   Nuveen, until recently, was a majority owned subsidiary of St. Paul Travelers. As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of the Adviser. Pursuant to a series of transactions, St. Paul has begun to reduce its interest in Nuveen which will ultimately result in a change of control of Nuveen and therefore the Adviser. As mandated by the 1940 Act, such a change in control would result in an assignment of the advisory agreement with the Adviser and the automatic termination of such agreement. Accordingly, the Board also considered the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving the Adviser, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of the Adviser; the possible benefits and costs of the


----
53
transactions to the respective Fund; the potential implications of any arrangements used by the Adviser to finance certain of the transactions; the ability of the Adviser to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of the Adviser. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by the Adviser, the terms of the Investment Management Agreements, including the fees thereunder, and would not materially affect the organization or operations of the Adviser. Accordingly, the Board determined that their analysis of the various factors regarding their approval of the Adviser would continue to apply after the change of control.

G. Approval

   The trustees did not identify any single factor discussed previously as all-important or controlling. The trustees, including a majority of independent trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Adviser's fees are reasonable in light of the services provided to each Fund, that the renewal of the Investment Management Agreements should be approved, and that the new, post-change of control Investment Management Agreements be approved and recommended to shareholders.


----
54

                                     Notes

--------------------------------------------------------------------------------
55

                                     Notes

--------------------------------------------------------------------------------
56

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                              Number of
                                                                                                            Portfolios in
Name,                         Position(s)       Year First    Principal Occupation(s)                       Fund Complex
Birthdate                     Held with         Elected or    Including other Directorships                  Overseen by
and Address                   the Funds       Appointed /(2)/ During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------------------
Trustee who is an interested person of the Funds:


-------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger /(1)/ Chairman of the      1994       Chairman and Director (since 1996) of Nuveen       155
3/28/49                       Board and                       Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive           Trustee                         LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                             (since 1996) of Nuveen Advisory Corp. and
                                                              Nuveen Institutional Advisory Corp./4/;
                                                              Chairman and Director (since 1997) of Nuveen
                                                              Asset Management; Director (since 1996) of
                                                              Institutional Capital Corporation; Chairman
                                                              and Director (since 1999) of Rittenhouse
                                                              Asset Management, Inc.; Chairman of Nuveen
                                                              Investments Advisers Inc. (since 2002).

Trustees who are not interested persons of the Funds:


-------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner             Trustee              1997       Private Investor and Management Consultant.        155
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown             Trustee              1993       Retired (1989) as Senior Vice President of         155
7/29/34                                                       The Northern Trust Company; Director,
333 W. Wacker Drive                                           Community Advisory Board for Highland Park
Chicago, IL 60606                                             and Highwood, United Way of the North Shore
                                                              (since 2002).


-------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                 Trustee              1999       President, The Hall-Perrine Foundation, a          155
10/22/48                                                      private philanthropic corporation (since
333 W. Wacker Drive                                           1996); Director and Vice Chairman, United
Chicago, IL 60606                                             Fire Group, a publicly held company; Adjunct
                                                              Faculty Member, University of Iowa;
                                                              Director, Gazette Companies; Life Trustee of
                                                              Coe College; Director, Iowa College
                                                              Foundation; formerly, Director, Alliant
                                                              Energy; formerly Director, Federal Reserve
                                                              Bank of Chicago; formerly, President and
                                                              Chief Operating Officer, SCI Financial
                                                              Group, Inc., a regional financial services
                                                              firm.


-------------------------------------------------------------------------------------------------------------------------
William C. Hunter             Trustee              2004       Dean and Distinguished Professor of Finance,       155
3/16/48                                                       School of Business at the University of
333 W. Wacker Drive                                           Connecticut (since 2003); previously, Senior
Chicago, IL 60606                                             Vice President and Director of Research at
                                                              the Federal Reserve Bank of Chicago
                                                              (1995-2003); Director (since 1997), Credit
                                                              Research Center at Georgetown University;
                                                              Director of Xerox Corporation (since 2004).


-------------------------------------------------------------------------------------------------------------------------
David J. Kundert              Trustee              2005       Retired (2004) as Chairman, JPMorgan Fleming       153
10/28/42                                                      Asset Management, President and CEO, Banc
333 W. Wacker Drive                                           One Investment Advisors Corporation, and
Chicago, IL 60606                                             President, One Group Mutual Funds; prior
                                                              thereto, Executive Vice President, Banc One
                                                              Corporation and Chairman and CEO, Banc One
                                                              Investment Management Group; Board of
                                                              Regents, Luther College; currently a member
                                                              of the American and Wisconsin Bar
                                                              Associations.

----
57

================================================================================

                                                                                                    Number of
                                                                                                  Portfolios in
Name,                Position(s)      Year First    Principal Occupation(s)                       Fund Complex
Birthdate            Held with        Elected or    Including other Directorships                  Overseen by
and Address          the Funds      Appointed /(2)/ During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee             1997       Chairman, formerly, Senior Partner and Chief       155
9/24/44                                             Operating Officer, (retired, 2004);
333 W. Wacker Drive                                 Miller-Valentine Partners Ltd., a real
Chicago, IL 60606                                   estate investment company; formerly, Vice
                                                    President, Miller-Valentine Realty, a
                                                    construction company; Board Member and Chair
                                                    of the Finance Committee, member of the
                                                    Audit Committee of Premier Health Partners,
                                                    the not-for-profit company of Miami Valley
                                                    Hospital; Board Member, formerly Chair,
                                                    Dayton Development Coalition; President,
                                                    Dayton Philharmonic Orchestra Association;
                                                    formerly, Member, Community Advisory Board,
                                                    National City Bank, Dayton, Ohio and
                                                    Business Advisory Council, Cleveland Federal
                                                    Reserve Bank.


---------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee             1997       Executive Director, Gaylord and Dorothy            155
12/29/47                                            Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                 thereto, Executive Director, Great Lakes
Chicago, IL 60606                                   Protection Fund (from 1990 to 1994).


---------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine   Trustee             2005       Senior Vice President for Business and             155
1/22/50                                             Finance (since 1997), Northwestern
333 W. Wacker Drive                                 University; Director (since 2003), Chicago
Chicago, IL 60606                                   Board of Options Exchange; Director (since
                                                    2003), National Mentor Holdings, a
                                                    privately-held, national provider of home
                                                    and community-based services; Chairman
                                                    (since 1997), Board of Directors, Rubicon,
                                                    an insurance company owned by Northwestern
                                                    University; Director (since 1997), Evanston
                                                    Chamber of Commerce and Evanston Inventure,
                                                    a business development organization.
                                                                                                    Number of
                                                                                                  Portfolios in
Name,                Position(s)      Year First                                                  Fund Complex
Birthdate            Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed /(3)/ During Past 5 Years                              Officer
---------------------------------------------------------------------------------------------------------------

Officers of the Funds:


---------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief               1988       Managing Director (since 2002), Assistant          155
9/9/56               Administrative                 Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                        formerly, Vice President and Assistant
Chicago, IL 60606                                   General Counsel of Nuveen Investments, LLC;
                                                    Managing Director (since 2002), General
                                                    Counsel and Assistant Secretary, formerly,
                                                    Vice President of Nuveen Advisory Corp. and
                                                    Nuveen Institutional Advisory Corp./4/;
                                                    Managing Director (since 2002), Assistant
                                                    Secretary and Associate General Counsel,
                                                    formerly, Vice President (since 2000), of
                                                    Nuveen Asset Management, Managing Director
                                                    (since 2004) and Assistant Secretary (since
                                                    1994) of Nuveen Investments, Inc.; Assistant
                                                    Secretary of NWQ Investment Management
                                                    Company, LLC (since 2002); Vice President
                                                    and Assistant Secretary of Nuveen
                                                    Investments Advisers Inc. (since 2002);
                                                    Managing Director, Associate General Counsel
                                                    and Assistant Secretary of Rittenhouse Asset
                                                    Management, Inc. (since 2003); Chartered
                                                    Financial Analyst.


---------------------------------------------------------------------------------------------------------------
Julia L. Antonatos   Vice President      2004       Managing Director (since 2005), previously,        155
9/22/63                                             Vice President (since 2002), formerly,
333 W. Wacker Drive                                 Assistant Vice President (since 1999) of
Chicago, IL 60606                                   Nuveen Investments, LLC; Chartered Financial
                                                    Analyst.


---------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President      2000       Vice President (since 2002), formerly,             155
2/3/66               and Assistant                  Assistant Vice President (since 2000) of
333 W. Wacker Drive  Secretary                      Nuveen Investments, LLC.
Chicago, IL 60606

----
58

                                                                                                     Number of
                                                                                                   Portfolios in
Name,                 Position(s)      Year First                                                  Fund Complex
Birthdate             Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed /(3)/ During Past 5 Years                              Officer
----------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President      1999       Vice President of Nuveen Investments, LLC          155
11/28/67              and Treasurer                  (since 1999); Vice President and Treasurer
333 W. Wacker Drive                                  of Nuveen Investments, Inc. (since 1999);
Chicago, IL 60606                                    Vice President and Treasurer of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp./4/ (since 1999); Vice
                                                     President and Treasurer of Nuveen Asset
                                                     Management (since 2002) and of Nuveen
                                                     Investments Advisers Inc.; Assistant
                                                     Treasurer of NWQ Investment Management
                                                     Company, LLC (since 2002); Vice President
                                                     and Treasurer of Nuveen Rittenhouse Asset
                                                     Management, Inc. (since 2003); Chartered
                                                     Financial Analyst.


----------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President      1998       Vice President (since 2002) and Assistant          155
9/24/64               and Secretary                  General Counsel (since 1998); formerly,
333 W. Wacker Drive                                  Assistant Vice President (since 1998) of
Chicago, IL 60606                                    Nuveen Investments, LLC; Vice President
                                                     (since 2002) and Assistant Secretary (since
                                                     1998), formerly, Assistant Vice President of
                                                     Nuveen Advisory Corp. and Nuveen
                                                     Institutional Advisory Corp./4/; and (since
                                                     2005) Nuveen Asset Management.


----------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President      1998       Managing Director (since 2004) formerly,           155
10/24/45                                             Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                  Managing Director (since 2004) formerly,
Chicago, IL 60606                                    Vice President (since 1998) of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp./4/; Managing Director (since
                                                     2005) of Nuveen Asset Management.


----------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President      1995       Managing Director (since 2002) of Nuveen           155
3/2/64                                               Investments, LLC; Managing Director (since
333 W. Wacker Drive                                  2001), formerly, Vice President (since 1995)
Chicago, IL 60606                                    of Nuveen Advisory Corp. and Nuveen
                                                     Institutional Advisory Corp./4/; Managing
                                                     Director (since 2001) of Nuveen Asset
                                                     Management; Vice President (since 2002) of
                                                     Nuveen Investment Advisers Inc.; Chartered
                                                     Financial Analyst.


----------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President      1998       Vice President (since 1993) and Funds              155
5/31/54               and Controller                 Controller (since 1998) of Nuveen
333 W. Wacker Drive                                  Investments, LLC; formerly, Vice President
Chicago, IL 60606                                    and Funds Controller (1998-2004) of Nuveen
                                                     Investments, Inc.; Certified Public
                                                     Accountant.


----------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President      2004       Vice President and Deputy Director of              155
4/13/56               and Chief                      Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                     Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                        Advisers Inc., Nuveen Asset Management and
                                                     Rittenhouse Asset Management, Inc.;
                                                     previously, Vice President and Deputy
                                                     Director of Compliance (2004) of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp.;/4/ formerly, Senior Attorney
                                                     (1994 to 2004), The Northern Trust Company.


----------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President      2000       Vice President (since 2000) of Nuveen              155
3/22/63                                              Investments, LLC; Certified Public
333 W. Wacker Drive                                  Accountant.
Chicago, IL 60606


----------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President      2002       Vice President (since 1999) of Nuveen              155
8/27/61                                              Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

----
59

================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in
Name,               Position(s)      Year First                                                  Fund Complex
Birthdate           Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed /(3)/ During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President      1988       Vice President, Assistant Secretary and            155
7/27/51             and Assistant                  Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                      Investments, LLC; Vice President and
Chicago, IL 60606                                  Assistant Secretary of Nuveen Advisory Corp.
                                                   and Nuveen Institutional Advisory Corp./4/;
                                                   Assistant Secretary of Nuveen Investments,
                                                   Inc. and Vice President (since 2005) and of
                                                   Nuveen Asset Management; Vice President
                                                   (since 2000), Assistant Secretary and
                                                   Assistant General Counsel (since 1998) of
                                                   Rittenhouse Asset Management; Vice President
                                                   and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Assistant Secretary of NWQ Investment
                                                   Management Company, LLC (since 2002).

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
60

--------------------------------------------------------------------------------
  Fund Information
================================================================================


  Fund Manager             Legal Counsel              Transfer Agent and
  Nuveen Asset Management* Chapman and Cutler LLP     Shareholder Services
  333 West Wacker Drive    Chicago, IL                Boston Financial
  Chicago, IL 60606                                   Data Services, Inc.
                           Independent Registered     Nuveen Investor Services
                           Public Accounting Firm     P.O. Box 8530
                           PricewaterhouseCoopers LLP Boston, MA 02266-8530
                           Chicago, IL                (800) 257-8787

                           Custodian
                           State Street Bank & Trust
                           Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions. Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




*NAC and NIAC Merge into NAM--Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen investments. It does not affect the investment objectives or portfolio management of any Fund.
================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2004, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
61

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $124 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MAN-MS5-0505D

                           PART C--OTHER INFORMATION

Item 23: Exhibits.


a.1. Declaration of Trust of Registrant. Filed as Exhibit 1(a) to Registrant's Registration Statement on
     Form N-1A (File No. 333-16611) and incorporated herein by reference thereto.
a.2. Amendment to Declaration of Trust of Registrant dated September 15, 2000. Filed as Exhibit a.2 to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (File
     No. 333-16611) and incorporated herein by reference thereto.
a.3. Amended Establishment and Designation of Series of Shares of Beneficial Interest dated
     September 15, 2000. Filed as Exhibit a.3 to Post-Effective Amendment No. 5 to Registrant's
     Registration Statement on Form N-1A (File No. 333-16611) and incorporated herein by reference thereto.
a.4. Certificate for the Establishment and Designation of Classes dated July 10, 1996. Filed as
     Exhibit 1(c) to Registrant's Registration Statement on Form N-1A (File No. 333-16611) and
     incorporated herein by reference thereto.
a.5. Incumbency Certificate. Filed as Exhibit 1(d) to Post-Effective Amendment No. 1 to Registrant's
     Registration Statement on Form N-1A (File No. 333-16611) and incorporated herein by reference thereto.
  b. By-Laws of Registrant. Filed as Exhibit b to Post-Effective Amendment No. 8 to Registrant's
     Registration Statement on Form N-1A (File No. 333-16611) and incorporated herein by reference thereto.
  c. Specimen certificates of Shares of each Fund. Filed as Exhibit 4 to Registrant's Registration
     Statement on Form N-1A (File No. 333-16611) and incorporated herein by reference thereto.
d.1. Investment Management Agreement between Registrant and Nuveen Asset Management dated
     July 26, 2005. Filed herewith.
e.1. Distribution Agreement between Registrant and John Nuveen & Co. Incorporated. Filed as
     Exhibit 6 to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form
     N-1A (File No. 333-16611) and incorporated herein by reference thereto.
e.2. Renewal of Distribution Agreement dated July 28, 2005. Filed herewith.
e.3. Form of Dealer Distribution, Shareholder Servicing and Fee-Based Program Agreement. Filed as
     Exhibit e.3 to Post-Effective Amendment No. 10 to Nuveen Multistate Trust II's Registration
     Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
  f. Not applicable.
g.1. Custodian Agreement between Registrant and State Street Bank and Trust Company. Filed as
     Exhibit g to Post-Effective Amendment No. 10 to Nuveen Municipal Trust's Registration
     Statement on Form N-1A (File No. 333-14725) and incorporated herein by reference thereto.
g.2. Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005. Filed as Exhibit g.2 to Post-Effective Amendment
     No. 13 to Nuveen Multistate Trust II's Registration Statement on Form N-1A (File No. 333-14729)
     and incorporated herein by reference thereto.
  h. Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust
     Company. Filed as Exhibit h to Post-Effective Amendment No. 10 to Nuveen Municipal Trust's
     Registration Statement on Form N-1A (File No. 333-14725) and incorporated herein by reference thereto.
  i. Opinion of Morgan, Lewis & Bockius LLP. Filed herewith.
  j. Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. Filed
     herewith.
  k. Not applicable.
  l. Not applicable.

  m. Amended Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class A Shares,
     Class B Shares and Class C Shares of each Fund. Filed as Exhibit m to Post-Effective
     Amendment No. 4 to Registrant's Registration Statement on Form N-1A (File No. 333-16611) and
     incorporated herein by reference thereto.
  n. Multi-Class Plan Adopted Pursuant to Rule 18f-3. Filed as Exhibit 18 to Registrant's Registration
     Statement on Form N-1A (File No. 333-16611) and incorporated herein by reference thereto.
  o. Not applicable.
  p. Code of Ethics and Reporting Requirements. Filed as Exhibit p to Post-Effective Amendment
     No. 13 to Nuveen Multistate Trust II's Registration Statement on Form N-1A (File No. 333-14729)
     and incorporated herein by reference thereto.
q.1. Original Powers of Attorney for certain of Registrant's Trustees authorizing, among others,
     Gifford R. Zimmerman and Alan G. Berkshire to execute the Registration Statement on his or her behalf. Filed as Exhibit a to Post-Effective Amendment No. 5 to Registrant's Registration
     Statement on Form N-1A (File No. 333-16611) and incorporated herein by reference thereto.
q.2. Original Powers of Attorney for certain of Registrant's Trustees authorizing, among others,
     Gifford R. Zimmerman and Jessica R. Droeger to execute the Registration Statement on his or her behalf. Filed as Exhibit q to Post-Effective Amendment No. 10 to Nuveen Municipal Trust's
     Registration Statement on Form N-1A (File No. 333-14725) and incorporated herein by reference thereto.
q.3. Original Powers of Attorney for David J. Kundert and Eugene S. Sunshine. Filed as Exhibit q.3
     to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File
     No. 333-16611) and incorporated by reference thereto.
  r. Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Registrant's Registration Statement pursuant to power of attorney.
     Filed herewith.


Item 24: Persons Controlled by or Under Common Control with Registrant

   Not applicable.

Item 25: Indemnification

   Section 4 of Article XII of Registrant's Amended and Restated Declaration of Trust provides as follows:

   Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

   No indemnification shall be provided hereunder to a Covered Person:

      (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

      (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

      (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

          (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

          (ii) by written opinion of independent legal counsel.

   The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

   Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

      (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

      (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

   As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

   As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                               -----------------

   The trustees and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $50,000,000 (with a maximum deductible of $1,000,000, which does not apply to individual trustees or officers) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26: Business and Other Connections of Investment Adviser


   Nuveen Asset Management ("NAM") serves as investment adviser to the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.


   For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management" in the Statement of Additional Information. Such information for the remaining senior officers of NAM appears below:

                                                     Other Business Profession, Vocation or
Name and Position with NAM                           Employment During Past Two Years
--------------------------                           ---------------------------------------
John P. Amboian, President and Director............. President and Director of Nuveen
                                                     Investments, Inc., Nuveen Investments,
                                                     LLC, Rittenhouse Asset Management,
                                                     Inc.; formerly, President and Director
                                                     of Nuveen Advisory Corp. and Nuveen
                                                     Institutional Advisory Corp.

Alan G. Berkshire, Senior Vice President, Secretary  Senior Vice President, General Counsel
and General Counsel................................. and Secretary of Nuveen Investments,
                                                     Inc., Nuveen Investments, LLC,
                                                     Rittenhouse Asset Management, Inc.
                                                     and Nuveen Investments Holdings, Inc.;
                                                     Senior Vice President and Secretary of
                                                     Nuveen Investments Advisers Inc.;
                                                     Assistant Secretary of NWQ Investment
                                                     Management Company, LLC and
                                                     Secretary of Symphony Asset
                                                     Management, LLC; formerly, Vice
                                                     President and Secretary of Nuveen
                                                     Institutional Advisory Corp. and
                                                     Nuveen Advisory Corp. (1997-2004).

Stuart J. Cohen, Vice President, Assistant Secretary Vice President, Assistant Secretary and
and Assistant General Counsel....................... Assistant General Counsel of Nuveen
                                                     Investments, LLC, Nuveen Investments
                                                     Holdings, Inc. and Rittenhouse Asset
                                                     Management, Inc.; Vice President of
                                                     Nuveen Investments Advisers Inc.

Sherri A. Hlavacek, Vice President and Corporate     Vice President and Corporate
Controller.......................................... Controller of Nuveen Investments, LLC,
                                                     Nuveen Investments Holdings, Inc.,
                                                     Nuveen Investments Advisers Inc. and
                                                     Rittenhouse Asset Management, Inc.;
                                                     Vice President and Controller of
                                                     Nuveen Investments, Inc.; Certified
                                                     Public Accountant.

                                                   Other Business Profession, Vocation or
Name and Position with NAM                         Employment During Past Two Years
--------------------------                         --------------------------------------
Mary E. Keefe, Managing Director and Chief         Managing Director (since June 2004) of
Compliance Officer................................ Nuveen Investments, Inc.; Managing
                                                   Director and Chief Compliance Officer
                                                   of Nuveen Investments, LLC, Nuveen
                                                   Investments Advisers Inc. and
                                                   Rittenhouse Asset Management, Inc.;
                                                   Chief Compliance Officer of Symphony
                                                   Asset Management, LLC; Head of
                                                   Global Compliance (January 2004 -
                                                   May 2004) Citadel Investment Group;
                                                   Director, Midwest Regional Office
                                                   (1994-2003) United States Securities
                                                   and Exchange Commission.

Margaret E. Wilson, Senior Vice President, Finance Senior Vice President, Finance, of
                                                   Nuveen Investments, Inc., Nuveen
                                                   Investments, LLC, Rittenhouse Asset
                                                   Management, Inc., Nuveen Investments
                                                   Advisers Inc. and Nuveen Investments
                                                   Holdings, Inc.; formerly, Senior Vice
                                                   President, Finance of Nuveen Advisory
                                                   Corp. and Nuveen Institutional
                                                   Advisory Corp. (1998-2004).

Item 27: Principal Underwriters

   (a) Nuveen Investments, LLC ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust, Nuveen Investment Trust II, and Nuveen Investment Trust III. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia

Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 3, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, Nuveen North Carolina Dividend Advantage Municipal Fund 2, Nuveen Virginia Dividend Advantage Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund, Nuveen Insured California Dividend Advantage Municipal Fund, Nuveen Insured New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund 3, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 3, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen North Carolina Dividend Advantage Municipal Fund 3, Nuveen Insured Tax-Free Advantage Municipal Fund, Nuveen Insured California Tax-Free Advantage Municipal Fund, Nuveen Insured Florida Tax-Free Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund, Nuveen Insured New York Tax-Free Advantage Municipal Fund, Nuveen Senior Income Fund, Nuveen Real Estate Income Fund, Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2, Nuveen Quality Preferred Income Fund 3, Nuveen Preferred and Convertible Income Fund, Nuveen Preferred and Convertible Income Fund 2, Nuveen Diversified Dividend and Income Fund, Nuveen Municipal High Income Opportunity Fund, Nuveen Tax-Advantaged Total Return Strategy Fund, Nuveen Floating Rate Income Fund, Nuveen Floating Rate Income Opportunity Fund, Nuveen Equity Premium Income Fund, Nuveen Equity Premium Opportunity Fund, Nuveen Tax-Advantaged Floating Rate Fund and Nuveen Equity Premium Advantage Fund.

   (b)

   Name and Principal      Positions and Offices    Positions and Offices
   Business Address        with Underwriter         with Registrant
   --------------------------------------------------------------------------
   Timothy R. Schwertfeger Chairman of the Board,   Chairman of the Board and
   333 West Wacker Drive   Chief Executive Officer  Trustee
   Chicago, IL 60606       and Director

   John P. Amboian         President                None
   333 West Wacker Drive
   Chicago, IL 60606

   William Adams IV        Executive Vice President None
   333 West Wacker Drive
   Chicago, IL 60606

Name and Principal     Positions and Offices            Positions and Offices
Business Address       with Underwriter                 with Registrant
-------------------------------------------------------------------------------------
Alan G. Berkshire      Senior Vice President, Secretary None
333 West Wacker Drive  and General Counsel
Chicago, IL 60606

Robert K. Burke        Vice President                   None
333 West Wacker Drive
Chicago, IL 60606

Peter H. D'Arrigo      Vice President and Treasurer     Vice President and Treasurer
333 West Wacker Drive
Chicago, IL 60606

Jessica R. Droeger     Vice President, Assistant        Vice President and Secretary
333 West Wacker Drive  General Counsel and Assistant
Chicago, IL 60606      Secretary

Stephen D. Foy         Vice President                   Vice President and Controller
333 West Wacker Drive
Chicago, IL 60606

Robert B. Kuppenheimer Vice President                   None
333 West Wacker Drive
Chicago, IL 60606

Larry W. Martin        Vice President, Assistant        Vice President and Assistant
333 West Wacker Drive  General Counsel and              Secretary
Chicago, IL 60606      Assistant Secretary

Paul C. Williams       Vice President                   None
333 West Wacker Drive
Chicago, IL 60606

Margaret E. Wilson     Senior Vice President, Finance   None
333 West Wacker Drive
Chicago, IL 60606

Gifford R. Zimmerman   Managing Director and            Chief Administrative Officer
333 West Wacker Drive  Assistant Secretary
Chicago, IL 60606

   (c) Not applicable.

Item 28: Location of Accounts and Records

   Nuveen Asset Management, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of Trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.


   State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Asset Management.


   Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Funds.

Item 29: Management Services

   Not applicable.

Item 30: Undertakings

   Not applicable.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Registration Statement meets all the requirements for effectiveness under paragraph (b) of Rule 485 under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 11 to Registration Statement No. 333-16611 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 28th day of September, 2005.


                                                 NUVEEN MULTISTATE TRUST III

                                                       /s/  JESSICA R. DROEGER
                                                    -----------------------------
                                                         Jessica R. Droeger,
                                                    Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


        Signature                  Title                           Date
        ---------                  -----                           ----
   /S/  STEPHEN D. FOY    Vice President and                September 28, 2005
-------------------------   Controller (principal
     STEPHEN D. FOY         financial and
                            accounting officer)

/S/  GIFFORD R. ZIMMERMAN Chief Administrative              September 28, 2005
-------------------------   Officer (principal
  GIFFORD R. ZIMMERMAN      executive officer)

 Timothy R. Schwertfeger  Chairman of the Board   )   By  /S/  JESSICA R. DROEGER
                            and Trustee           )       -----------------------
                                                  )         JESSICA R. DROEGER
                                                  )          Attorney-in-Fact
                                                  )
                                                  )         September 28, 2005
                                                  )
                                                  )
                                                  )
    Robert P. Bremner     Trustee                 )
                                                  )
    Lawrence H. Brown     Trustee                 )
                                                  )
      Jack B. Evans       Trustee                 )
                                                  )
    David J. Kundert      Trustee                 )
                                                  )
    William C. Hunter     Trustee                 )
                                                  )
  William J. Schneider    Trustee                 )
                                                  )
   Judith M. Stockdale    Trustee                 )
                                                  )
   Eugene S. Sunshine     Trustee                 )



An original power of attorney authorizing, among others, Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman to execute this Registration Statement, and Amendments thereto, for each of the Trustees of the Registrant has been executed and filed with the Securities and Exchange Commission.

                                 EXHIBIT INDEX


Name                                                                                            EXHIBIT
----                                                                                            -------

Investment Management Agreement between Registrant and Nuveen Asset Management.                   d.1

Renewal of Distribution Agreement.                                                                e.2

Opinion of Morgan, Lewis & Bockius LLP.                                                           i.

Consent of PricewaterhouseCoopers LLP.                                                            j.

Certified copy of Resolution of Board of Trustees authorizing the signing of the names of         r.
trustees and officers on the Registrant's Registration Statement pursuant to power of attorney.